Exhibit 10.13

SOLICITATION, OFFER AND AWARD

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)	RATING	PAGE 1 OF PAGES 57

2. CONTRACT NO.	3. SOLICITATION NO.	4. TYPE OF SOLICITATION	5. DATE ISSUED	6. REQUISITION/PURCHASE NO.
H9240824D0001		[ ] SEALED BID (IFB) [ ] NEGOTIATED (RFP)	07 June 2024	

7. ISSUED BY CODE H92408	8. ADDRESS OFFER TO (If other than Item 7) CODE
HQ USSOCOM SOF AT&L-KF 7701 TAMPA POINT BLVD TAMPA FL 33621-5323 TEL: FAX:	See Item 7 TEL: FAX:

NOTE: In sealed bid solicitations "offer" and "offeror" mean "bid" and "bidder".

SOLICITATION

9. Sealed offers in original and ______ copies for furnishing the supplies or services in the Schedule will be received at the place specified in Item 8, or if handcarried, in the depository located in ______________________ until ______ (Hour) local time ______ (Date)

CAUTION - LATE Submissions, Modifications, and Withdrawals: See Section L, Provision No. 52.214-7 or 52.215-1. All offers are subject to all terms and conditions contained in this solicitation.

10. FOR INFORMATION CALL:	A. NAME	B. TELEPHONE (Include area code) *(NO COLLECT CALLS)*	C. E-MAIL ADDRESS

11. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				**PART II - CONTRACT CLAUSES**	
X	A	SOLICITATION/ CONTRACT FORM	1 - 2	X	I	CONTRACT CLAUSES	23 - 55
X	B	SUPPLIES OR SERVICES AND PRICES/ COSTS	3 - 14			**PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS**	
	C	DESCRIPTION/ SPECS./ WORK STATEMENT		X	J	LIST OF ATTACHMENTS	56
	D	PACKAGING AND MARKING				**PART IV - REPRESENTATIONS AND INSTRUCTIONS**	
X	E	INSPECTION AND ACCEPTANCE	15		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
X	F	DELIVERIES OR PERFORMANCE	16 - 17				
X	G	CONTRACT ADMINISTRATION DATA	18 - 20	X	L	INSTRS., CONDS., AND NOTICES TO OFFERORS	57
X	H	SPECIAL CONTRACT REQUIREMENTS	21 - 22		M	EVALUATION FACTORS FOR AWARD	

OFFER (Must be fully completed by offeror)

NOTE: Item 12 does not apply if the solicitation includes the provisions at 52.214-16, Minimum Bid Acceptance Period.

12. In compliance with the above, the undersigned agrees, if this offer is accepted within ______ calendar days (60 calendar days unless a different period is inserted by the offeror) from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.

13. DISCOUNT FOR PROMPT PAYMENT (See Section I, Clause No. 52.232-8)

14. ACKNOWLEDGMENT OF AMENDMENTS (The offeror acknowledges receipt of amendments to the SOLICITATION for offerors and related documents numbered and dated):	AMENDMENT NO.	DATE	AMENDMENT NO.	DATE

15A. NAME AND ADDRESS OF OFFEROR	CODE 8BP30 FACILITY	16. NAME AND TITLE OF PERSON AUTHORIZED TO SIGN OFFER (Type or print)
	MERLIN LABS INC AUSTIN PUGH 129 SOUTH ST STE 101 BOSTON MA 02111-2879	Patrick DePriest, CFO

15B. TELEPHONE NO (Include area code)	15C. CHECK IF REMITTANCE ADDRESS IS DIFFERENT FROM ABOVE - ENTER SUCH ADDRESS IN SCHEDULE.	17. SIGNATURE	18. OFFER DATE
6172269968	[ ]	(signature)	07 June 2024

AWARD (To be completed by Government)

19. ACCEPTED AS TO ITEMS NUMBERED	20. AMOUNT	21. ACCOUNTING AND APPROPRIATION
	$0.00	

22. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:	23. SUBMIT INVOICES TO ADDRESS SHOWN IN (4 copies unless otherwise specified)	ITEM
[ ] 10 U.S.C. 2304(c)( ) [ ] 41 U.S.C. 253(c)( )		

24. ADMINISTERED BY (If other than Item 7) CODE S2206A	25. PAYMENT WILL BE MADE BY CODE HQ0338
DCMA BOSTON BUILDING 1108 HANSCOM AFB MA 01731 SCD: C	DFAS COLUMBUS CENTER SOUTH ENTITLEMENT OPERATIONS P.O. BOX 182317 COLUMBUS OH 43218-2317

26. NAME OF CONTRACTING OFFICER (Type or print)	27. UNITED STATES OF AMERICA	28. AWARD DATE
Janie G. Sullivan TEL: 813-826-8909 EMAIL: janie.g.sullivan.mil@socom.mil	SULLIVAN.JANIE.GRAY.1385312314 Digitally signed by SULLIVAN.JANIE.GRAY.1385312314 Date: 2024.06.07 17:21:24 -04'00' (Signature of Contracting Officer)	07 June 2024

IMPORTANT - Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice.

Previous Edition is Unusable 33-134 STANDARD FORM 33 (REV. 9-97) Prescribed by GSA FAR (48 CFR) 53.214(c)

H9240824D0001

Section A - Solicitation/Contract Form

MINIMUM/MAXIMUM

An Indefinite Delivery Indefinite Quantity (IDIQ) contract for the Automated Crew and Workload with a five-year base ordering period. The Government may issue Delivery/Task Orders (DO/TO) on both a Cost Reimbursable (CR) and Firm Fixed Price (FFP) basis. The minimum contract value is $7,500.00. There are NO orders guaranteed above the stated minimum.

Contract Minimum. The contract minimum amount is $7,500.00.

Contract Maximum. The maximum (total) dollar value of the program is $105,000,000.00.

Dollar Values have been included for each basic contract CLIN for purposes of the Government procurement systems ONLY. There are no minimum or maximum dollar values established at the CLIN level for this contract.

H9240824D0001

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0001		UNDEFINED	Each	UNDEFINED	$0.00
	Program Management Support
	CPFF
The Contractor shall support normal programmatic activities to include, Working Group Meetings but not limited to, Technical Interchange Meetings (TIMs), Program Management Reviews (PMRs), Schedule Baseline Review (SBR), Design Reviews (PDR and CDR), In-Process Reviews (IPRs), and Test Readiness Review (TRR). SOW Reference Paragragh 4.1.
FOB: Destination
	PSC CD: 1560

	MAX COST				UNDEFINED
	FIXED FEE				UNDEFINED
	TOTAL MAX COST + FEE				$0.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0002		UNDEFINED	Each	UNDEFINED	$0.00
	System Engineering Support
	CPFF
The Contractor shall design integration for the ACW system for various SOF aircraft mission design series, as specified at the TO level.
Contractor shall fabricate, integrate, test, and evaluate the system. SOW Reference Paragraph 4.8.
FOB: Destination
	PSC CD: 1560

	MAX COST				UNDEFINED
	FIXED FEE				UNDEFINED
	TOTAL MAX COST + FEE				$0.00

H9240824D0001

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0003		UNDEFINED	Each	UNDEFINED	$0.00
	Airworthiness Certification
	CPFF
The Contractor shall ensure the ACW system meets airworthiness criteria and certification standards. The Contractor shall develop and finalize an airworthiness report supporting the platform certification for the ACW modification. The Contractor shall generate an Airworthiness Plan (AWP) to document the management of airworthiness activities throughout the modification to ensure airworthiness certifications and key airworthiness activities are accomplished in accordance with AFI 62-601, AFPD 62-6, and AWB-110. SOW Reference Paragraph 4.7.
FOB: Destination
	PSC CD: 1560

	MAX COST				UNDEFINED
	FIXED FEE				UNDEFINED
	TOTAL MAX COST + FEE				$0.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0004		UNDEFINED	Each	UNDEFINED	$0.00
	Technical Data Package
	CPFF
The Contractor shall develop, produce, maintain, and deliver a Technical Data Package (TDP) for engineering data products to include but not limited to all ACW Reduced Aircrew system SOW CDRLs, hardware, computer software, computer software documentation, and technical data.
FOB: Destination
	PSC CD: 1560

	MAX COST				UNDEFINED
	FIXED FEE				UNDEFINED
	TOTAL MAX COST + FEE				$0.00

H9240824D0001

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0005		UNDEFINED	Each	UNDEFINED	$0.00
	Travel
	COST
	Costs for transportation, lodging, meals, and incidental expenses in accrodance with FAR 31.205-46, Travel Costs. Fee is unallowable FOB: Destination PSC CD: 1560

	MAX COST				UNDEFINED

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0006		UNDEFINED	Each	UNDEFINED	$0.00
	Stage 1: Preliminary Design Review
	CPFF
The Contractor will begin the preliminary design of integration of the ACW onto the specified Government-provided SOF platform to include the following:
integration testing plan, airworthiness certification planning, electrical schematics, mechanical schematics, software specifications, and other associated tasks required to complete PDR. See SOW Paragraph 3.1.
Costs are to be negotiated at the Task Order level. Additionally, multiple CLIN types are included for every stage of the IDIQ (CPFF or CS). Specific CLIN types (CPFF or CS) to be used will be negotiated at the Task Order level.
FOB: Destination
	PSC CD: 1560

	MAX COST				UNDEFINED
	FIXED FEE				UNDEFINED
	TOTAL MAX COST + FEE				$0.00

H9240824D0001

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0007		UNDEFINED	Each	UNDEFINED	$0.00
	Stage 2: CDR
	CPFF
The Contractor shall continue work on the ACW integration design through completion of the CDR. The Contractor shall provide a final test plan to perform initial autonomy integration and hangar tests of a representative test aircraft.
SOW Reference Paragraph 3.2.
Costs are to be negotiated at the Task Order level. Additionally, multiple CLIN types are included for every stage of the IDIQ (CPFF or CS). Specific CLIN types (CPFF or CS) to be used will be negotiated at the Task Order level.
FOB: Destination
	PSC CD: 1560

	MAX COST				UNDEFINED
	FIXED FEE				UNDEFINED
	TOTAL MAX COST + FEE				$0.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0008		UNDEFINED	Each	UNDEFINED	$0.00
	Stage 3:Ground Test
	CPFF
The Contractor shall conduct ground tests and must demonstrate all the controls necessary to physically validate authority over planned aspects of system-in-control flight. Details will be further defined at the TO level. In addition, the Contractor shall begin digitally prototyping the system, and ground test via both “software in the loop” (SITL) and “hardware in the loop” (HITL) simulations to test and demonstrate the ability to control the aircraft through all planned modes of system-in-control flight, which will be further defined within each TO. SOW Reference Paragraph 3.3.
Costs are to be negotiated at the Task Order level. Additionally, multiple CLIN types are included for every stage of the IDIQ (CPFF or CS). Specific CLIN types (CPFF or CS) to be used will be negotiated at the Task Order level.
FOB: Destination
	PSC CD: 1560

	MAX COST				UNDEFINED
	FIXED FEE				UNDEFINED
	TOTAL MAX COST + FEE				$0.00

H9240824D0001

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0009		UNDEFINED	Each	UNDEFINED	$0.00
	Stage 4: Flight Test
	CPFF
The Contractor shall first complete a flight test with the system shadowing a pilot in the loop prior to system in control. Once completed, the Contractor shall complete a flight test with the system in control of the aircraft. The Contractor will report its findings and physically present results that show the system in control during enroute flight. All flights will be conducted with the standard number of flight crew in place and monitoring the aircraft and Contractor flight test engineer(s) in place monitoring the ACW system. SOW Reference 3.3.
Costs are to be negotiated at the Task Order level. Additionally, multiple CLIN types are included for every stage of the IDIQ (CPFF or CS). Specific CLIN types (CPFF or CS) to be used will be negotiated at the Task Order level.
FOB: Destination
	PSC CD: 1560

	MAX COST				UNDEFINED
	FIXED FEE				UNDEFINED
	TOTAL MAX COST + FEE				$0.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0010		UNDEFINED	Each	UNDEFINED	$0.00
	Stage 5: Take Off and Landing
	CPFF
The Contractor shall demonstrate takeoff and landing flights with the system in control. All flights will be conducted with the standard number of flight crew in place and monitoring the aircraft and contractor flight test engineer(s) in place monitoring the ACW system. SOW Reference Paragraph 3.4.
Costs are to be negotiated at the Task Order level. Additionally, multiple CLIN types are included for every stage of the IDIQ (CPFF or CS). Specific CLIN types (CPFF or CS) to be used will be negotiated at the Task Order level.
FOB: Destination
	PSC CD: 1560

	MAX COST				UNDEFINED
	FIXED FEE				UNDEFINED
	TOTAL MAX COST + FEE				$0.00

H9240824D0001

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0011		UNDEFINED	Each	UNDEFINED	$0.00
	Stage 6 : Autonomy Demo
	CPFF
The Contractor shall demonstrate High Value Mission Autonomy of Workload and Pilot Features, and/or other crew members which consists of conducting advanced autonomous aerial maneuvers relevant to anticipated threats in contested airspace in response to emerging operational needs. SOW Reference Paragraph 3.5.
Costs are to be negotiated at the Task Order level. Additionally, multiple CLIN types are included for every stage of the IDIQ (CPFF or CS). Specific CLIN types (CPFF or CS) to be used will be negotiated at the Task Order level.
FOB: Destination
	PSC CD: 1560

	MAX COST				UNDEFINED
	FIXED FEE				UNDEFINED
	TOTAL MAX COST + FEE				$0.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0012		UNDEFINED	Each	UNDEFINED	$0.00
	Stage 7: Integration on FW Aircraft
	CPFF
Depending upon the Contractor’s ability to successfully execute on desired tasking, and availability of future funds, emerging operational needs may warrant further system integrations to demonstrate the contractor’s system on additional fleet aircrafts. Specific tasking shall be defined in detail at a later date. SOW Reference 3.6.
Costs are to be negotiated at the Task Order level. Additionally, multiple CLIN types are included for every stage of the IDIQ (CPFF or CS). Specific CLIN types (CPFF or CS) to be used will be negotiated at the Task Order level.
FOB: Destination
	PSC CD: 1560

	MAX COST				UNDEFINED
	FIXED FEE				UNDEFINED
	TOTAL MAX COST + FEE				$0.00

H9240824D0001

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0013		UNDEFINED			NSP
Contract Data Requirements List (CDRL)
FFP
As required by SOW. See SOW CDRL List in Attachment 1 FOB: Destination PSC CD: 1560

MAX
NET AMT

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
1006		UNDEFINED	Each	UNDEFINED	$0.00
	Stage 1: Preliminary Design Review
	CS
The Contractor will begin the preliminary design of integration of the ACW onto the specified Government-provided SOF platform to include the following:
integration testing plan, airworthiness certification planning, electrical schematics, mechanical schematics, software specifications, and other associated tasks required to complete PDR. See SOW Paragraph 3.1.
Costs are to be negotiated at the Task Order level. Additionally, multiple CLIN types are included for every stage of the IDIQ (CPFF or CS). Specific CLIN types (CPFF or CS) to be used will be negotiated at the Task Order level.
FOB: Destination
	PSC CD: 1560

	MAX COST				UNDEFINED
	SHARE RATIO

H9240824D0001

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
1007		UNDEFINED	Each	UNDEFINED	$0.00
	Stage 2: CDR
	CS
The Contractor shall continue work on the ACW integration design through completion of the CDR. The Contractor shall provide a final test plan to perform initial autonomy integration and hangar tests of a representative test aircraft. SOW Reference Paragraph 3.2.
Costs are to be negotiated at the Task Order level. Additionally, multiple CLIN types are included for every stage of the IDIQ (CPFF or CS). Specific CLIN types (CPFF or CS) to be used will be negotiated at the Task Order level.
FOB: Destination
	PSC CD: 1560

	MAX COST				UNDEFINED
	SHARE RATIO

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
1008		UNDEFINED	Each	UNDEFINED	$0.00
	Stage 3: Ground Test
	CS
The Contractor shall conduct ground tests and must demonstrate all the controls necessary to physically validate authority over planned aspects of system-in-control flight. Details will be further defined at the TO level. In addition, the Contractor shall begin digitally prototyping the system, and ground test via both “software in the loop” (SITL) and “hardware in the loop” (HITL) simulations to test and demonstrate the ability to control the aircraft through all planned modes of system-in-control flight, which will be further defined within each TO. SOW Reference Paragraph 3.3.
Costs are to be negotiated at the Task Order level. Additionally, multiple CLIN types are included for every stage of the IDIQ (CPFF or CS). Specific CLIN types (CPFF or CS) to be used will be negotiated at the Task Order level.
FOB: Destination
	PSC CD: 1560

	MAX COST				UNDEFINED
	SHARE RATIO

H9240824D0001

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
1009		UNDEFINED	Each	UNDEFINED	$0.00
	Stage 4: Flight Test
	CS
The Contractor shall first complete a flight test with the system shadowing a pilot in the loop prior to system in control. Once completed, the Contractor shall complete a flight test with the system in control of the aircraft. The Contractor will report its findings and physically present results that show the system in control during enroute flight. All flights will be conducted with the standard number of flight crew in place and monitoring the aircraft and Contractor flight test engineer(s) in place monitoring the ACW system. SOW Reference 3.3.
Costs are to be negotiated at the Task Order level. Additionally, multiple CLIN types are included for every stage of the IDIQ (CPFF or CS). Specific CLIN types (CPFF or CS) to be used will be negotiated at the Task Order level.
FOB: Destination
	PSC CD: 1560

	MAX COST				UNDEFINED
	SHARE RATIO

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
1010		UNDEFINED	Each	UNDEFINED	$0.00
	Stage 5: Take Off and Landing
	CS
The Contractor shall demonstrate takeoff and landing flights with the system in control. All flights will be conducted with the standard number of flight crew in place and monitoring the aircraft and contractor flight test engineer(s) in place monitoring the ACW system. SOW Reference Paragraph 3.4.
Costs are to be negotiated at the Task Order level. Additionally, multiple CLIN types are included for every stage of the IDIQ (CPFF or CS). Specific CLIN types (CPFF or CS) to be used will be negotiated at the Task Order level.
FOB: Destination
	PSC CD: 1560

	MAX COST				UNDEFINED
	SHARE RATIO

H9240824D0001

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
1011		UNDEFINED	Each	UNDEFINED	$0.00
	Stage 6 : Autonomy Demo
	CS
The Contractor shall demonstrate High Value Mission Autonomy of Workload and Pilot Features, and/or other crew members which consists of conducting advanced autonomous aerial maneuvers relevant to anticipated threats in contested airspace in response to emerging operational needs. SOW Reference Paragraph 3.5.
Costs are to be negotiated at the Task Order level. Additionally, multiple CLIN types are included for every stage of the IDIQ (CPFF or CS). Specific CLIN types (CPFF or CS) to be used will be negotiated at the Task Order level.
FOB: Destination
	PSC CD: 1560

	MAX COST				UNDEFINED
	SHARE RATIO

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
1012		UNDEFINED	Each	UNDEFINED	$0.00
	Stage 7: Integration on FW Aircraft
	CS
Depending upon the Contractor’s ability to successfully execute on desired tasking, and availability of future funds, emerging operational needs may warrant further system integrations to demonstrate the contractor’s system on additional fleet aircrafts. Specific tasking shall be defined in detail at a later date. SOW Reference 3.6.
Costs are to be negotiated at the Task Order level. Additionally, multiple CLIN types are included for every stage of the IDIQ (CPFF or CS). Specific CLIN types (CPFF or CS) to be used will be negotiated at the Task Order level.
FOB: Destination
	PSC CD: 1560

	MAX COST				UNDEFINED
	SHARE RATIO

H9240824D0001

CONTRACT MINIMUM/MAXIMUM QUANTITY AND CONTRACT VALUE

The minimum quantity and contract value for all orders issued against this contract shall not be less than the minimum quantity and contract value stated in the following table. The maximum quantity and contract value for all orders issued against this contract shall not exceed the maximum quantity and contract value stated in the following table.

MINIMUM QUANTITY	MINIMUM AMOUNT	MAXIMUM QUANTITY	MAXIMUM AMOUNT
	$7,500.00		$105,000,000.00

DELIVERY/TASK ORDER MINIMUM/MAXIMUM QUANTITY AND ORDER VALUE

The minimum quantity and order value for each Delivery/Task Order issued shall not be less than the minimum quantity and order value stated in the following table. The maximum quantity and order value for each Delivery/Task Order issued shall not exceed the maximum quantity and order value stated in the following table.

MINIMUM QUANTITY	MINIMUM AMOUNT	MAXIMUM QUANTITY	MAXIMUM AMOUNT
1.00	$7,500.00	100.00	$75,000,000.00

CLIN DELIVERY/TASK ORDER MINIMUM/MAXIMUM QUANTITY AND CLIN ORDER VALUE

The minimum quantity and order value for the given Delivery/Task Order issued for this CLIN shall not be less than the minimum quantity and order value stated in the following table. The maximum quantity and order value for the given Delivery/Task Order issued for this CLIN shall not exceed the maximum quantity and order value stated in the following table.

CLIN	MINIMUM QUANTITY	MINIMUM AMOUNT	MAXIMUM QUANTITY	MAXIMUM AMOUNT
0001		$		$

0002		$		$

0003		$		$

0004		$		$

0005		$		$

0006		$		$

0007		$		$

0008		$		$

0009		$		$

0010		$		$

0011		$		$

0012		$		$

0013		$		$

1006		$		$

1007		$		$

1008		$		$

1009		$		$

1010		$		$

1011		$		$

1012		$		$

H9240824D0001

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Destination	Government	Destination	Government
0002	Destination	Government	Destination	Government
0003	Destination	Government	Destination	Government
0004	Destination	Government	Destination	Government
0005	Destination	Government	Destination	Government
0006	Destination	Government	Destination	Government
0007	Destination	Government	Destination	Government
0008	Destination	Government	Destination	Government
0009	Destination	Government	Destination	Government
0010	Destination	Government	Destination	Government
0011	Destination	Government	Destination	Government
0012	Destination	Government	Destination	Government
0013	Destination	Government	Destination	Government
1006	Destination	Government	Destination	Government
1007	Destination	Government	Destination	Government
1008	Destination	Government	Destination	Government
1009	Destination	Government	Destination	Government
1010	Destination	Government	Destination	Government
1011	Destination	Government	Destination	Government
1012	Destination	Government	Destination	Government

H9240824D0001

Section F - Deliveries or Performance

DELIVERIES OR PERFORMANCE

F1. ORDERING PERIOD: The basic IDIQ contract ordering period is available for 5 years and applicable to CLINs 0001 through 0013. Each individual order placed against this IDIQ will specify the period of performance or delivery date, as applicable.

F2. CONTRACT DELIVERIES: Specific delivery schedules, quantities, and further shipping detail will be defined in each applicable order.

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS		DODAAC / CAGE

0001	POP 07-JUN-2024 TO 06-JUN-2029	N/A	N/A FOB:	Destination

0002	POP 07-JUN-2024 TO 06-JUN-2029	N/A	N/A FOB:	Destination

0003	POP 07-JUN-2024 TO 06-JUN-2029	N/A	N/A FOB:	Destination

0004	POP 07-JUN-2024 TO 06-JUN-2029	N/A	N/A FOB:	Destination

0005	POP 07-JUN-2024 TO 06-JUN-2029	N/A	N/A FOB:	Destination

0006	POP 07-JUN-2024 TO 06-JUN-2029	N/A	N/A FOB:	Destination

0007	POP 07-JUN-2024 TO 06-JUN-2029	N/A	N/A FOB:	Destination

0008	POP 07-JUN-2024 TO 06-JUN-2029	N/A	N/A FOB:	Destination

0009	POP 07-JUN-2024 TO 06-JUN-2029	N/A	N/A FOB:	Destination

0010	POP 07-JUN-2024 TO 06-JUN-2029	N/A	N/A FOB:	Destination

0011	POP 07-JUN-2024 TO 06-JUN-2029	N/A	N/A FOB:	Destination

0012	POP 07-JUN-2024 TO 06-JUN-2029	N/A	N/A FOB:	Destination

H9240824D0001

0013	POP 07-JUN-2024 TO 06-JUN-2029	N/A	N/A FOB:	Destination

1006	POP 07-JUN-2024 TO 06-JUN-2029	N/A	N/A FOB:	Destination

1007	POP 07-JUN-2024 TO 06-JUN-2029	N/A	N/A FOB:	Destination

1008	POP 07-JUN-2024 TO 06-JUN-2029	N/A	N/A FOB:	Destination

1009	POP 07-JUN-2024 TO 06-JUN-2029	N/A	N/A FOB:	Destination

1010	POP 07-JUN-2024 TO 06-JUN-2029	N/A	N/A FOB:	Destination

1011	POP 07-JUN-2024 TO 06-JUN-2029	N/A	N/A FOB:	Destination

1012	POP 07-JUN-2024 TO 06-JUN-2029	N/A	N/A FOB:	Destination

H9240824D0001

Section G - Contract Administration Data

CLAUSES INCORPORATED BY FULL TEXT

252.232-7006 WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (JAN 2023)

(a) Definitions. As used in this clause—

“Department of Defense Activity Address Code (DoDAAC)” is a six position code that uniquely identifies a unit, activity, or organization.

“Document type” means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).

“Local processing office (LPO)” is the office responsible for payment certification when payment certification is done external to the entitlement system.

“Payment request” and “receiving report” are defined in the clause at 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(b) Electronic invoicing. The WAWF system provides the method to electronically process vendor payment requests and receiving reports, as authorized by Defense Federal Acquisition Regulation Supplement (DFARS) 252.232- 7003, Electronic Submission of Payment Requests and Receiving Reports.

(c) WAWF access. To access WAWF, the Contractor shall—

(1) Have a designated electronic business point of contact in the System for Award Management at https://www.sam.gov; and

(2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this web site.

(d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the “Web Based Training” link on the WAWF home page at https://wawf.eb.mil/.

(e) WAWF methods of document submission. Document submissions may be via web entry, Electronic Data Interchange, or File Transfer Protocol.

(f) WAWF payment instructions. The Contractor shall use the following information when submitting payment requests and receiving reports in WAWF for this contract or task or delivery order:

(1) Document type. The Contractor shall submit payment requests using the following document type(s):

(i) For cost-type line items, including labor-hour or time-and-materials, submit a cost voucher.

(ii) For fixed price line items—

(A) That require shipment of a deliverable, submit the invoice and receiving report specified by the Contracting Officer.

H9240824D0001

DFARS 252.232-7006 will be incorporated into each TO/DO with appropriate, DO/TO specific information completed.

(B) For services that do not require shipment of a deliverable, submit either the Invoice 2in1, which meets the requirements for the invoice and receiving report, or the applicable invoice and receiving report, as specified by the Contracting Officer.

DFARS 252.232-7006 will be incorporated into each TO/DO with appropriate, DO/TO specific information completed.

(iii) For customary progress payments based on costs incurred, submit a progress payment request.

(iv) For performance based payments, submit a performance based payment request.

(v) For commercial financing, submit a commercial financing request.

(2) Fast Pay requests are only permitted when Federal Acquisition Regulation (FAR) 52.213-1 is included in the contract.

[Note: The Contractor may use a WAWF “combo” document type to create some combinations of invoice and receiving report in one step.]

(3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.

DFARS 252.232-7006 will be incorporated into each TO/DO with appropriate, DO/TO specific information completed.

Routing Data Table*

Field Name in WAWF	Data to be entered in WAWF
Pay Official DoDAAC	HQ0338
Issue By DoDAAC	H92408
Admin DoDAAC**	H92408
Inspect By DoDAAC	F2VUB1
Ship To Code	F2VUB1
Ship From Code	_____
Mark For Code	_____
Service Approver (DoDAAC)	F2VUB1
Service Acceptor (DoDAAC)	F2VUB1
Accept at Other DoDAAC	_____
LPO DoDAAC	_____
DCAA Auditor DoDAAC	_____
Other DoDAAC(s)	_____

(4) Payment request. The Contractor shall ensure a payment request includes documentation appropriate to the type of payment request in accordance with the payment clause, contract financing clause, or Federal Acquisition Regulation 52.216-7, Allowable Cost and Payment, as applicable.

H9240824D0001

(5) Receiving report. The Contractor shall ensure a receiving report meets the requirements of DFARS Appendix F.

(g) WAWF point of contact.

(1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity’s WAWF point of contact.

Janie G. Sullivan: janie.g.sullivan.mil@socom.mil

(2) Contact the WAWF helpdesk at 866-618-5988, if assistance is needed.

(End of clause)

5652.216-9000 Fixed Fee Information (2003)

Subject to the requirements of FAR 52.216-8 and all other withholding requirements of this contract, the fixed fee stated in Section B shall be paid to the contractor at the same percentage rate as the percentage of incurred and allowable costs proportionate to the total estimated cost.

(end of clause)

5652.228-9000 Required Insurance (2015)

The kinds and minimum amounts of insurance required in accordance with 52.228-5 “Insurance-Work on a Government Installation” are as follows:

TYPE	AMOUNT
Automobile Bodily Injury Liability	$200,000 per person/ $500,000 per occurrence (EXAMPLE)
Property Damage Liability Workers Compensation & Occupational Disease Employer’s Liability	$20,000 per occurrence (EXAMPLE) As required by federal and State Statutes $100,000(EXAMPLE)

(end of clause)

H9240824D0001

Section H - Special Contract Requirements

CLAUSES INCORPORATED BY REFERENCE

52.233-3 Alt I       Protest After Award (Aug 1996) - Alternate I                      JUN 1985

CLAUSES INCORPORATED BY FULL TEXT

5652.204-9003 Disclosure of Unclassified Information (2023) Section H

(Revised June 2023)

As prescribed in 5604.403(b), insert the following clause,

(a) The protection of sensitive but unclassified data reflecting Special Operations technologies, personnel, plans, and business associations requires due diligence on the part of those in possession of such information. The application of appropriate security measures to ensure the safekeeping of USSOCOM and company proprietary data, intellectual property, and personnel data is the responsibility of all parties who have access to such information. On September 21, 2001, the Department of Defense designated Headquarters US Special Operations Command (USSOCOM) a sensitive unit, as defined by Title 10 United States Code (USC) Section 130b (10 USC 130b). See DoD Manual 5400.07, Freedom of Information Act Program, dated 25 January 2017 paragraph 5.2 c. (2)(a), In keeping with this designation, unclassified information related to USSOCOM military technology acquisitions managed by USSOCOM or any of its component commands, will be designated Controlled Unclassified Information (CUI). As such, the contractor hereby unequivocally agrees that it shall not release to anyone outside the Contractor’s organization any unclassified information, regardless of medium (e.g., film, tape, document, contractor’s external website, newspaper, magazine, journal, corporate annual report, email, text, conversation, social media, etc.), pertaining to any part of this contract or any program related to this contract, unless the Contracting Officer has given prior written approval. Furthermore, any release of information which associates USSOCOM, Special Operation Forces (SOF), or any component command with an acquisition program, contractor, or this contract is prohibited unless specifically authorized by the Contracting Officer.

(b) That contractor shall submit a written request for approval and shall identify the specific information to be released, the medium to be used, and the purpose for the release. The contractor shall submit the request to the Contracting Officer at least 60 days before the proposed date for release for approval. No release of any restricted information shall be made without specific written authorization by the Contracting Officer. The Contractor shall include a similar requirement to this clause in each subcontract under this contract to affect this requirement at each level of subcontracting. Subcontractors shall submit request for authorization to release through the prime contractor to the Contracting Officer.

(c) The Contractor further understands that Title 18 USC Section 701 specifically prohibits the use of the USSOCOM emblem or logo in any manner or medium (e.g., corporate website, marketing brochure, newspaper, magazine, etc.) unless authorized in writing by the Contracting Officer. A written request for use of the USSOCOM emblem or logo shall be submitted to Contracting Officer at least 60 days before proposed use. Forward any request to use the USSOCOM emblem or logo through the Contracting Officer.

(end of clause)

H9240824D0001

5652.216-9004 Procedures for Issuing Task/Delivery Orders under Single Award, Indefinite Delivery-Indefinite Quantity Contracts (2003)

(a) Soliciting Task/Delivery Order Proposals: When the Government has a requirement for services/supplies to be performed/delivered under this contract, the Contracting Officer will issue a request for task/delivery order proposal either in writing/by telephone/ electronic transmission. Each request will include, but not necessarily be limited to, the following:

1)	Request for proposal number and/or title;

2)	Contract Number;

3)	Statement of Work;

4)	Instructions to Offerors;

5)	Items to be delivered and delivery schedule/performance period; and

6)	A listing of Government furnished property to be provided to the Contractor, if required.

(b) Urgent Requirements: In the event of an urgent requirement, the Contractor shall provide a written proposal within the timeframe specified by the Contracting Officer in the specified format.

(c) Submission of Proposals: The Contractor’s proposal must comply with the Instructions to Offerors included in the request for task order proposal. The Contractor shall have no more than enter appropriate number of days to submit their proposals, unless:

1)	A longer timeframe is specified in the request for task order proposal, or

2)	It is an urgent requirement.

H9240824D0001

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUN 2020
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	MAY 2014
52.203-6	Restrictions On Subcontractor Sales To The Government	JUN 2020
52.203-7	Anti-Kickback Procedures	JUN 2020
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	MAY 2014
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	MAY 2014
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	JUN 2020
52.203-13	Contractor Code of Business Ethics and Conduct	NOV 2021
52.203-19	Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements	JAN 2017
52.204-2	Security Requirements	MAR 2021
52.204-4	Printed or Copied Double-Sided on Postconsumer Fiber Content Paper	MAY 2011
52.204-7	System for Award Management	OCT 2018
52.204-9	Personal Identity Verification of Contractor Personnel	JAN 2011
52.204-10	Reporting Executive Compensation and First-Tier Subcontract Awards	JUN 2020
52.204-13	System for Award Management Maintenance	OCT 2018
52.204-18	Commercial and Government Entity Code Maintenance	AUG 2020
52.204-19	Incorporation by Reference of Representations and Certifications.	DEC 2014
52.204-21	Basic Safeguarding of Covered Contractor Information Systems	NOV 2021
52.204-23	Prohibition on Contracting for Hardware, Software, and	NOV 2021
Services Developed or Provided by Kaspersky Lab and Other Covered Entities
52.204-25	Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment	NOV 2021
52.204-27	Prohibition on a ByteDance Covered Application	JUN 2023
52.208-9	Contractor Use of Mandatory Sources of Supply or Services	MAY 2014
52.209-6	Protecting the Government’s Interest When Subcontracting	NOV 2021
With Contractors Debarred, Suspended, or Proposed for Debarment
52.209-9	Updates of Publicly Available Information Regarding Responsibility Matters	OCT 2018
52.209-10	Prohibition on Contracting With Inverted Domestic Corporations	NOV 2015
52.210-1	Market Research	NOV 2021
52.211-5	Material Requirements	AUG 2000
52.215-2	Audit and Records--Negotiation	JUN 2020
52.215-8	Order of Precedence--Uniform Contract Format	OCT 1997
52.215-10	Price Reduction for Defective Certified Cost or Pricing Data	AUG 2011
52.215-11	Price Reduction for Defective Certified Cost or Pricing Data--Modifications	JUN 2020
52.215-12	Subcontractor Certified Cost or Pricing Data	JUN 2020
52.215-13	Subcontractor Certified Cost or Pricing Data--Modifications	JUN 2020
52.215-14	Integrity of Unit Prices	NOV 2021

H9240824D0001

52.215-15	Pension Adjustments and Asset Reversions	OCT 2010
52.215-17	Waiver of Facilities Capital Cost of Money	OCT 1997
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	JUL 2005
52.215-19	Notification of Ownership Changes	OCT 1997
52.215-23	Limitations on Pass-Through Charges	JUN 2020
52.216-8	Fixed Fee	JUN 2011
52.216-12	Cost-Sharing Contract--No Fee	APR 1984
52.219-8	Utilization of Small Business Concerns	SEP 2023
52.219-9	Small Business Subcontracting Plan	SEP 2023
52.219-16	Liquidated Damages-Subcontracting Plan	SEP 2021
52.222-3	Convict Labor	JUN 2003
52.222-19	Child Labor -- Cooperation with Authorities and Remedies	NOV 2023
52.222-21	Prohibition Of Segregated Facilities	APR 2015
52.222-26	Equal Opportunity	SEP 2016
52.222-35	Equal Opportunity for Veterans	JUN 2020
52.222-36	Equal Opportunity for Workers with Disabilities	JUN 2020
52.222-37	Employment Reports on Veterans	JUN 2020
52.222-40	Notification of Employee Rights Under the National Labor Relations Act	DEC 2010
52.222-50	Combating Trafficking in Persons	NOV 2021
52.222-51	Exemption from Application of the Service Contract Labor Standards to Contracts for Maintenance, Calibration, or Repair of Certain Equipment--Requirements	MAY 2014
52.222-52	Exemption from Application of the Service Contract Labor Standards to Contracts for Certain Services--Certification	MAY 2014
52.222-53	Exemption from Application of the Service Contract Labor Standards to Contracts for Certain Services--Requirements	MAY 2014
52.222-54	Employment Eligibility Verification	MAY 2022
52.222-55	Minimum Wages for Contractor Workers Under Executive Order 14026	JAN 2022
52.222-56	Certification Regarding Trafficking in Persons Compliance Plan.	OCT 2020
52.222-62	Paid Sick Leave Under Executive Order 13706	JAN 2022
52.223-1	Biobased Product Certification	MAY 2012
52.223-2	Affirmative Procurement of Biobased Products Under Service and Construction Contracts	SEP 2013
52.223-3 Alt I	Hazardous Material Identification and Material Safety Data (FEB 2021) - Alternate I	JUL 1995
52.223-4	Recovered Material Certification	MAY 2008
52.223-5	Pollution Prevention and Right-to-Know Information	MAY 2011
52.223-6	Drug-Free Workplace	MAY 2001
52.223-9 Alt I	Estimate of Percentage of Recovered Material Content for EPA-Designated Items (May 2008) Alternate I	MAY 2008
52.223-10	Waste Reduction Program	MAY 2011
52.223-11	Ozone-Depleting Substances and High Global Warming Potential Hydrofluorocarbons.	JUN 2016
52.223-12	Maintenance, Service, Repair, or Disposal of Refrigeration Equipment and Air Conditioners.	JUN 2016
52.224-1	Privacy Act Notification	APR 1984
52.224-2	Privacy Act	APR 1984
52.224-3	Privacy Training	JAN 2017
52.225-1	Buy American--Supplies	OCT 2022
52.225-13	Restrictions on Certain Foreign Purchases	FEB 2021

H9240824D0001

52.225-25	Prohibition on Contracting with Entities Engaging in Certain Activities or Transactions Relating to Iran-- Representation and Certifications.	JUN 2020
52.227-1	Authorization and Consent	JUN 2020
52.227-20	Rights in Data - SBIR Program	MAY 2014
52.228-5	Insurance - Work On A Government Installation	JAN 1997
52.228-7	Insurance--Liability To Third Persons	MAR 1996
52.228-11	Individual Surety--Pledge of Assets	FEB 2021
52.230-2	Cost Accounting Standards	JUN 2020
52.232-1	Payments	APR 1984
52.232-2	Payments Under Fixed-Price Research And Development Contracts	APR 1984
52.232-11	Extras	APR 1984
52.232-17	Interest	MAY 2014
52.232-18	Availability Of Funds	APR 1984
52.232-20	Limitation Of Cost	APR 1984
52.232-22	Limitation Of Funds	APR 1984
52.232-23	Assignment Of Claims	MAY 2014
52.232-24	Prohibition of Assignment of Claims	MAY 2014
52.232-25	Prompt Payment	JAN 2017
52.232-32	Performance-Based Payments	APR 2012
52.232-33	Payment by Electronic Funds Transfer--System for Award Management	OCT 2018
52.232-39	Unenforceability of Unauthorized Obligations	JUN 2013
52.232-40	Providing Accelerated Payments to Small Business Subcontractors	MAR 2023
52.233-1	Disputes	MAY 2014
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.237-2	Protection Of Government Buildings, Equipment, And Vegetation	APR 1984
52.242-1	Notice of Intent to Disallow Costs	APR 1984
52.242-3	Penalties for Unallowable Costs	DEC 2022
52.242-4	Certification of Final Indirect Costs	JAN 1997
52.242-5	Payments to Small Business Subcontractors	JAN 2017
52.242-13	Bankruptcy	JUL 1995
52.242-15 Alt I	Stop-Work Order (Aug 1989) - Alternate I	APR 1984
52.242-17	Government Delay Of Work	APR 1984
52.243-1	Changes--Fixed Price	AUG 1987
52.243-2 Alt V	Changes--Cost-Reimbursement (Aug 1987) - Alternate V	APR 1984
52.243-6	Change Order Accounting	APR 1984
52.244-5	Competition In Subcontracting	DEC 1996
52.244-6	Subcontracts for Commercial Products and Commercial Services	DEC 2023
52.245-1	Government Property	SEP 2021
52.245-9	Use And Charges	APR 2012
52.246-9	Inspection Of Research And Development (Short Form)	APR 1984
52.246-25	Limitation Of Liability--Services	FEB 1997
52.246-26	Reporting Nonconforming Items.	NOV 2021
52.247-29	F.O.B. Origin	FEB 2006
52.247-68	Report of Shipment (REPSHIP)	FEB 2006
52.249-1	Termination For Convenience Of The Government (Fixed Price) (Short Form)	APR 1984
52.249-2	Termination For Convenience Of The Government (Fixed-Price)	APR 2012
52.249-6	Termination (Cost Reimbursement)	MAY 2004

H9240824D0001

52.249-8	Default (Fixed-Price Supply & Service)	APR 1984
52.249-14	Excusable Delays	APR 1984
52.250-5	SAFETY Act-Equitable Adjustment	FEB 2009
52.251-1	Government Supply Sources	APR 2012
52.253-1	Computer Generated Forms	JAN 1991
252.201-7000	Contracting Officer’s Representative	DEC 1991
252.203-7000	Requirements Relating to Compensation of Former DoD Officials	SEP 2011
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	JAN 2023
252.203-7002	Requirement to Inform Employees of Whistleblower Rights	DEC 2022
252.203-7003	Agency Office of the Inspector General	AUG 2019
252.203-7004	Display of Hotline Posters	JAN 2023
252.203-7005	Representation Relating to Compensation of Former DoD Officials	SEP 2022
252.204-7000	Disclosure Of Information	OCT 2016
252.204-7002	Payment For Contract Line or Subline Items Not Separately Priced	APR 2020
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004	Antiterrorism Awareness Training for Contractors	JAN 2023
252.204-7006	Billing Instructions--Cost Vouchers	MAY 2023
252.204-7008	Compliance With Safeguarding Covered Defense Information Controls	OCT 2016
252.204-7009	Limitations on the Use or Disclosure of Third-Party Contractor Reported Cyber Incident Information	JAN 2023
252.204-7012	Safeguarding Covered Defense Information and Cyber Incident Reporting	JAN 2023
252.204-7014	Limitations on the Use or Disclosure of Information by Litigation Support Contractors	JAN 2023
252.204-7015	Notice of Authorized Disclosure of Information for Litigation Support	JAN 2023
252.204-7016	Covered Defense Telecommunications Equipment or Services -- Representation	DEC 2019
252.204-7017	Prohibition on the Acquisition of Covered Defense Telecommunications Equipment or Services -- Representation	MAY 2021
252.204-7018	Prohibition on the Acquisition of Covered Defense	JAN 2023
Telecommunications Equipment or Services
252.204-7019	Notice of NIST SP 800-171 DoD Assessment Requirements	NOV 2023
252.204-7020	NIST SP 800-171 DoD Assessment Requirements	NOV 2023
252.204-7022	Expediting Contract Closeout	MAY 2021
252.204-7023	Reporting Requirements for Contracted Services.	JUL 2021
252.204-7024	Notice on the Use of the Supplier Performance Risk System	MAR 2023
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Country that is a State Sponsor of Terrorism	MAY 2019
252.209-7009	Organizational Conflict of Interest--Major Defense Acquisition Program	MAY 2019
252.211-7003	Item Unique Identification and Valuation	JAN 2023
252.211-7008	Use of Government-Assigned Serial Numbers	SEP 2010
252.215-7002	Cost Estimating System Requirements	DEC 2012
252.215-7013	Supplies and Services Provided by Nontraditional Defense Contractors	JAN 2023
252.217-7016	Plant Protection	DEC 1991
252.222-7006	Restrictions on the Use of Mandatory Arbitration Agreements	JAN 2023
252.223-7004	Drug Free Work Force	SEP 1988

H9240824D0001

252.225-7004	Report of Intended Performance Outside the United States	OCT 2020
and Canada--Submission after Award
252.225-7005	Identification Of Expenditures In The United States	JUN 2005
252.225-7007	Prohibition on Acquisition of Certain Items from Communist	DEC 2018
Chinese Military Companies
252.225-7012	Preference For Certain Domestic Commodities	APR 2022
252.225-7013	Duty-Free Entry--Basic	NOV 2023
252.225-7041	Correspondence in English	JUN 1997
252.225-7048	Export-Controlled Items	JUN 2013
252.225-7975 (Dev)	Additional Access to Contractor and Subcontractor Records (DEVIATION 2020-O0022)	AUG 2020
252.225-7993 (Dev)	Prohibition on Providing Funds to the Enemy (Deviation 2020-O0022)	AUG 2020
252.227-7016	Rights in Bid or Proposal Information	JAN 2023
252.227-7018 Alt I	Rights in Other Than Commercial Technical Data and Computer Software--Small Business Innovation Research (SBIR) Program (NOV 2023) Alternate I	JUN 1995
252.227-7019	Validation of Asserted Restrictions--Computer Software	JAN 2023
252.227-7030	Technical Data--Withholding Of Payment	MAR 2000
252.227-7037	Validation of Restrictive Markings on Technical Data	JAN 2023
252.228-7001	Ground And Flight Risk	MAR 2023
252.228-7003	Capture and Detention	DEC 1991
252.228-7005	Mishap Reporting And Investigation Involving Aircraft, Missiles, And Space Launch Vehicles	NOV 2019
252.231-7000	Supplemental Cost Principles	DEC 1991
252.232-7003	Electronic Submission of Payment Requests and Receiving Reports	DEC 2018
252.232-7010	Levies on Contract Payments	DEC 2006
252.235-7011	Final Scientific or Technical Report	DEC 2019
252.242-7004	Material Management And Accounting System	MAY 2011
252.242-7005	Contractor Business Systems	FEB 2012
252.242-7006	Accounting System Administration	FEB 2012
252.243-7002	Requests for Equitable Adjustment	DEC 2022
252.244-7000	Subcontracts for Commercial Products or Commercial Services	NOV 2023
252.244-7001	Contractor Purchasing System Administration	MAY 2014
252.245-7001	Tagging, Labeling, and Marking of Government-Furnished Property	APR 2012
252.245-7003	Contractor Property Management System Administration	APR 2012
252.245-7004 (Dev)	Reporting, Reutilization, and Disposal (DEVIATION 2022-O0006)	NOV 2021
252.245-7005	Management and Reporting of Government Property	JAN 2024
252.246-7001	Warranty Of Data	MAR 2014
252.246-7007	Contractor Counterfeit Electronic Part Detection and Avoidance System	JAN 2023
252.246-7008	Sources of Electronic Parts	JAN 2023
252.247-7023	Transportation of Supplies by Sea	JAN 2023
252.247-7028	Application for U.S. Government Shipping Documentation/Instructions	JUN 2012
252.249-7002	Notification of Anticipated Contract Termination or Reduction	DEC 2022
252.251-7001	Use Of Interagency Fleet Management System (IFMS) Vehicles And Related Services	DEC 1991

H9240824D0001

CLAUSES INCORPORATED BY FULL TEXT

52.204-24 REPRESENTATION REGARDING CERTAIN TELECOMMUNICATIONS AND VIDEO SURVEILLANCE SERVICES OR EQUIPMENT (NOV 2021)

The Offeror shall not complete the representation at paragraph (d)(1) of this provision if the Offeror has represented that it “does not provide covered telecommunications equipment or services as a part of its offered products or services to the Government in the performance of any contract, subcontract, or other contractual instrument” in paragraph (c)(1) in the provision at 52.204-26, Covered Telecommunications Equipment or Services-- Representation, or in paragraph (v)(2)(i) of the provision at 52.212-3, Offeror Representations and Certifications- Commercial Products and Commercial Services. The Offeror shall not complete the representation in paragraph (d)(2) of this provision if the Offeror has represented that it “does not use covered telecommunications equipment or services, or any equipment, system, or service that uses covered telecommunications equipment or services” in paragraph (c)(2) of the provision at 52.204-26, or in paragraph (v)(2)(ii) of the provision at 52.212-3.

(a) Definitions. As used in this provision-

Backhaul, covered telecommunications equipment or services, critical technology, interconnection arrangements, reasonable inquiry, roaming, and substantial or essential component have the meanings provided in the clause 52.204-25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment.

(b) Prohibition.

(1) Section 889(a)(1)(A) of the John S. McCain National Defense Authorization Act for Fiscal Year 2019 (Pub. L. 115-232) prohibits the head of an executive agency on or after August 13, 2019, from procuring or obtaining, or extending or renewing a contract to procure or obtain, any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system. Nothing in the prohibition shall be construed to--

(i) Prohibit the head of an executive agency from procuring with an entity to provide a service that connects to the facilities of a third-party, such as backhaul, roaming, or interconnection arrangements; or

(ii) Cover telecommunications equipment that cannot route or redirect user data traffic or cannot permit visibility into any user data or packets that such equipment transmits or otherwise handles.

(2) Section 889(a)(1)(B) of the John S. McCain National Defense Authorization Act for Fiscal Year 2019 (Pub. L. 115-232) prohibits the head of an executive agency on or after August 13, 2020, from entering into a contract or extending or renewing a contract with an entity that uses any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system. This prohibition applies to the use of covered telecommunications equipment or services, regardless of whether that use is in performance of work under a Federal contract. Nothing in the prohibition shall be construed to--

(i) Prohibit the head of an executive agency from procuring with an entity to provide a service that connects to the facilities of a third-party, such as backhaul, roaming, or interconnection arrangements; or

(ii) Cover telecommunications equipment that cannot route or redirect user data traffic or cannot permit visibility into any user data or packets that such equipment transmits or otherwise handles.

(c) Procedures. The Offeror shall review the list of excluded parties in the System for Award Management (SAM) (https://www.sam.gov) for entities excluded from receiving federal awards for “covered telecommunications equipment or services.”

H9240824D0001

(d) Representations. The Offeror represents that--

(1) It [      ] will, [         ] will not provide covered telecommunications equipment or services to the Government in the performance of any contract, subcontract or other contractual instrument resulting from this solicitation. The Offeror shall provide the additional disclosure information required at paragraph (e)(1) of this section if the Offeror responds “will” in paragraph (d)(1) of this section; and

(2) After conducting a reasonable inquiry, for purposes of this representation, the Offeror represents that--

It [      ] does, [       ] does not use covered telecommunications equipment or services, or use any equipment, system, or service that uses covered telecommunications equipment or services. The Offeror shall provide the additional disclosure information required at paragraph (e)(2) of this section if the Offeror responds “does” in paragraph (d)(2) of this section.

(e) Disclosures.

(1) Disclosure for the representation in paragraph (d)(1) of this provision. If the Offeror has responded “will” in the representation in paragraph (d)(1) of this provision, the Offeror shall provide the following information as part of the offer:

(i) For covered equipment--

(A) The entity that produced the covered telecommunications equipment (include entity name, unique entity identifier, CAGE code, and whether the entity was the original equipment manufacturer (OEM) or a distributor, if known);

(B) A description of all covered telecommunications equipment offered (include brand; model number, such as OEM number, manufacturer part number, or wholesaler number; and item description, as applicable); and

(C) Explanation of the proposed use of covered telecommunications equipment and any factors relevant to determining if such use would be permissible under the prohibition in paragraph (b)(1) of this provision.

(ii) For covered services--

(A) If the service is related to item maintenance: A description of all covered telecommunications services offered (include on the item being maintained: Brand; model number, such as OEM number, manufacturer part number, or wholesaler number; and item description, as applicable); or

(B) If not associated with maintenance, the Product Service Code (PSC) of the service being provided; and explanation of the proposed use of covered telecommunications services and any factors relevant to determining if such use would be permissible under the prohibition in paragraph (b)(1) of this provision.

(2) Disclosure for the representation in paragraph (d)(2) of this provision. If the Offeror has responded “does” in the representation in paragraph (d)(2) of this provision, the Offeror shall provide the following information as part of the offer:

(i) For covered equipment--

(A) The entity that produced the covered telecommunications equipment (include entity name, unique entity identifier, CAGE code, and whether the entity was the OEM or a distributor, if known);

(B) A description of all covered telecommunications equipment offered (include brand; model number, such as OEM number, manufacturer part number, or wholesaler number; and item description, as applicable); and

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(C) Explanation of the proposed use of covered telecommunications equipment and any factors relevant to determining if such use would be permissible under the prohibition in paragraph (b)(2) of this provision.

(ii) For covered services--

(A) If the service is related to item maintenance: A description of all covered telecommunications services offered (include on the item being maintained: Brand; model number, such as OEM number, manufacturer part number, or wholesaler number; and item description, as applicable); or

(B) If not associated with maintenance, the PSC of the service being provided; and explanation of the proposed use of covered telecommunications services and any factors relevant to determining if such use would be permissible under the prohibition in paragraph (b)(2) of this provision.

(End of provision)

52.204-26 COVERED TELECOMMUNICATIONS EQUIPMENT OR SERVICES--REPRESENTATION (OCT 2020)

(a) Definitions. As used in this provision, “covered telecommunications equipment or services” and “reasonable inquiry” have the meaning provided in the clause 52.204-25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment.

(b) Procedures. The Offeror shall review the list of excluded parties in the System for Award Management (SAM) (https://www.sam.gov) for entities excluded from receiving federal awards for “covered telecommunications equipment or services”.

(c) Representations.

(1) The Offeror represents that it [     ] does, [         ] does not provide covered telecommunications equipment or services as a part of its offered products or services to the Government in the performance of any contract, subcontract, or other contractual instrument.

(2) After conducting a reasonable inquiry for purposes of this representation, the offeror represents that it [     ] does, [        ] does not use covered telecommunications equipment or services, or any equipment, system, or service that uses covered telecommunications equipment or services.

(End of provision)

52.209-11 REPRESENTATION BY CORPORATIONS REGARDING DELINQUENT TAX LIABILITY OR A FELONY CONVICTION UNDER ANY FEDERAL LAW (FEB 2016)

(a) As required by sections 744 and 745 of Division E of the Consolidated and Further Continuing Appropriations Act, 2015 (Pub. L. 113-235), and similar provisions, if contained in subsequent appropriations acts, the Government will not enter into a contract with any corporation that--

(1) Has any unpaid Federal tax liability that has been assessed, for which all judicial and administrative remedies have been exhausted or have lapsed, and that is not being paid in a timely manner pursuant to an agreement with the authority responsible for collecting the tax liability, where the awarding agency is aware of the unpaid tax liability, unless an agency has considered suspension or debarment of the corporation and made a determination that suspension or debarment is not necessary to protect the interests of the Government; or

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(2) Was convicted of a felony criminal violation under any Federal law within the preceding 24 months, where the awarding agency is aware of the conviction, unless an agency has considered suspension or debarment of the corporation and made a determination that this action is not necessary to protect the interests of the Government.

(b) The Offeror represents that--

(1) It is [          ] is not [           ] a corporation that has any unpaid Federal tax liability that has been assessed, for which all judicial and administrative remedies have been exhausted or have lapsed, and that is not being paid in a timely manner pursuant to an agreement with the authority responsible for collecting the tax liability; and

(2) It is [           ] is not [           ] a corporation that was convicted of a felony criminal violation under a Federal law within the preceding 24 months.

(End of provision)

52.215-21 REQUIREMENTS FOR CERTIFIED COST OR PRICING DATA AND DATA OTHER THAN CERTIFIED COST OR PRICING DATA -- MODIFICATIONS (NOV 2021)

(a) Exceptions from certified cost or pricing data.

(1) In lieu of submitting certified cost or pricing data for modifications under this contract, for price adjustments expected to exceed the threshold set forth in Federal Acquisition Regulation (FAR) 15.403-4(a)(1) on the date of the agreement on price or the date of the award, whichever is later, the Contractor may submit a written request for exception by submitting the information described in paragraphs (a)(1)(i) and (ii) of this clause. If the threshold for submission of certified cost or pricing data specified in FAR 15.403-4(a)(1) is adjusted for inflation as set forth in FAR 1.109(a), then pursuant to FAR 1.109(d) the changed threshold applies throughout the remaining term of the contract, unless there is a subsequent threshold adjustment. The Contracting Officer may require additional supporting information, but only to the extent necessary to determine whether an exception should be granted, and whether the price is fair and reasonable--

(i) Identification of the law or regulation establishing the price offered. If the price is controlled under law by periodic rulings, reviews, or similar actions of a governmental body, attach a copy of the controlling document, unless it was previously submitted to the contracting office.

(ii) Information on modifications of contracts or subcontracts for commercial products or commercial services.

(A) If--

(1) The original contract or subcontract was granted an exception from certified cost or pricing data requirements because the price agreed upon was based on adequate price competition or prices set by law or regulation, or was a contract or subcontract for the acquisition of a commercial product or commercial service; and

(2) The modification (to the contract or subcontract) is not exempted based on one of these exceptions, then the Contractor may provide information to establish that the modification would not change the contract or subcontract from a contract or subcontract for the acquisition of a commercial product or commercial service, to a contract or subcontract for the acquisition of other than a commercial product or commercial service.

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(B) For a commercial product and commercial service exception, the Contractor shall provide, at a minimum, information on prices at which the same item or similar items have previously been sold that is adequate for evaluating the reasonableness of the price of the modification. Such information may include--

(1) For catalog items, a copy of or identification of the catalog and its date, or the appropriate pages for the offered items, or a statement that the catalog is on file in the buying office to which the proposal is being submitted. Provide a copy or describe current discount policies and price lists (published or unpublished), e.g., wholesale, original equipment manufacturer, or reseller. Also explain the basis of each offered price and its relationship to the established catalog price, including how the proposed price relates to the price of recent sales in quantities similar to the proposed quantities.

(2) For market-priced items, the source and date or period of the market quotation or other basis for market price, the base amount, and applicable discounts. In addition, describe the nature of the market.

(3) For items included on an active Federal Supply Service Multiple Award Schedule contract, proof that an exception has been granted for the schedule item.

(2) The Contractor grants the Contracting Officer or an authorized representative the right to examine, at any time before award, books, records, documents, or other directly pertinent records to verify any request for an exception under this clause, and the reasonableness of price. For items priced using catalog or market prices, or law or regulation, access does not extend to cost or profit information or other data relevant solely to the Contractor’s determination of the prices to be offered in the catalog or marketplace.

(b) Requirements for certified cost or pricing data. If the Contractor is not granted an exception from the requirement to submit certified cost or pricing data, the following applies:

(1) The Contractor shall submit certified cost or pricing data, data other than certified cost or pricing data, and supporting attachments in accordance with the instructions contained in Table 15-2 of FAR 15.408, which is incorporated by reference with the same force and effect as though it were inserted here in full text. The instructions in Table 15-2 are incorporated as a mandatory format to be used in this contract, unless the Contracting Officer and the Contractor agree to a different format and change this clause to use Alternate I.

As soon as practicable after agreement on price, but before award (except for unpriced actions), the Contractor shall submit a Certificate of Current Cost or Pricing Data, as prescribed by FAR 15.406-2.

(End of clause)

52.216-7 ALLOWABLE COST AND PAYMENT (AUG 2018)

(a) Invoicing.

(1) The Government will make payments to the Contractor when requested as work progresses, but (except for small business concerns) not more often than once every 2 weeks, in amounts determined to be allowable by the Contracting Officer in accordance with Federal Acquisition Regulation (FAR) subpart 31.2 in effect on the date of this contract and the terms of this contract. The Contractor may submit to an authorized representative of the Contracting Officer, in such form and reasonable detail as the representative may require, an invoice or voucher supported by a statement of the claimed allowable cost for performing this contract.

(2) Contract financing payments are not subject to the interest penalty provisions of the Prompt Payment Act. Interim payments made prior to the final payment under the contract are contract financing payments, except interim payments if this contract contains Alternate I to the clause at 52.232-25.

(3) The designated payment office will make interim payments for contract financing on the 30th day after the designated billing office receives a proper payment request.

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In the event that the Government requires an audit or other review of a specific payment request to ensure compliance with the terms and conditions of the contract, the designated payment office is not compelled to make payment by the specified due date.

(b) Reimbursing costs. (1) For the purpose of reimbursing allowable costs (except as provided in subparagraph (b)(2) of the clause, with respect to pension, deferred profit sharing, and employee stock ownership plan contributions), the term “costs” includes only--

(i) Those recorded costs that, at the time of the request for reimbursement, the Contractor has paid by cash, check, or other form of actual payment for items or services purchased directly for the contract;

(ii) When the Contractor is not delinquent in paying costs of contract performance in the ordinary course of business, costs incurred, but not necessarily paid, for--

(A) Supplies and services purchased directly for the contract and associated financing payments to subcontractors, provided payments determined due will be made--

(1) In accordance with the terms and conditions of a subcontract or invoice; and

(2) Ordinarily within 30 days of the submission of the Contractor’s payment request to the Government;

(B) Materials issued from the Contractor’s inventory and placed in the production process for use on the contract;

(C) Direct labor;

(D) Direct travel;

(E) Other direct in-house costs; and

(F) Properly allocable and allowable indirect costs, as shown in the records maintained by the Contractor for purposes of obtaining reimbursement under Government contracts; and

(iii) The amount of financing payments that have been paid by cash, check, or other forms of payment to subcontractors.

(2) Accrued costs of Contractor contributions under employee pension plans shall be excluded until actually paid unless--

(i) The Contractor’s practice is to make contributions to the retirement fund quarterly or more frequently; and

(ii) The contribution does not remain unpaid 30 days after the end of the applicable quarter or shorter payment period (any contribution remaining unpaid shall be excluded from the Contractor’s indirect costs for payment purposes).

(3) Notwithstanding the audit and adjustment of invoices or vouchers under paragraph (g) of this clause, allowable indirect costs under this contract shall be obtained by applying indirect cost rates established in accordance with paragraph (d) of this clause.

(4) Any statements in specifications or other documents incorporated in this contract by reference designating performance of services or furnishing of materials at the Contractor’s expense or at no cost to the Government shall be disregarded for purposes of cost-reimbursement under this clause.

(c) Small business concerns. A small business concern may receive more frequent payments than every 2 weeks.

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(d) Final indirect cost rates. (1) Final annual indirect cost rates and the appropriate bases shall be established in accordance with Subpart 42.7 of the Federal Acquisition Regulation (FAR) in effect for the period covered by the indirect cost rate proposal.

(2)(i) The Contractor shall submit an adequate final indirect cost rate proposal to the Contracting Officer (or cognizant Federal agency official) and auditor within the 6-month period following the expiration of each of its fiscal years. Reasonable extensions, for exceptional circumstances only, may be requested in writing by the Contractor and granted in writing by the Contracting Officer. The Contractor shall support its proposal with adequate supporting data.

(ii) The proposed rates shall be based on the Contractor’s actual cost experience for that period. The appropriate Government representative and the Contractor shall establish the final indirect cost rates as promptly as practical after receipt of the Contractor’s proposal.

(iii) An adequate indirect cost rate proposal shall include the following data unless otherwise specified by the cognizant Federal agency official:

(A) Summary of all claimed indirect expense rates, including pool, base, and calculated indirect rate.

(B) General and Administrative expenses (final indirect cost pool). Schedule of claimed expenses by element of cost as identified in accounting records (Chart of Accounts).

(C) Overhead expenses (final indirect cost pool). Schedule of claimed expenses by element of cost as identified in accounting records (Chart of Accounts) for each final indirect cost pool.

(D) Occupancy expenses (intermediate indirect cost pool). Schedule of claimed expenses by element of cost as identified in accounting records (Chart of Accounts) and expense reallocation to final indirect cost pools.

(E) Claimed allocation bases, by element of cost, used to distribute indirect costs.

(F) Facilities capital cost of money factors computation.

(G) Reconciliation of books of account (i.e., General Ledger) and claimed direct costs by major cost element.

(H) Schedule of direct costs by contract and subcontract and indirect expense applied at claimed rates, as well as a subsidiary schedule of Government participation percentages in each of the allocation base amounts.

(I) Schedule of cumulative direct and indirect costs claimed and billed by contract and subcontract.

(J) Subcontract information. Listing of subcontracts awarded to companies for which the contractor is the prime or upper-tier contractor (include prime and subcontract numbers; subcontract value and award type; amount claimed during the fiscal year; and the subcontractor name, address, and point of contact information).

(K) Summary of each time-and-materials and labor-hour contract information, including labor categories, labor rates, hours, and amounts; direct materials; other direct costs; and, indirect expense applied at claimed rates.

(L) Reconciliation of total payroll per IRS form 941 to total labor costs distribution.

(M) Listing of decisions/agreements/approvals and description of accounting/organizational changes.

(N) Certificate of final indirect costs (see 52.242-4, Certification of Final Indirect Costs).

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(O) Contract closing information for contracts physically completed in this fiscal year (include contract number, period of performance, contract ceiling amounts, contract fee computations, level of effort, and indicate if the contract is ready to close).

(iv) The following supplemental information is not required to determine if a proposal is adequate, but may be required during the audit process:

(A) Comparative analysis of indirect expense pools detailed by account to prior fiscal year and budgetary data.

(B) General organizational information and limitation on allowability of compensation for certain contractor personnel. See 31.205-6(p). Additional salary reference information is available at https://www.whitehouse.gov/wp- content/uploads/2017/11/ContractorCompensationCapContractsAwardedBeforeJune24.pdf and https://www.whitehouse.gov/wp- content/uploads/2017/11/ContractorCompensationCapContractsAwardedafterJune24.pdf.

(C) Identification of prime contracts under which the contractor performs as a subcontractor.

(D) Description of accounting system (excludes contractors required to submit a CAS Disclosure Statement or contractors where the description of the accounting system has not changed from the previous year’s submission).

(E) Procedures for identifying and excluding unallowable costs from the costs claimed and billed (excludes contractors where the procedures have not changed from the previous year’s submission).

(F) Certified financial statements and other financial data (e.g., trial balance, compilation, review, etc.).

(G) Management letter from outside CPAs concerning any internal control weaknesses.

(H) Actions that have been and/or will be implemented to correct the weaknesses described in the management letter from subparagraph G) of this section.

(I) List of all internal audit reports issued since the last disclosure of internal audit reports to the Government.

(J) Annual internal audit plan of scheduled audits to be performed in the fiscal year when the final indirect cost rate submission is made.

(K) Federal and State income tax returns.

(L) Securities and Exchange Commission 10-K annual report.

(M) Minutes from board of directors meetings.

(N) Listing of delay claims and termination claims submitted which contain costs relating to the subject fiscal year.

(O) Contract briefings, which generally include a synopsis of all pertinent contract provisions, such as: Contract type, contract amount, product or service(s) to be provided, contract performance period, rate ceilings, advance approval requirements, pre-contract cost allowability limitations, and billing limitations.

(v) The Contractor shall update the billings on all contracts to reflect the final settled rates and update the schedule of cumulative direct and indirect costs claimed and billed, as required in paragraph (d)(2)(iii)(I) of this section, within 60 days after settlement of final indirect cost rates.

(3) The Contractor and the appropriate Government representative shall execute a written understanding setting forth the final indirect cost rates. The understanding shall specify (i) the agreed-upon final annual indirect cost rates, (ii) the bases to which the rates apply, (iii) the periods for which the rates apply, (iv) any specific indirect cost items treated as direct costs in the settlement, and (v) the affected contract and/or subcontract, identifying any with advance agreements or special terms and the applicable rates. The understanding shall not change any monetary ceiling, contract obligation, or specific cost allowance or disallowance provided for in this contract. The understanding is incorporated into this contract upon execution.

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(4) Failure by the parties to agree on a final annual indirect cost rate shall be a dispute within the meaning of the Disputes clause.

(5) Within 120 days (or longer period if approved in writing by the Contracting Officer) after settlement of the final annual indirect cost rates for all years of a physically complete contract, the Contractor shall submit a completion invoice or voucher to reflect the settled amounts and rates. The completion invoice or voucher shall include settled subcontract amounts and rates. The prime contractor is responsible for settling subcontractor amounts and rates included in the completion invoice or voucher and providing status of subcontractor audits to the contracting officer upon request.

(6)(i) If the Contractor fails to submit a completion invoice or voucher within the time specified in paragraph (d)(5) of this clause, the Contracting Officer may--

(A) Determine the amounts due to the Contractor under the contract; and

(B) Record this determination in a unilateral modification to the contract.

(ii) This determination constitutes the final decision of the Contracting Officer in accordance with the Disputes clause.

(e) Billing rates. Until final annual indirect cost rates are established for any period, the Government shall reimburse the Contractor at billing rates established by the Contracting Officer or by an authorized representative (the cognizant auditor), subject to adjustment when the final rates are established. These billing rates--

(1) Shall be the anticipated final rates; and

(2) May be prospectively or retroactively revised by mutual agreement, at either party’s request, to prevent substantial overpayment or underpayment.

(f) Quick-closeout procedures. Quick-closeout procedures are applicable when the conditions in FAR 42.708(a) are satisfied.

(g) Audit. At any time or times before final payment, the Contracting Officer may have the Contractor’s invoices or vouchers and statements of cost audited. Any payment may be (1) Reduced by amounts found by the Contracting Officer not to constitute allowable costs or (2) Adjusted for prior overpayments or underpayments.

(h) Final payment. (1) Upon approval of a completion invoice or voucher submitted by the Contractor in accordance with paragraph (d)(5) of this clause, and upon the Contractor’s compliance with all terms of this contract, the Government shall promptly pay any balance of allowable costs and that part of the fee (if any) not previously paid.

(2) The Contractor shall pay to the Government any refunds, rebates, credits, or other amounts (including interest, if any) accruing to or received by the Contractor or any assignee under this contract, to the extent that those amounts are properly allocable to costs for which the Contractor has been reimbursed by the Government. Reasonable expenses incurred by the Contractor for securing refunds, rebates, credits, or other amounts shall be allowable costs if approved by the Contracting Officer. Before final payment under this contract, the Contractor and each assignee whose assignment is in effect at the time of final payment shall execute and deliver--

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(i) An assignment to the Government, in form and substance satisfactory to the Contracting Officer, of refunds, rebates, credits, or other amounts (including interest, if any) properly allocable to costs for which the Contractor has been reimbursed by the Government under this contract; and

(ii) A release discharging the Government, its officers, agents, and employees from all liabilities, obligations, and claims arising out of or under this contract, except--

(A) Specified claims stated in exact amounts, or in estimated amounts when the exact amounts are not known;

(B) Claims (including reasonable incidental expenses) based upon liabilities of the Contractor to third parties arising out of the performance of this contract; provided, that the claims are not known to the Contractor on the date of the execution of the release, and that the Contractor gives notice of the claims in writing to the Contracting Officer within 6 years following the release date or notice of final payment date, whichever is earlier; and

(C) Claims for reimbursement of costs, including reasonable incidental expenses, incurred by the Contractor under the patent clauses of this contract, excluding, however, any expenses arising from the Contractor’s indemnification of the Government against patent liability.

(End of clause)

52.216-18 ORDERING. (AUG 2020)

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from       through       [insert dates].

(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c) A delivery order or task order is considered “issued” when--

(1) If sent by mail (includes transmittal by U.S. mail or private delivery service), the Government deposits the order in the mail;

(2) If sent by fax, the Government transmits the order to the Contractor’s fax number; or

(3) If sent electronically, the Government either--

(i) Posts a copy of the delivery order or task order to a Government document access system, and notice is sent to the Contractor; or

(ii) Distributes the delivery order or task order via email to the Contractor’s email address.

(d) Orders may be issued by methods other than those enumerated in this clause only if authorized in the contract.

(End of clause)

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52.216-19 ORDER LIMITATIONS (OCT 1995)

(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than $7,500 (insert dollar figure or quantity), the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b) Maximum order. The Contractor is not obligated to honor -

(1) Any order for a single item in excess of $75,000,000 (insert dollar figure or quantity);

(2) Any order for a combination of items in excess of $75,000,000 (insert dollar figure or quantity); or

(3) A series of orders from the same ordering office within 30 days that together call for quantities exceeding the limitation in paragraph (b) (1) or (2) of this section.

(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) of this section.

(d) Notwithstanding paragraphs (b) and (c) of this section, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 5 days after issuance, with written notice stating the Contractor’s intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

(End of clause)

52.216-22 INDEFINITE QUANTITY. (OCT 1995)

(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the “maximum”. The Government shall order at least the quantity of supplies or services designated in the Schedule as the “minimum”.

(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after one year of the Period of Performance of the order.

(End of clause)

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52.216-24 LIMITATION OF GOVERNMENT LIABILITY (APR 1984)

(a) In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding          dollars.

(b) The maximum amount for which the Government shall be liable if this contract is terminated is          dollars.

This clause will be incorporated at the DO/TO level with specific dollar amounts.

(End of clause)

52.216-32 TASK-ORDER AND DELIVERY-ORDER OMBUDSMAN (SEPT 2019)

(a) In accordance with 41 U.S.C. 4106(g), the Agency has designated the following task-order and delivery-order Ombudsman for this contract. The Ombudsman must review complaints from the Contractor concerning all task-order and delivery-order actions for this contract and ensure the Contractor is afforded a fair opportunity for consideration in the award of orders, consistent with the procedures in the contract.

Charles Bright, 7701 Tampa Point Blvd, Tampa, FL 33621, (813) 826-7322, charles.bright@socom.mil

(b) Consulting an ombudsman does not alter or postpone the timeline for any other process (e.g., protests).

(c) Before consulting with the Ombudsman, the Contractor is encouraged to first address complaints with the Contracting Officer for resolution. When requested by the Contractor, the Ombudsman may keep the identity of the concerned party or entity confidential, unless prohibited by law or agency procedure.

(End of clause)

52.217-8 OPTION TO EXTEND SERVICES (NOV 1999)

The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting Officer may exercise the option by written notice to the Contractor within 30 days.

(End of clause)

52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within 30 days; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 30 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 66 months.

(End of clause)

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52.219-28 POST-AWARD SMALL BUSINESS PROGRAM REREPRESENTATION (SEP 2023)

(a) Definitions. As used in this clause--

Long-term contract means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend Services, or other appropriate authority.

Small business concern--

(1) Means a concern, including its affiliates, that is independently owned and operated, not dominant in its field of operation, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (d) of this clause.

(2) Affiliates, as used in this definition, means business concerns, one of whom directly or indirectly controls or has the power to control the others, or a third party or parties control or have the power to control the others. In determining whether affiliation exists, consideration is given to all appropriate factors including common ownership, common management, and contractual relationships. SBA determines affiliation based on the factors set forth at 13 CFR 121.103.

(b) If the Contractor represented that it was any of the small business concerns identified in 19.000(a)(3) prior to award of this contract, the Contractor shall rerepresent its size and socioeconomic status according to paragraph (f) of this clause or, if applicable, paragraph (h) of this clause, upon occurrence of any of the following:

(1) Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2) Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.

(3) For long-term contracts--

(i) Within 60 to 120 days prior to the end of the fifth year of the contract; and

(ii) Within 60 to 120 days prior to the date specified in the contract for exercising any option thereafter.

(c) If the Contractor represented that it was any of the small business concerns identified in 19.000(a)(3) prior to award of this contract, the Contractor shall rerepresent its size and socioeconomic status according to paragraph (f) of this clause or, if applicable, paragraph (h) of this clause, when the Contracting Officer explicitly requires it for an order issued under a multiple-award contract.

(d) The Contractor shall rerepresent its size status in accordance with the size standard in effect at the time of this rerepresentation that corresponds to the North American Industry Classification System (NAICS) code(s) assigned to this contract. The small business size standard corresponding to this NAICS code(s) can be found at https://www.sba.gov/document/support--table-size-standards.

(e) The small business size standard for a Contractor providing an end item that it does not manufacture, process, or produce itself, for a contract other than a construction or service contract, is 500 employees, or 150 employees for information technology value-added resellers under NAICS code 541519, if the acquisition--

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(1) Was set aside for small business and has a value above the simplified acquisition threshold;

(2) Used the HUBZone price evaluation preference regardless of dollar value, unless the Contractor waived the price evaluation preference; or

(3) Was an 8(a), HUBZone, service-disabled veteran-owned, economically disadvantaged women-owned, or women-owned small business set-aside or sole-source award regardless of dollar value.

(f) Except as provided in paragraph (h) of this clause, the Contractor shall make the representation(s) required by paragraph (b) and (c) of this clause by validating or updating all its representations in the Representations and Certifications section of the System for Award Management (SAM) and its other data in SAM, as necessary, to ensure that they reflect the Contractor’s current status. The Contractor shall notify the contracting office in writing within the timeframes specified in paragraph (b) of this clause, or with its offer for an order (see paragraph (c) of this clause), that the data have been validated or updated, and provide the date of the validation or update.

(g) If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (f) or (h) of this clause.

(h) If the Contractor does not have representations and certifications in SAM, or does not have a representation in SAM for the NAICS code applicable to this contract, the Contractor is required to complete the following rerepresentation and submit it to the contracting office, along with the contract number and the date on which the rerepresentation was completed:

(1) The Contractor represents that it [          ] is, [         ] is not a small business concern under NAICS Code assigned to contract number          .

(2) [Complete only if the Contractor represented itself as a small business concern in paragraph (h)(1) of this clause.] The Contractor represents that it [         ] is, [          ] is not, a small disadvantaged business concern as defined in 13 CFR 124.1001.

(3) [Complete only if the Contractor represented itself as a small business concern in paragraph (h)(1) of this clause.] The Contractor represents that it [          ] is, [          ] is not a women-owned small business concern.

(4) Women-owned small business (WOSB) joint venture eligible under the WOSB Program. The Contractor represents that it [          ] is, [          ] is not a joint venture that complies with the requirements of 13 CFR 127.506(a) through (c). [The Contractor shall enter the name and unique entity identifier of each party to the joint venture.         ]

(5) Economically disadvantaged women-owned small business (EDWOSB) joint venture. The Contractor represents that it [          ] is, [          ] is not a joint venture that complies with the requirements of 13 CFR 127.506(a) through (c). [The Contractor shall enter the name and unique entity identifier of each party to the joint venture:          ]

(6) [Complete only if the Contractor represented itself as a small business concern in paragraph (h)(1) of this clause.] The Contractor represents that it [          ] is, [          ] is not a veteran-owned small business concern.

(7) [Complete only if the Contractor represented itself as a veteran-owned small business concern in paragraph (h)(6) of this clause.] The Contractor represents that it [          ] is, [          ] is not a service-disabled veteran-owned small business concern.

(8) [Complete only if the Contractor represented itself as a small business concern in paragraph (h)(1) of this clause.] The Contractor represents that--

(i) It [          ] is, [          ] is not a HUBZone small business concern listed, on the date of this representation, on the List of Qualified HUBZone Small Business Concerns maintained by the Small Business Administration, and no material changes in ownership and control, principal office, or HUBZone employee percentage have occurred since it was certified in accordance with 13 CFR part 126; and

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(ii) It [        ] is, [        ] is not a HUBZone joint venture that complies with the requirements of 13 CFR part 126, and the representation in paragraph (h)(8)(i) of this clause is accurate for each HUBZone small business concern participating in the HUBZone joint venture. [The Contractor shall enter the names of each of the HUBZone small business concerns participating in the HUBZone joint venture:      ] Each HUBZone small business concern participating in the HUBZone joint venture shall submit a separate signed copy of the HUBZone representation.

[Contractor to sign and date and insert authorized signer’s name and title.]

(End of clause)

52.222-2 PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)

(a) The use of overtime is authorized under this contract if the overtime premium cost does not exceed the negotiated amounts in the original proposed rates or the overtime premium is paid for work --

(1) Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature;

(2) By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;

(3) To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or

(4) That will result in lower overall costs to the Government.

(b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall--

(1) Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;

(2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

(3) Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each affected contract; and

(4) Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel.

* Insert either “zero” or the dollar amount agreed to during negotiations. The inserted figure does not apply to the exceptions in paragraph (a)(1) through (a)(4) of the clause.

(End of clause)

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52.223-3 HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA (FEB 2021)-- ALTERNATE I (JUL 1995)

(a) “Hazardous material,” as used in this clause, includes any material defined as hazardous under the latest version of Federal Standard No. 313 (including revisions adopted during the term of the contract).

(b) The offeror must list any hazardous material, as defined in paragraph (a) of this clause, to be delivered under this contract. The hazardous material shall be properly identified and include any applicable identification number, such as National Stock Number or Special Item Number. This information shall also be included on the Material Safety Data Sheet submitted under this contract.

Material (if none, insert None)	Identification No.
—	—
—	—
—	—

(c) This list must be updated during performance of the contract whenever the Contractor determines that any other material to be delivered under this contract is hazardous.

(d) The apparently successful offeror agrees to submit, for each item as required prior to award, a Material Safety Data Sheet, meeting the requirements of 29 CFR 1910.1200(g) and the latest version of Federal Standard No. 313, for all hazardous material identified in paragraph (b) of this clause. Data shall be submitted in accordance with Federal Standard No. 313, whether or not the apparently successful offeror is the actual manufacturer of these items. Failure to submit the Material Safety Data Sheet prior to award may result in the apparently successful offeror being considered nonresponsible and ineligible for award.

(e) If, after award, there is a change in the composition of the item(s) or a revision to Federal Standard No. 313, which renders incomplete or inaccurate the data submitted under paragraph (d) of this clause, the Contractor shall promptly notify the Contracting Officer and resubmit the data.

(f) Neither the requirements of this clause nor any act or failure to act by the Government shall relieve the Contractor of any responsibility or liability for the safety of Government, Contractor, or subcontractor personnel or property.

(g) Nothing contained in this clause shall relieve the Contractor from complying with applicable Federal, State, and local laws, codes, ordinances, and regulations (including the obtaining of licenses and permits) in connection with hazardous material.

(h) The Government’s rights in data furnished under this contract with respect to hazardous material are as follows:

(1) To use, duplicate and disclose any data to which this clause is applicable. The purposes of this right are to--

(i) Except as provided in paragraph (i)(2), the Contractor shall prepare and submit a sufficient number of Material Safety Data Sheets (MSDS’s), meeting the requirements of 29 CFR 1910.1200(g) and the latest version of Federal Standard No. 313, for all hazardous materials identified in paragraph (b) of this clause.

(1) For items shipped to consignees, the Contractor shall include a copy of the MSDS’s with the packing list or other suitable shipping document which accompanies each shipment. Alternatively, the Contractor is permitted to transmit MSDS’s to consignees in advance of receipt of shipments by consignees, if authorized in writing by the Contracting Officer.

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(2) For items shipped to consignees identified by mailing address as agency depots, distribution centers or customer supply centers, the Contractor shall provide one copy of the MSDS’s in or on each shipping container. If affixed to the outside of each container, the MSDS’s must be placed in a weather resistant envelope.

(ii) Obtain medical treatment for those affected by the material; and

(iii) Have others use, duplicate, and disclose the data for the Government for these purposes.

(2) To use, duplicate, and disclose data furnished under this clause, in accordance with subparagraph (h)(1) of this clause, in precedence over any other clause of this contract providing for rights in data.

(3) The Government is not precluded from using similar or identical data acquired from other sources.

(End of clause)

52.223-7 NOTICE OF RADIOACTIVE MATERIALS (JAN 1997)

(a) The Contractor shall notify the Contracting Officer or designee, in writing,          * days prior to the delivery of, or prior to completion of any servicing required by this contract of, items containing either (1) radioactive material requiring specific licensing under the regulations issued pursuant to the Atomic Energy Act of 1954, as amended, as set forth in Title 10 of the Code of Federal Regulations, in effect on the date of this contract, or (2) other radioactive material not requiring specific licensing in which the specific activity is greater than 0.002 microcuries per gram or the activity per item equals or exceeds 0.01 microcuries. Such notice shall specify the part or parts of the items which contain radioactive materials, a description of the materials, the name and activity of the isotope, the manufacturer of the materials, and any other information known to the Contractor which will put users of the items on notice as to the hazards involved (OMB No. 9000-0107).

* The Contracting Officer shall insert the number of days required in advance of delivery of the item or completion of the servicing to assure that required licenses are obtained and appropriate personnel are notified to institute any necessary safety and health precautions. See FAR 23.601(d).

(b) If there has been no change affecting the quantity of activity, or the characteristics and composition of the radioactive material from deliveries under this contract or prior contracts, the Contractor may request that the Contracting Officer or designee waive the notice requirement in paragraph (a) of this clause. Any such request shall-

(1) Be submitted in writing;

(2) State that the quantity of activity, characteristics, and composition of the radioactive material have not changed; and

(3) Cite the contract number on which the prior notification was submitted and the contracting office to which it was submitted.

(c) All items, parts, or subassemblies which contain radioactive materials in which the specific activity is greater than 0.002 microcuries per gram or activity per item equals or exceeds 0.01 microcuries, and all containers in which such items, parts or subassemblies are delivered to the Government shall be clearly marked and labeled as required by the latest revision of MIL-STD 129 in effect on the date of the contract.

(d) This clause, including this paragraph (d), shall be inserted in all subcontracts for radioactive materials meeting the criteria in paragraph (a) of this clause.

(End of clause)

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52.223-9 ESTIMATE OF PERCENTAGE OF RECOVERED MATERIAL CONTENT FOR EPA-DESIGNATED ITEMS (MAY 2008) ALTERNATE I (MAY 2008)

(a) Definitions. As used in this clause--

Postconsumer material means a material or finished product that has served its intended use and has been discarded for disposal or recovery, having completed its life as a consumer item. Postconsumer material is a part of the broader category of “recovered material.’’

Recovered material means waste materials and by-products recovered or diverted from solid waste, but the term does not include those materials and by-products generated from, and commonly reused within, an original manufacturing process.

(b) The Contractor shall execute the following certification required by the Resource Conservation and Recovery Act of 1976 (42 U.S.C. 6962(i)(2)(C)):

Certification

I, ----------------------------------------- (name of certifier), am an officer or employee responsible for the performance of this contract and hereby certify that the percentage of recovered material content for EPA-designated items met the applicable contract specifications or other contractual requirements.

----------------------------------------------------------------

(Signature of the Officer or Employee)

----------------------------------------------------------------

(Typed Name of the Officer or Employee)

----------------------------------------------------------------

(Title)

----------------------------------------------------------------

(Name of Company, Firm, or Organization)

----------------------------------------------------------------

(Date)

----------------------------------------------------------------

(End of certification)

(c) The Contractor, on completion of this contract, shall--

(1) Estimate the percentage of the total recovered material used in contract performance, including, if applicable, the percentage of postconsumer material content; and

(2) Submit this estimate to         (Contracting Officer complete in accordance with agency procedures).

(End of clause)

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52.232-19 AVAILABILITY OF FUNDS FOR THE NEXT FISCAL YEAR (APR 1984)

Funds are not presently available for performance under this contract beyond             . The Government’s obligation for performance of this contract beyond that date is contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment may arise for performance under this contract beyond             , until funds are made available to the Contracting Officer for performance and until the Contractor receives notice of availability, to be confirmed in writing by the Contracting Officer.

This clause will be incorporated at the DO/TO level, as nessecary, with the appropriate information.

(End of clause)

52.243-7 NOTIFICATION OF CHANGES (JAN 2017)

(a) Definitions.

“Contracting Officer,” as used in this clause, does not include any representative of the Contracting Officer.

“Specifically authorized representative (SAR),” as used in this clause, means any person the Contracting Officer has so designated by written notice (a copy of which shall be provided to the Contractor) which shall refer to this subparagraph and shall be issued to the designated representative before the SAR exercises such authority.

(b) Notice. The primary purpose of this clause is to obtain prompt reporting of Government conduct that the Contractor considers to constitute a change to this contract. Except for changes identified as such in writing and signed by the Contracting Officer, the Contractor shall notify the Administrative Contracting Officer in writing, within 60 calendar days from the date that the Contractor identifies any Government conduct (including actions, inactions, and written or oral communications) that the Contractor regards as a change to the contract terms and conditions. On the basis of the most accurate information available to the Contractor, the notice shall state--

(1) The date, nature, and circumstances of the conduct regarded as a change;

(2) The name, function, and activity of each Government individual and Contractor official or employee involved in or knowledgeable about such conduct;

(3) The identification of any documents and the substance of any oral communication involved in such conduct;

(4) In the instance of alleged acceleration of scheduled performance or delivery, the basis upon which it arose;

(5) The particular elements of contract performance for which the Contractor may seek an equitable adjustment under this clause, including--

(i) What line items have been or may be affected by the alleged change;

(ii) What labor or materials or both have been or may be added, deleted, or wasted by the alleged change;

(iii) To the extent practicable, what delay and disruption in the manner and sequence of performance and effect on continued performance have been or may be caused by the alleged change;

(iv) What adjustments to contract price, delivery schedule, and other provisions affected by the alleged change are estimated; and

(6) The Contractor’s estimate of the time by which the Government must respond to the Contractor’s notice to minimize cost, delay or disruption of performance.

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(c) Continued performance. Following submission of the notice required by (b) above, the Contractor shall diligently continue performance of this contract to the maximum extent possible in accordance with its terms and conditions as construed by the Contractor, unless the notice reports a direction of the Contracting Officer or a communication from a SAR of the Contracting Officer, in either of which events the Contractor shall continue performance; provided, however, that if the Contractor regards the direction or communication as a change as described in (b) above, notice shall be given in the manner provided. All directions, communications, interpretations, orders and similar actions of the SAR shall be reduced to writing and copies furnished to the Contractor and to the Contracting Officer. The Contracting Officer shall countermand any action which exceeds the authority of the SAR.

(d) Government response. The Contracting Officer shall promptly, within 60 calendar days after receipt of notice, respond to the notice in writing. In responding, the Contracting Officer shall either--

(1) Confirm that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance;

(2) Countermand any communication regarded as a change;

(3) Deny that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance; or

(4) In the event the Contractor’s notice information is inadequate to make a decision under (1), (2), or (3) above, advise the Contractor what additional information is required, and establish the date by which it should be furnished and the date thereafter by which the Government will respond.

(e) Equitable adjustments.

(1) If the Contracting Officer confirms that Government conduct effected a change as alleged by the Contractor, and the conduct causes an increase or decrease in the Contractor’s cost of, or the time required for, performance of any part of the work under this contract, whether changed or not changed by such conduct, an equitable adjustment shall be made--

(i) In the contract price or delivery schedule or both; and

(ii) In such other provisions of the contract as may be affected.

(2) The contract shall be modified in writing accordingly. In the case of drawings, designs or specifications which are defective and for which the Government is responsible, the equitable adjustment shall include the cost and time extension for delay reasonably incurred by the Contractor in attempting to comply with the defective drawings, designs or specifications before the Contractor identified, or reasonably should have identified, such defect. When the cost of property made obsolete or excess as a result of a change confirmed by the Contracting Officer under this clause is included in the equitable adjustment, the Contracting Officer shall have the right to prescribe the manner of disposition of the property. The equitable adjustment shall not include increased costs or time extensions for delay resulting from the Contractor’s failure to provide notice or to continue performance as provided, respectively, in (b) and (c) above.

Note: The phrases “contract price” and “cost” wherever they appear in the clause, may be appropriately modified to apply to cost-reimbursement or incentive contracts, or to combinations thereof.

(End of clause)

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52.244-2 SUBCONTRACTS (JUN 2020)

(a) Definitions. As used in this clause--

Approved purchasing system means a Contractor’s purchasing system that has been reviewed and approved in accordance with Part 44 of the Federal Acquisition Regulation (FAR).

Consent to subcontract means the Contracting Officer’s written consent for the Contractor to enter into a particular subcontract.

Subcontract means any contract, as defined in FAR Subpart 2.1, entered into by a subcontractor to furnish supplies or services for performance of the prime contract or a subcontract. It includes, but is not limited to, purchase orders, and changes and modifications to purchase orders.

(b) When this clause is included in a fixed-price type contract, consent to subcontract is required only on unpriced contract actions (including unpriced modifications or unpriced delivery orders), and only if required in accordance with paragraph (c) or (d) of this clause.

(c) If the Contractor does not have an approved purchasing system, consent to subcontract is required for any subcontract that—

(1) Is of the cost-reimbursement, time-and-materials, or labor-hour type; or

(2) Is fixed-price and exceeds—

(i) For a contract awarded by the Department of Defense, the Coast Guard, or the National Aeronautics and Space Administration, the greater of the simplified acquisition threshold, as defined in FAR 2.101 on the date of subcontract award, or 5 percent of the total estimated cost of the contract; or

(ii) For a contract awarded by a civilian agency other than the Coast Guard and the National Aeronautics and Space Administration, either the simplified acquisition threshold, as defined in FAR 2.101 on the date of subcontract award, or 5 percent of the total estimated cost of the contract.

(d) If the Contractor has an approved purchasing system, the Contractor nevertheless shall obtain the Contracting Officer’s written consent before placing the following subcontracts:

(e)(1) The Contractor shall notify the Contracting Officer reasonably in advance of placing any subcontract or modification thereof for which consent is required under paragraph (b), (c), or (d) of this clause, including the following information:

(i) A description of the supplies or services to be subcontracted.

(ii) Identification of the type of subcontract to be used.

(iii) Identification of the proposed subcontractor.

(iv) The proposed subcontract price.

(v) The subcontractor’s current, complete, and accurate certified cost or pricing data and Certificate of Current Cost or Pricing Data, if required by other contract provisions.

(vi) The subcontractor’s Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other provisions of this contract.

(vii) A negotiation memorandum reflecting—

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(A) The principal elements of the subcontract price negotiations;

(B) The most significant considerations controlling establishment of initial or revised prices;

(C) The reason certified cost or pricing data were or were not required;

(D) The extent, if any, to which the Contractor did not rely on the subcontractor’s certified cost or pricing data in determining the price objective and in negotiating the final price;

(E) The extent to which it was recognized in the negotiation that the subcontractor’s certified cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor; and the effect of any such defective data on the total price negotiated;

(F) The reasons for any significant difference between the Contractor’s price objective and the price negotiated; and

(G) A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.

(2) The Contractor is not required to notify the Contracting Officer in advance of entering into any subcontract for which consent is not required under paragraph (c), (d), or (e) of this clause.

(f) Unless the consent or approval specifically provides otherwise, neither consent by the Contracting Officer to any subcontract nor approval of the Contractor’s purchasing system shall constitute a determination—

(1) Of the acceptability of any subcontract terms or conditions;

(2) Of the allowability of any cost under this contract; or

(3) To relieve the Contractor of any responsibility for performing this contract.

(g) No subcontract or modification thereof placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursement type subcontracts shall not exceed the fee limitations in FAR 15.404-4(c)(4)(i).

(h) The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government.

(i) The Government reserves the right to review the Contractor’s purchasing system as set forth in FAR Subpart 44.3.

(j) Paragraphs (c) and (e) of this clause do not apply to the following subcontracts, which were evaluated during negotiations:

(End of clause)

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52.246-11 HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT (DEC 2014)

(a) The Contractor shall comply with the higher-level quality standard(s) listed below.

To be determined at the Task Order level.

(b) The Contractor shall include applicable requirements of the higher-level quality standard(s) listed in paragraph (a) of this clause and the requirement to flow down such standards, as applicable, to lower-tier subcontracts, in--

(1) Any subcontract for critical and complex items (see 46.203(b) and (c)); or

(2) When the technical requirements of a subcontract require--

(i) Control of such things as design, work operations, in-process control, testing, and inspection; or

(ii) Attention to such factors as organization, planning, work instructions, documentation control, and advanced metrology.

(End of clause)

52.247-1 COMMERCIAL BILL OF LADING NOTATIONS (FEB 2006)

When the Contracting Officer authorizes supplies to be shipped on a commercial bill of lading and the Contractor will be reimbursed these transportation costs as direct allowable costs, the Contractor shall ensure before shipment is made that the commercial shipping documents are annotated with either of the following notations, as appropriate:

(a) If the Government is shown as the consignor or the consignee, the annotation shall be:

“Transportation is for the             and the actual total transportation charges paid to the carrier(s) by the consignor or consignee are assignable to, and shall be reimbursed by, the Government.”

(b) If the Government is not shown as the consignor or the consignee, the annotation shall be:

“Transportation is for the             and the actual total transportation charges paid to the carrier(s) by the consignor or consignee shall be reimbursed by the Government, pursuant to cost-reimbursement contract no.             . This may be confirmed by contacting              .”

Fill ins to be determined at the Task Order level

(End of clause)

52.252-1 SOLICITATION PROVISIONS INCORPORATED BY REFERENCE (FEB 1998)

This solicitation incorporates one or more solicitation provisions by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. The offeror is cautioned that the listed provisions may include blocks that must be completed by the offeror and submitted with its quotation or offer. In lieu of submitting the full text of those provisions, the offeror may identify the provision by paragraph identifier and provide the appropriate information with its quotation or offer. Also, the full text of a solicitation provision may be accessed electronically at this/these address(es):

www.acquisiton.gov

(End of provision)

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52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

www.acquisition.gov

(End of clause)

52.252-4 ALTERATIONS IN CONTRACT (APR 1984)

Portions of this contract are altered as follows:

(End of clause)

252.209-7010 CRITICAL SAFETY ITEMS (AUG 2011)

(a) Definitions.

Aviation critical safety item means a part, an assembly, installation equipment, launch equipment, recovery equipment, or support equipment for an aircraft or aviation weapon system if the part, assembly, or equipment contains a characteristic any failure, malfunction, or absence of which could cause--

(i) A catastrophic or critical failure resulting in the loss of, or serious damage to, the aircraft or weapon system;

(ii) An unacceptable risk of personal injury or loss of life; or

(iii) An uncommanded engine shutdown that jeopardizes safety.

Design control activity. (i) With respect to an aviation critical safety item, means the systems command of a military department that is specifically responsible for ensuring the airworthiness of an aviation system or equipment, in which an aviation critical safety item is to be used; and

(ii) With respect to a ship critical safety item, means the systems command of a military department that is specifically responsible for ensuring the seaworthiness of a ship or ship equipment, in which a ship critical safety item is to be used.

Ship critical safety item means any ship part, assembly, or support equipment containing a characteristic, the failure, malfunction, or absence of which could cause--

(i) A catastrophic or critical failure resulting in loss of, or serious damage to, the ship; or

(ii) An unacceptable risk of personal injury or loss of life.

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(b) Identification of critical safety items. One or more of the items being procured under this contract is an aviation or ship critical safety item. The following items have been designated aviation critical safety items or ship critical safety items by the designated design control activity:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------

--

------------------------------------------------------------------------------------------------------------------------------------------------------------------------

--

------------------------------------------------------------------------------------------------------------------------------------------------------------------------

--

------------------------------------------------------------------------------------------------------------------------------------------------------------------------

--

(Insert additional lines as necessary)

(c) Heightened quality assurance surveillance. Items designated in paragraph (b) of this clause are subject to heightened, risk-based surveillance by the designated quality assurance representative.

(End of clause)

252.232-7007 LIMITATION OF GOVERNMENT’S OBLIGATION (APR 2014)

(a) Contract line item(s)               is/are incrementally funded. For this/these item(s), the sum of $----            of the total price is presently available for payment and allotted to this contract. An allotment schedule is set forth in paragraph (j) of this clause.

(b) For items(s) identified in paragraph (a) of this clause, the Contractor agrees to perform up to the point at which the total amount payable by the Government, including reimbursement in the event of termination of those item(s) for the Government’s convenience, approximates the total amount currently allotted to the contract. The Contractor is not authorized to continue work on those item(s) beyond that point. The Government will not be obligated in any event to reimburse the Contractor in excess of the amount allotted to the contract for those item(s) regardless of anything to the contrary in the clause entitled “TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT.” As used in this clause, the total amount payable by the Government in the event of termination of applicable contract line item(s) for convenience includes costs, profit and estimated termination settlement costs for those item(s).

(c) Notwithstanding the dates specified in the allotment schedule in paragraph (j) of this clause, the Contractor will notify the Contracting Officer in writing at least ninety days prior to the date when, in the Contractor’s best judgment, the work will reach the point at which the total amount payable by the Government, including any cost for termination for convenience, will approximate 85 percent of the total amount then allotted to the contract for performance of the applicable item(s). The notification will state (1) the estimated date when that point will be reached and (2) an estimate of additional funding, if any, needed to continue performance of applicable line items up to the next scheduled date for allotment of funds identified in paragraph (j) of this clause, or to a mutually agreed upon substitute date. The notification will also advise the Contracting Officer of the estimated amount of additional funds that will be required for the timely performance of the item(s) funded pursuant to this clause, for subsequent period as may be specified in the allotment schedule in paragraph (j) of this clause, or otherwise agreed to by the parties. If after such notification additional funds are not allotted by the date identified in the Contractor’s notification, or by an agreed substitute date, the Contracting Officer will terminate any item(s) for which additional funds have not been allotted, pursuant to the clause of this contract entitled “TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT”.

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(d) When additional funds are allotted for continued performance of the contract line item(s) identified in paragraph (a) of this clause, the parties will agree as to the period of contract performance which will be covered by the funds. The provisions of paragraph (b) through (d) of this clause will apply in like manner to the additional allotted funds and agreed substitute date, and the contract will be modified accordingly.

(e) If, solely by reason of failure of the Government to allot additional funds, by the dates indicated below, in amounts sufficient for timely performance of the contract line item(s) identified in paragraph (a) of this clause, the Contractor incurs additional costs or is delayed in the performance of the work under this contract and if additional funds are allotted, an equitable adjustment will be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the item(s), or in the time of delivery, or both. Failure to agree to any such equitable adjustment hereunder will be a dispute concerning a question of fact within the meaning of the clause entitled “disputes.”

(f) The Government may at any time prior to termination allot additional funds for the performance of the contract line item(s) identified in paragraph (a) of this clause.

(g) The termination provisions of this clause do not limit the rights of the Government under the clause entitled “DEFAULT.” The provisions of this clause are limited to work and allotment of funds for the contract line item(s) set forth in paragraph (a) of this clause. This clause no longer applies once the contract is fully funded except with regard to the rights or obligations of the parties concerning equitable adjustments negotiated under paragraphs (d) or (e) of this clause.

(h) Nothing in this clause affects the right of the Government to this contract pursuant to the clause of this contract entitled “TERMINATION FOR CONVENIENCE OF THE GOVERNMENT.”

(i) Nothing in this clause shall be construed as authorization of voluntary services whose acceptance is otherwise prohibited under 31 U.S.C. 1342.

(j) The parties contemplate that the Government will allot funds to this contract in accordance with the following schedule:

On execution of contract $--

(month) (day), (year) $----

(month) (day), (year) $----

(month) (day), (year) $----

This clause will be incorporated in any DO/TO issued if necessary with the appropriate information.

(End of clause)

252.251-7000 ORDERING FROM GOVERNMENT SUPPLY SOURCES (AUG 2012)

(a) When placing orders under Federal Supply Schedules, Personal Property Rehabilitation Price Schedules, or Enterprise Software Agreements, the Contractor shall follow the terms of the applicable schedule or agreement and authorization. Include in each order:

(1) A copy of the authorization (unless a copy was previously furnished to the Federal Supply Schedule, Personal Property Rehabilitation Price Schedule, or Enterprise Software Agreement contractor).

H9240824D0001

(2) The following statement: Any price reductions negotiated as part of an Enterprise Software Agreement issued under a Federal Supply Schedule contract shall control. In the event of any other inconsistencies between an Enterprise Software Agreement, established as a Federal Supply Schedule blanket purchase agreement, and the Federal Supply Schedule contract, the latter shall govern.

(3) The completed address(es) to which the Contractor’s mail, freight, and billing documents are to be directed.

(b) When placing orders under nonmandatory schedule contracts and requirements contracts, issued by the General Services Administration (GSA) Office of Information Resources Management, for automated data processing equipment, software and maintenance, communications equipment and supplies, and teleprocessing services, the Contractor shall follow the terms of the applicable contract and the procedures in paragraph (a) of this clause.

(c) When placing orders for Government stock on a reimbursable basis, the Contractor shall--

(1) Comply with the requirements of the Contracting Officer’s authorization, using FEDSTRIP or MILSTRIP procedures, as appropriate;

(2) Use only the GSA Form 1948-A, Retail Services Shopping Plate, when ordering from GSA Self-Service Stores;

(3) Order only those items required in the performance of Government contracts; and

(4) Pay invoices from Government supply sources promptly. For purchases made from DoD supply sources, this means within 30 days of the date of a proper invoice (see also Defense Federal Acquisition Regulation Supplement (DFARS) 251.105). For purchases made from DoD supply sources, this means within 30 days of the date of a proper invoice. The Contractor shall annotate each invoice with the date of receipt. The Contractor’s failure to pay may also result in the DoD supply source refusing to honor the requisition (see DFARS 251.102(f)) or in the Contracting Officer terminating the Contractor’s authorization to use DoD supply sources. In the event the Contracting Officer decides to terminate the authorization due to the Contractor’s failure to pay in a timely manner, the Contracting Officer shall provide the Contractor with prompt written notice of the intent to terminate the authorization and the basis for such action. The Contractor shall have 10 days after receipt of the Government’s notice in which to provide additional information as to why the authorization should not be terminated. The termination shall not provide the Contractor with an excusable delay for failure to perform or complete the contract in accordance with the terms of the contract, and the Contractor shall be solely responsible for any increased costs.

(d) When placing orders for Government stock on a non-reimbursable basis, the Contractor shall—

(1) Comply with the requirements of the Contracting Officer’s authorization; and

(2) When using electronic transactions to submit requisitions on a non-reimbursable basis only, place orders by authorizing contract number using the Defense Logistics Management System (DLMS) Supplement to Federal Implementation Convention 511R, Requisition; and acknowledge receipts by authorizing contract number using the DLMS Supplement 527R, Receipt, Inquiry, Response and Material Receipt Acknowledgement.

(e) Only the Contractor may request authorization for subcontractor use of Government supply sources. The Contracting Officer will not grant authorizations for subcontractor use without approval of the Contractor.

(f) Government invoices shall be submitted to the Contractor’s billing address, and Contractor payments shall be sent to the Government remittance address specified below:

Contractor’s Billing Address [include point of contact and telephone number]:

Government Remittance Address: Maj. Janie Sullivan (813-826-8909)

(End of clause)

H9240824D0001

5652.237-9001 Key Personnel Requirements (2003)

(a) Certain experienced professional and/or technical personnel are essential for successful accomplishment of the work to be performed under this contract. Such personnel are defined as “Key Personnel” and are those persons whose resumes were submitted for evaluation of the proposal. The contractor agrees that such personnel shall not be removed from the contract work or replaced without compliance with the following:

1) If one or more of the key personnel, for any reason, becomes or is expected to become unavailable for work under this contract for a continuous period exceeding 30 work days, or is expected to devote substantially less effort to the work than indicated in the proposal or initially anticipated, the contractor shall, subject to the concurrence of the Contracting Officer or an authorized representative, promptly replace personnel with personnel of equal ability and qualifications.

2) All requests for approval of substitutions hereunder must be in writing and provide a detailed explanation of the circumstances necessitating the proposed substitutions. The request must contain a resume for the proposed substitute, and any other information requested by the Contracting Officer. The Contracting Officer shall promptly notify the contractor of approval or disapproval in writing.

(b) If the Contracting Officer determines that suitable and timely replacement of Key Personnel who have been reassigned, terminated or have otherwise become unavailable for the contract work is not reasonably forthcoming or that the resultant reduction of productive effort would be so substantial as to impair successful completion of the contract, the Contracting Officer may terminate the contract for default or for the convenience of the Government, as appropriate, or make an equitable adjustment to the contract to compensate the Government for any resultant delay, loss or damage.

(c) The follow positions are identified as Key Personnel:

(Insert Key Personnel Positions)

(end of clause)

H9240824D0001

Section J - List of Documents, Exhibits and Other Attachments

Exhibit/Attachment Table of Contents

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Attachment 1	Atch 1 SOW	15	30-MAY-2024
Attachment 2	Exhibit A CDRLS	103	05-JUN-2024

H9240824D0001

Section L - Instructions, Conditions and Notices to Bidders

CLAUSES INCORPORATED BY FULL TEXT

5652.215-9009 Personnel Changes before Award (2008)

Offerors shall verify and ensure the continuing availability of personnel for whom resumes are required and have been submitted. If personnel substitutions/changes occur prior to award, the offeror shall immediately notify the Contracting Officer. Failure to do so may render the proposal unacceptable.

(end of clause)

ORDER FOR SUPPLIES OR SERVICES

PAGE 1 OF 19

1. CONTRACT/PURCH. ORDER/ AGREEMENT NO.	2. DELIVERY ORDER/ CALL NO.	3. DATE OF ORDER/CALL (YYYYMMMDD)	4. REQ./ PURCH. REQUEST NO.	5. PRIORITY
H9240824D0001	H9240824F0010	2024 Jul 31	F2VUB04205A001	DO-A7

6. ISSUED BY CODE H92408
HQ USSOCOM
SOF AT&L-KF
7701 TAMPA POINT BLVD
TAMPA FL 33621-5323

7. ADMINISTERED BY *(if other than 6)* CODE S2206A
DCMA BOSTON
BUILDING 1108
HANSCOM AFB MA 01731

8. DELIVERY FOB
[X] DESTINATION
[ ] OTHER
(See Schedule if other)

9. CONTRACTOR CODE 8BP30 FACILITY
NAME AND ADDRESS
MERLIN LABS INC
AUSTIN PUGH
129 SOUTH ST STE 101
BOSTON MA 02111-2879

10. DELIVER TO FOB POINT BY (Date) *(YYYYMMMDD)*
SEE SCHEDULE

11. MARK IF BUSINESS IS
[ ] SMALL
[ ] SMALL DISADVANTAGED
[ ] WOMEN-OWNED

12. DISCOUNT TERMS

13. MAIL INVOICES TO THE ADDRESS IN BLOCK
See Item 15

14. SHIP TO CODE
SEE SCHEDULE

15. PAYMENT WILL BE MADE BY CODE HQ0338
DFAS COLUMBUS CENTER
SOUTH ENTITLEMENT OPERATIONS
P.O. BOX 182317
COLUMBUS OH 43218-2317

MARK ALL PACKAGES AND PAPERS WITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2.

16. TYPE OF ORDER

DELIVERY/ CALL	X	This delivery order/call is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract.
PURCHASE		Reference your quote dated Furnish the following on terms specified herein. REF:

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

NAME OF CONTRACTOR	SIGNATURE	TYPED NAME AND TITLE	DATE SIGNED (YYYYMMMDD)
Merlin Labs, Inc.	PDP Patrick DePriest (Jul 31, 2024 09:56 EDT)	Patrick DePriest, Chief Financial Officer	2024JUL31

[X] If this box is marked, supplier must sign Acceptance and return the following number of copies: 1

17. ACCOUNTING AND APPROPRIATION DATA/ LOCAL USE
See Schedule

18. ITEM NO.	19. SCHEDULE OF SUPPLIES/ SERVICES	20. QUANTITY ORDERED/ ACCEPTED*	21. UNIT	22. UNIT PRICE	23. AMOUNT
	SEE SCHEDULE				

* *If quantity accepted by the Government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle.*

24. UNITED STATES OF AMERICA
TEL: 813-826-8909
EMAIL: janie.g.sullivan.mil@socom.mil
BY: Janie G. Sullivan CONTRACTING / ORDERING OFFICER

25. TOTAL $13,084,375.53
26. DIFFERENCES

27a. QUANTITY IN COLUMN 20 HAS BEEN
[ ] INSPECTED [ ] RECEIVED [ ] ACCEPTED, AND CONFORMS TO THE CONTRACT EXCEPT AS NOTED

b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
c. DATE (YYYYMMMDD)
d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE
28. SHIP NO.
29. DO VOUCHER NO.
30. INITIALS
[ ] PARTIAL
[ ] FINAL
32. PAID BY
33. AMOUNT VERIFIED CORRECT FOR
f. TELEPHONE NUMBER
g. E-MAIL ADDRESS
31. PAYMENT
[ ] COMPLETE
[ ] PARTIAL
[ ] FINAL
34. CHECK NUMBER
35. BILL OF LADING NO.

36. I certify this account is correct and proper for payment.
a. DATE (YYYYMMMDD)
b. SIGNATURE AND TITLE OF CERTIFYING OFFICER

37. RECEIVED AT
38. RECEIVED BY
39. DATE RECEIVED (YYYYMMMDD)
40. TOTAL CONTAINERS
41. S/R ACCOUNT NO.
42. S/R VOUCHER NO.

DD Form 1155, DEC 2001 PREVIOUS EDITION IS OBSOLETE.

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H9240824F0010

Section A - Solicitation/Contract Form

INTRODUCTION

The purpose of this task order is for the Contractor to develop the initial design elements (PDR and CDR) for a potential integration and demonstration of an operationally relevant software and hardware system that is capable of reducing crew workload on a C-130J.

This contract incorporates the contractors proposal dated 22 May 2024. In the event that the negotiated agreement executed in the task order differs from the proposal the negotiated agreement supercedes the contractors proposal.

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Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005		1	Lot		$[***]
	Travel
	COST
	Costs for transportation, lodging, meals, and incidental expenses in accrodance with FAR 31.205-46, Travel Costs. Fee is unallowable.The total cost of this CLIN is $[***]. $[***] represents the governments share associated with this CLIN thereby fully funding the contract.
	FOB: Destination
	PSC CD: 1560

ESTIMATED COST	$[***]

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000501					$0.00
	Funding Info Only COST
	Funding Info for CLIN 0005
	PURCHASE REQUEST NUMBER: F2VUB04205A001

				ESTIMATED COST	$0.00
	ACRN AA				$[***]
	CIN: 0000000000000000010301983

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ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1006		1	Lot		$[***]
	Stage 1: Preliminary Design Review CS
	The Contractor will begin the preliminary design of integration of the ACW onto the specified Government-provided SOF platform to include the following: Integration testing plan, airworthiness certification planning, electrical schematics, mechanical schematics, software specifications, and other associated tasks required to complete PDR. The total cost of this CLIN is $[***]. $[***] represents the governments share associated with this CLIN thereby fully funding the contract.
	FOB: Destination
	PSC CD: 1560

	ESTIMATED COST				$[***]
	SHARE RATIO

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100601					$0.00
	Funding Info Only CS
	Funding Info for CLIN 1006
	PURCHASE REQUEST NUMBER: F2VUB04205A001

	ESTIMATED COST				$0.00
	SHARE RATIO
					$[***]
	ACRN AA
	CIN: 0000000000000000010301984

H9240824D0001

H9240824F0010

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1007		1	Lot		$[***]
Stage 2: Critical Design Review
CS
	The Contractor shall continue work on the ACW integration design through completion of the CDR. The Contractor shall provide a final test plan to perform initial autonomy integration and hangar tests of a representative test aircraft. The total cost of this CLIN is $[***]. $[***]represents the governments share associated with this CLIN thereby fully funding the contract.
	FOB: Destination
	PSC CD: 1560

	ESTIMATED COST				$[***]
	SHARE RATIO

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
100701					$0.00
	Funding Info Only CS
	Funding Info for CLIN 1007
	PURCHASE REQUEST NUMBER: F2VUB04205A001

	ESTIMATED COST				$0.00
	SHARE RATIO
	ACRN AA				$[***]
	CIN: 0000000000000000010301985

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0005	Destination	Government	Destination	Government
000501	N/A	N/A	N/A	N/A
1006	Destination	Government	Destination	Government
100601	N/A	N/A	N/A	N/A
1007	Destination	Government	Destination	Government
100701	N/A	N/A	N/A	N/A

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H9240824F0010

Section F - Deliveries or Performance

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE

0005	POP 01-AUG-2024 TO 31-JUL-2025	N/A	N/A FOB: Destination

000501	N/A	N/A	N/A	N/A

1006	POP 01-AUG-2024 TO 31-JAN-2025	N/A	N/A FOB: Destination

100601	N/A	N/A	N/A	N/A

1007	POP 01-FEB-2025 TO 31-JUL-2025	N/A	N/A FOB: Destination

100701	N/A	N/A	N/A	N/A

H9240824D0001

H9240824F0010

Section G - Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AA: 9730400.5600 X63 52SW 256V3A016402 N 82100 016402 387700 F87700

AMOUNT: $6,736,965.00

ACRN	CLIN/SLIN	CIN	AMOUNT

AA	000501	0000000000000000010301983	$[***]
	100601	0000000000000000010301984	$[***]
	100701	0000000000000000010301985	$[***]

CLAUSES INCORPORATED BY FULL TEXT

Wide Area Workflow (WAWF) – Electronic Receiving Report and Invoicing Instructions

1.	In accordance with DFARS 232.70 and SOFARS 5632.7002, use of electronic payment requests is mandatory. WAWF will speed up payment processing time and allow you to monitor payment status online. The are no fees associated with the use of WAWF. For more information, go to http://wawf.eb.mil.

2.	The accounts payable address can be found on the SF33, SF26, 1449 (pick one). You can easily access payment information using the DFAS web site at http://www.dod.mil/dfas/contractorpay.html.

3.	The following codes will be required to route your receiving reports, invoices, vouchers and additional e-mail to correctly process through the WAWF system.

4.

Document: COST VOUCHER
Applicable To: Cost Type CLIN (T&M, Labor Hour, Cost)
Vendor CAGE Code	8BP30
Pay Office DoDAAC	HQ0338
Issue By DoDAAC	H92408
Admin By DoDAAC	S2206A
DCAA Auditor DoDAAC	HAA621
Service Approver DoDAAC * (ACO DoDAAC if this contract is managed by DCMA)	F2VUB0

* Final Voucher routed to Service Approver.

E-Mail Point of Contact Listing (maximize use of group e-mail accounts):

Contract Specialist	Chase.b.watkins.civ@socom.mil
Contracting Officer	nicole.l.stevens.mil@socom.mil
Service Acceptor	elise.m.rankin.civ@socom.mil

H9240824D0001

H9240824F0010

Section H - Special Contract Requirements

COST-SHARING CLAUSE

Section H

This is a Cost Share-No Fee (IAW FAR 52.216-11) contract for a total amount of $13,084,375.53. This contract is fully funded by the Government obligating $6,736,965.00, and Merlin Labs committing to fund $6,347,410.53. This structure is appropriate and in accordance with FAR 16.303, with Merlin Labs having an expectation of substantial non-monetary compensation stemming from this contract.

Total Contract Amount: $13,084,375.53

Cost Share Ratio: 51.5% (Government) / 48.5% (Merlin)

Government Share: $6,736,965.00

Private Funding: $6,347,410.53

Funds Obligated: $6,736,965.00

FUNDING SUMMARY AND SCHEDULE

A. Government Funding

The Government agrees that the following funding amount(s) have been negotiated to be made available for C-130J prototype modification PDR & CDR in accordance with the SBIR Phase III “Automated Crew & Workload” Solicitation H9240824R0003, Merlin Labs’ Proposal dated 22 May 2024, and the requirements of this task order.

Government Funding Contribution Schedule:

	Negotiated Agreement		Total Cost Share
	FY 2023	FY2024
	$6,736,965.00	n/a
Total			$6,736,965.00

In no case shall the Government’s financial obligation exceed the amount obligated on the task order or by amendment to this task order. The Government is not obligated to reimburse Merlin Labs for expenditures in excess of the amount of obligated funds allotted by the Government.

B. Outside (Private) Funding

Merlin Labs agrees that the following outside (private) funding amount(s) will be made available for prototype modification and commercialization in accordance with the SBIR Phase III “Automated Crew & Workload” Solicitation H9240824R0003, Merlin Labs’ Proposal submitted on 22 May 2024, and the requirements of this contract.

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H9240824F0010

Outside Funding Contribution Schedule

	Negotiated Agreement		Total Cost Share
	FY 2023	FY2024
Merlin Labs	n/a	$6,347,410.53
Total			$6,347,410.53

Merlin Labs shall set aside the funding contribution(s) detailed in the schedule above to pay for the Merlin Labs’ share of the SBIR project specified in this Task Order.

Merlin Labs agrees to utilize the cost share funding provided in the manner detailed in the CLINs of this contract. Failure by Merlin Labs to provide its respective total cash contribution may result in a unilateral modification to this contract by the Contracting Officer to reflect a proportional reduction in SBIR funding and/or termination of the contract.

COST OVERRUN

Cost overruns will be addressed in accordance with FAR 52.232-22 Limitation of Funds. The parties agree that in the event of a cost overrun, consideration for the overrun will be negotiated, which may include an amended share ratio or other elements of consideration, to reflect responsibility for the overrun, with the party primarily responsible for the overrun assigned a proportional share. The amended share ratio is only applicable to overrun costs (i.e., the original share ratio will be maintained for costs agreed upon at the time of original contract award).

COST UNDERRUN

The parties agree that in the event of a cost underrun, the Government share shall be fully expended and any excess outside (private) funding shall be released to Merlin Labs.

H9240824D0001

H9240824F0010

Section I - Contract Clauses

CLAUSES INCORPORATED BY FULL TEXT

52.216-7 ALLOWABLE COST AND PAYMENT (AUG 2018)

(a) Invoicing.

(1) The Government will make payments to the Contractor when requested as work progresses, but (except for small business concerns) not more often than once every 2 weeks, in amounts determined to be allowable by the Contracting Officer in accordance with Federal Acquisition Regulation (FAR) subpart 31.2 in effect on the date of this contract and the terms of this contract. The Contractor may submit to an authorized representative of the Contracting Officer, in such form and reasonable detail as the representative may require, an invoice or voucher supported by a statement of the claimed allowable cost for performing this contract.

(2) Contract financing payments are not subject to the interest penalty provisions of the Prompt Payment Act. Interim payments made prior to the final payment under the contract are contract financing payments, except interim payments if this contract contains Alternate I to the clause at 52.232-25.

(3) The designated payment office will make interim payments for contract financing on the               (Contracting Officer insert day as prescribed by agency head; if not prescribed, insert “30th”) day after the designated billing office receives a proper payment request.

In the event that the Government requires an audit or other review of a specific payment request to ensure compliance with the terms and conditions of the contract, the designated payment office is not compelled to make payment by the specified due date.

(b) Reimbursing costs. (1) For the purpose of reimbursing allowable costs (except as provided in subparagraph (b)(2) of the clause, with respect to pension, deferred profit sharing, and employee stock ownership plan contributions), the term "costs" includes only--

(i) Those recorded costs that, at the time of the request for reimbursement, the Contractor has paid by cash, check, or other form of actual payment for items or services purchased directly for the contract;

(ii) When the Contractor is not delinquent in paying costs of contract performance in the ordinary course of business, costs incurred, but not necessarily paid, for--

(A) Supplies and services purchased directly for the contract and associated financing payments to subcontractors, provided payments determined due will be made--

(1) In accordance with the terms and conditions of a subcontract or invoice; and

(2) Ordinarily within 30 days of the submission of the Contractor's payment request to the Government;

(B) Materials issued from the Contractor's inventory and placed in the production process for use on the contract;

(C) Direct labor;

(D) Direct travel;

(E) Other direct in-house costs; and

(F) Properly allocable and allowable indirect costs, as shown in the records maintained by the Contractor for purposes of obtaining reimbursement under Government contracts; and

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(iii) The amount of financing payments that have been paid by cash, check, or other forms of payment to subcontractors.

(2) Accrued costs of Contractor contributions under employee pension plans shall be excluded until actually paid unless--

(i) The Contractor's practice is to make contributions to the retirement fund quarterly or more frequently; and

(ii) The contribution does not remain unpaid 30 days after the end of the applicable quarter or shorter payment period (any contribution remaining unpaid shall be excluded from the Contractor's indirect costs for payment purposes).

(3) Notwithstanding the audit and adjustment of invoices or vouchers under paragraph (g) of this clause, allowable indirect costs under this contract shall be obtained by applying indirect cost rates established in accordance with paragraph (d) of this clause.

(4) Any statements in specifications or other documents incorporated in this contract by reference designating performance of services or furnishing of materials at the Contractor's expense or at no cost to the Government shall be disregarded for purposes of cost-reimbursement under this clause.

(c) Small business concerns. A small business concern may receive more frequent payments than every 2 weeks.

(d) Final indirect cost rates. (1) Final annual indirect cost rates and the appropriate bases shall be established in accordance with Subpart 42.7 of the Federal Acquisition Regulation (FAR) in effect for the period covered by the indirect cost rate proposal.

(2)(i) The Contractor shall submit an adequate final indirect cost rate proposal to the Contracting Officer (or cognizant Federal agency official) and auditor within the 6-month period following the expiration of each of its fiscal years. Reasonable extensions, for exceptional circumstances only, may be requested in writing by the Contractor and granted in writing by the Contracting Officer. The Contractor shall support its proposal with adequate supporting data.

(ii) The proposed rates shall be based on the Contractor's actual cost experience for that period. The appropriate Government representative and the Contractor shall establish the final indirect cost rates as promptly as practical after receipt of the Contractor's proposal.

(iii) An adequate indirect cost rate proposal shall include the following data unless otherwise specified by the cognizant Federal agency official:

(A) Summary of all claimed indirect expense rates, including pool, base, and calculated indirect rate.

(B) General and Administrative expenses (final indirect cost pool). Schedule of claimed expenses by element of cost as identified in accounting records (Chart of Accounts).

(C) Overhead expenses (final indirect cost pool). Schedule of claimed expenses by element of cost as identified in accounting records (Chart of Accounts) for each final indirect cost pool.

(D) Occupancy expenses (intermediate indirect cost pool). Schedule of claimed expenses by element of cost as identified in accounting records (Chart of Accounts) and expense reallocation to final indirect cost pools.

(E) Claimed allocation bases, by element of cost, used to distribute indirect costs.

(F) Facilities capital cost of money factors computation.

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(G) Reconciliation of books of account (i.e., General Ledger) and claimed direct costs by major cost element.

(H) Schedule of direct costs by contract and subcontract and indirect expense applied at claimed rates, as well as a subsidiary schedule of Government participation percentages in each of the allocation base amounts.

(I) Schedule of cumulative direct and indirect costs claimed and billed by contract and subcontract.

(J) Subcontract information. Listing of subcontracts awarded to companies for which the contractor is the prime or upper-tier contractor (include prime and subcontract numbers; subcontract value and award type; amount claimed during the fiscal year; and the subcontractor name, address, and point of contact information).

(K) Summary of each time-and-materials and labor-hour contract information, including labor categories, labor rates, hours, and amounts; direct materials; other direct costs; and, indirect expense applied at claimed rates.

(L) Reconciliation of total payroll per IRS form 941 to total labor costs distribution.

(M) Listing of decisions/agreements/approvals and description of accounting/organizational changes.

(N) Certificate of final indirect costs (see 52.242-4, Certification of Final Indirect Costs).

(O) Contract closing information for contracts physically completed in this fiscal year (include contract number, period of performance, contract ceiling amounts, contract fee computations, level of effort, and indicate if the contract is ready to close).

(iv) The following supplemental information is not required to determine if a proposal is adequate, but may be required during the audit process:

(A) Comparative analysis of indirect expense pools detailed by account to prior fiscal year and budgetary data.

(B) General organizational information and limitation on allowability of compensation for certain contractor personnel. See 31.205-6(p). Additional salary reference information is available at https://www.whitehouse.gov/wp- content/uploads/2017/11/ContractorCompensationCapContractsAwardedBeforeJune24.pdf and https://www.whitehouse.gov/wp- content/uploads/2017/11/ContractorCompensationCapContractsAwardedafterJune24.pdf.

(C) Identification of prime contracts under which the contractor performs as a subcontractor.

(D) Description of accounting system (excludes contractors required to submit a CAS Disclosure Statement or contractors where the description of the accounting system has not changed from the previous year's submission).

(E) Procedures for identifying and excluding unallowable costs from the costs claimed and billed (excludes contractors where the procedures have not changed from the previous year's submission).

(F) Certified financial statements and other financial data (e.g., trial balance, compilation, review, etc.).

(G) Management letter from outside CPAs concerning any internal control weaknesses.

(H) Actions that have been and/or will be implemented to correct the weaknesses described in the management letter from subparagraph G) of this section.

(I) List of all internal audit reports issued since the last disclosure of internal audit reports to the Government.

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(J) Annual internal audit plan of scheduled audits to be performed in the fiscal year when the final indirect cost rate submission is made.

(K) Federal and State income tax returns.

(L) Securities and Exchange Commission 10-K annual report.

(M) Minutes from board of directors meetings.

(N) Listing of delay claims and termination claims submitted which contain costs relating to the subject fiscal year.

(O) Contract briefings, which generally include a synopsis of all pertinent contract provisions, such as: Contract type, contract amount, product or service(s) to be provided, contract performance period, rate ceilings, advance approval requirements, pre-contract cost allowability limitations, and billing limitations.

(v) The Contractor shall update the billings on all contracts to reflect the final settled rates and update the schedule of cumulative direct and indirect costs claimed and billed, as required in paragraph (d)(2)(iii)(I) of this section, within 60 days after settlement of final indirect cost rates.

(3) The Contractor and the appropriate Government representative shall execute a written understanding setting forth the final indirect cost rates. The understanding shall specify (i) the agreed-upon final annual indirect cost rates, (ii) the bases to which the rates apply, (iii) the periods for which the rates apply, (iv) any specific indirect cost items treated as direct costs in the settlement, and (v) the affected contract and/or subcontract, identifying any with advance agreements or special terms and the applicable rates. The understanding shall not change any monetary ceiling, contract obligation, or specific cost allowance or disallowance provided for in this contract. The understanding is incorporated into this contract upon execution.

(4) Failure by the parties to agree on a final annual indirect cost rate shall be a dispute within the meaning of the Disputes clause.

(5) Within 120 days (or longer period if approved in writing by the Contracting Officer) after settlement of the final annual indirect cost rates for all years of a physically complete contract, the Contractor shall submit a completion invoice or voucher to reflect the settled amounts and rates. The completion invoice or voucher shall include settled subcontract amounts and rates. The prime contractor is responsible for settling subcontractor amounts and rates included in the completion invoice or voucher and providing status of subcontractor audits to the contracting officer upon request.

(6)(i) If the Contractor fails to submit a completion invoice or voucher within the time specified in paragraph (d)(5) of this clause, the Contracting Officer may--

(A) Determine the amounts due to the Contractor under the contract; and

(B) Record this determination in a unilateral modification to the contract.

(ii) This determination constitutes the final decision of the Contracting Officer in accordance with the Disputes clause.

(e) Billing rates. Until final annual indirect cost rates are established for any period, the Government shall reimburse the Contractor at billing rates established by the Contracting Officer or by an authorized representative (the cognizant auditor), subject to adjustment when the final rates are established. These billing rates--

(1) Shall be the anticipated final rates; and

(2) May be prospectively or retroactively revised by mutual agreement, at either party's request, to prevent substantial overpayment or underpayment.

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H9240824F0010

(f) Quick-closeout procedures. Quick-closeout procedures are applicable when the conditions in FAR 42.708(a) are satisfied.

(g) Audit. At any time or times before final payment, the Contracting Officer may have the Contractor's invoices or vouchers and statements of cost audited. Any payment may be (1) Reduced by amounts found by the Contracting Officer not to constitute allowable costs or (2) Adjusted for prior overpayments or underpayments.

(h) Final payment. (1) Upon approval of a completion invoice or voucher submitted by the Contractor in accordance with paragraph (d)(5) of this clause, and upon the Contractor's compliance with all terms of this contract, the Government shall promptly pay any balance of allowable costs and that part of the fee (if any) not previously paid.

(2) The Contractor shall pay to the Government any refunds, rebates, credits, or other amounts (including interest, if any) accruing to or received by the Contractor or any assignee under this contract, to the extent that those amounts are properly allocable to costs for which the Contractor has been reimbursed by the Government. Reasonable expenses incurred by the Contractor for securing refunds, rebates, credits, or other amounts shall be allowable costs if approved by the Contracting Officer. Before final payment under this contract, the Contractor and each assignee whose assignment is in effect at the time of final payment shall execute and deliver--

(i) An assignment to the Government, in form and substance satisfactory to the Contracting Officer, of refunds, rebates, credits, or other amounts (including interest, if any) properly allocable to costs for which the Contractor has been reimbursed by the Government under this contract; and

(ii) A release discharging the Government, its officers, agents, and employees from all liabilities, obligations, and claims arising out of or under this contract, except--

(A) Specified claims stated in exact amounts, or in estimated amounts when the exact amounts are not known;

(B) Claims (including reasonable incidental expenses) based upon liabilities of the Contractor to third parties arising out of the performance of this contract; provided, that the claims are not known to the Contractor on the date of the execution of the release, and that the Contractor gives notice of the claims in writing to the Contracting Officer within 6 years following the release date or notice of final payment date, whichever is earlier; and

(C) Claims for reimbursement of costs, including reasonable incidental expenses, incurred by the Contractor under the patent clauses of this contract, excluding, however, any expenses arising from the Contractor's indemnification of the Government against patent liability.

(End of clause)

52.232-20 LIMITATION OF COST (APR 1984)

(a) The parties estimate that performance of this contract, exclusive of any fee, will not cost the Government more than (1) the estimated cost specified in the Schedule or, (2) if this is a cost-sharing contract, the Government's share of the estimated cost specified in the Schedule. The Contractor agrees to use its best efforts to perform the work specified in the Schedule and all obligations under this contract within the estimated cost, which, if this is a cost-sharing contract, includes both the Government's and the Contractor's share of the cost.

(b) The Contractor shall notify the Contracting Officer in writing whenever it has reason to believe that--

(1) The costs the Contractor expects to incur under this contract in the next 60 days, when added to all costs previously incurred, will exceed 75 percent of the estimated cost specified in the Schedule; or

(2) The total cost for the performance of this contract, exclusive of any fee, will be either greater or substantially less than had been previously estimated.

H9240824D0001

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(c) As part of the notification, the Contractor shall provide the Contracting Officer a revised estimate of the total cost of performing this contract.

(d) Except as required by other provisions of this contract, specifically citing and stated to be an exception to this clause--

(1) The Government is not obligated to reimburse the Contractor for costs incurred in excess of (i) the estimated cost specified in the Schedule or, (ii) if this is a cost-sharing contract, the estimated cost to the Government specified in the Schedule; and

(2) The Contractor is not obligated to continue performance under this contract (including actions under the Termination clause of this contract) or otherwise incur costs in excess of the estimated cost specified in the Schedule, until the Contracting Officer (i) notifies the Contractor in writing that the estimated cost has been increased and (ii) provides a revised estimated total cost of performing this contract. If this is a cost-sharing contract, the increase shall be allocated in accordance with the formula specified in the Schedule.

(e) No notice, communication, or representation in any form other than that specified in subparagraph (d)(2) above, or from any person other than the Contracting Officer, shall affect this contract's estimated cost to the Government. In the absence of the specified notice, the Government is not obligated to reimburse the Contractor for any costs in excess of the estimated cost or, if this is a cost-sharing contract, for any costs in excess of the estimated cost to the Government specified in the Schedule, whether those excess costs were incurred during the course of the contract or as a result of termination.

(f) If the estimated cost specified in the Schedule is increased, any costs the Contractor incurs before the increase that are in excess of the previously estimated cost shall be allowable to the same extent as if incurred afterward, unless the Contracting Officer issues a termination or other notice directing that the increase is solely to cover termination or other specified expenses.

(g) Change orders shall not be considered an authorization to exceed the estimated cost to the Government specified in the Schedule, unless they contain a statement increasing the estimated cost.

(h) If this contract is terminated or the estimated cost is not increased, the Government and the Contractor shall negotiate an equitable distribution of all property produced or purchased under the contract, based upon the share of costs incurred by each.

(End of clause)

52.232-22 LIMITATION OF FUNDS (APR 1984)

(a) The parties estimate that performance of this contract will not cost the Government more than (1) the estimated cost specified in the Schedule or, (2) if this is a cost-sharing contract, the Government's share of the estimated cost specified in the Schedule. The Contractor agrees to use its best efforts to perform the work specified in the Schedule and all obligations under this contract within the estimated cost, which, if this is a cost-sharing contract, includes both the Government's and the Contractor's share of the cost.

(b) The Schedule specifies the amount presently available for payment by the Government and allotted to this contract, the items covered, the Government's share of the cost if this is a cost-sharing contract, and the period of performance it is estimated the allotted amount will cover. The parties contemplate that the Government will allot additional funds incrementally to the contract up to the full estimated cost to the Government specified in the Schedule, exclusive of any fee. The Contractor agrees to perform, or have performed, work on the contract up to the point at which the total amount paid and payable by the Government under the contract approximates but does not exceed the total amount actually allotted by the Government to the contract.

H9240824D0001

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(c) The Contractor shall notify the Contracting Officer in writing whenever it has reason to believe that the costs it expects to incur under this contract in the next 60 days, when added to all costs previously incurred, will exceed 75 percent of (1) the total amount so far allotted to the contract by the Government or, (2) if this is a cost-sharing contract, the amount then allotted to the contract by the Government plus the Contractor's corresponding share. The notice shall state the estimated amount of additional funds required to continue performance for the period specified in the Schedule.

(d) Sixty days before the end of the period specified in the Schedule, the Contractor shall notify the Contracting Officer in writing of the estimated amount of additional funds, if any, required to continue timely performance under the contract or for any further period specified in the Schedule or otherwise agreed upon, and when the funds will be required.

(e) If, after notification, additional funds are not allotted by the end of the period specified in the Schedule or another agreed-upon date, upon the Contractor's written request the Contracting Officer will terminate this contract on that date in accordance with the provisions of the Termination clause of this contract. If the Contractor estimates that the funds available will allow it to continue to discharge its obligations beyond that date, it may specify a later date in its request, and the Contracting Officer may terminate this contract on that later date.

(f) Except as required by other provisions of this contract, specifically citing and stated to be an exception to this clause--

(1) The Government is not obligated to reimburse the Contractor for costs incurred in excess of the total amount allotted by the Government to this contract; and

(2) The Contractor is not obligated to continue performance under this contract (including actions under the Termination clause of this contract) or otherwise incur costs in excess of (i) the amount then allotted to the contract by the Government or, (ii) if this is a cost-sharing contract, the amount then allotted by the Government to the contract plus the Contractor's corresponding share, until the Contracting Officer notifies the Contractor in writing that the amount allotted by the Government has been increased and specifies an increased amount, which shall then constitute the total amount allotted by the Government to this contract.

(g) The estimated cost shall be increased to the extent that (1) the amount allotted by the Government or, (2) if this is a cost-sharing contract, the amount then allotted by the Government to the contract plus the Contractor's corresponding share, exceeds the estimated cost specified in the Schedule. If this is a cost-sharing contract, the increase shall be allocated in accordance with the formula specified in the Schedule.

(h) No notice, communication, or representation in any form other than that specified in subparagraph (f)(2) above, or from any person other than the Contracting Officer, shall affect the amount allotted by the Government to this contract. In the absence of the specified notice, the Government is not obligated to reimburse the Contractor for any costs in excess of the total amount allotted by the Government to this contract, whether incurred during the course of the contract or as a result of termination.

(i) When and to the extent that the amount allotted by the Government to the contract is increased, any costs the Contractor incurs before the increase that are in excess of (1) the amount previously allotted by the Government or, (2) if this is a cost-sharing contract, the amount previously allotted by the Government to the contract plus the Contractor's corresponding share, shall be allowable to the same extent as if incurred afterward, unless the Contracting Officer issues a termination or other notice and directs that the increase is solely to cover termination or other specified expenses.

(j) Change orders shall not be considered an authorization to exceed the amount allotted by the Government specified in the Schedule, unless they contain a statement increasing the amount allotted.

(k) Nothing in this clause shall affect the right of the Government to terminate this contract. If this contract is terminated, the Government and the Contractor shall negotiate an equitable distribution of all property produced or purchased under the contract, based upon the share of costs incurred by each.

(l) If the Government does not allot sufficient funds to allow completion of the work, the Contractor is entitled to a percentage of the fee specified in the Schedule equalling the percentage of completion of the work contemplated by this contract.

(End of clause)

H9240824D0001

H9240824F0010

Section J - List of Documents, Exhibits and Other Attachments

Exhibit/Attachment Table of Contents

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Attachment 1	Atch 1 TO2 SOW	8	19-JUL-2024

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE OF PAGES
T	1 | 5

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00001	27-Aug-2024		

6. ISSUED BY CODE H92408	7. ADMINISTERED BY (If other than item 6) CODE S2206A
HQ USSOCOM SOF AT&L-KF 7701 TAMPA POINT BLVD TAMPA FL 33621-5323	DCMA BOSTON BUILDING 1108 HANSCOM AFB MA 01731

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)		
MERLIN LABS INC AUSTIN PUGH 129 SOUTH ST STE 101 BOSTON MA 02111-2879		9A. AMENDMENT OF SOLICITATION NO.
		9B. DATED (SEE ITEM 11)
	X	10A. MOD. OF CONTRACT/ORDER NO. H9240824D0001
CODE 8BP30 FACILITY CODE	X	10B. DATED (SEE ITEM 13) 07-Jun-2024

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243-2 Alt V Changes - Cost Reimbursement (Aug 1987)
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number: watkinsc241659

The purpose of this bilateral modification is to:

1. Update the base IDIQ SOW and CDRLs
2. Add Travel CLIN 1005 to reflect the cost sharing option
3. Update the Product Service Code (PSC) from (1560) to (L017)
4. Add Program Code (S10)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
Austin Pugh		Capt Kasheka Codner TEL: EMAIL: kasheka.s.codner.mil@socom.mil	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
AuP (Signature of person authorized to sign)	Aug 26, 2024	BY CODNER.KASHEKA.STEPHANJE.1027175240 Digitally signed by CODNER.KASHEKA.STEPHANJE.1027175240 Date: 2024.08.27 21:05:23 -04'00' (Signature of Contracting Officer)	27 Aug 2024

EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

H9240824D0001

(watkinsc241659)

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION B - SUPPLIES OR SERVICES AND PRICES

Global Changes

CLIN 0001 -- CLIN 1012

The PSC code has changed from 1560 to L017.

The PROG code S10 has been added.

CLIN 0001

The manufacturer part number has changed from Null to Program Management Support.

CLIN 0002

The manufacturer part number has changed from Null to System Engineering Support.

CLIN 0003

The manufacturer part number has changed from Null to Airworthiness Certification.

CLIN 0004

The unit of issue has changed from Each to Unitless.

The manufacturer part number has changed from Null to Technical Data Package.

CLIN 0005

The manufacturer part number has changed from Null to Travel.

CLIN 0006

The manufacturer part number has changed from Null to Stage 1.

H9240824D0001

(watkinsc241659)

CLIN 0007

The manufacturer part number has changed from Null to Stage 2.

CLIN 0008

The manufacturer part number has changed from Null to Stage 3.

CLIN 0009

The manufacturer part number has changed from Null to Stage 4.

CLIN 0010

The manufacturer part number has changed from Null to Stage 5.

CLIN 0011

The manufacturer part number has changed from Null to Stage 6.

CLIN 0012

The manufacturer part number has changed from Null to Stage 7.

CLIN 0013

The unit of issue Unitless has been added.

The manufacturer part number has changed from Null to Contract Data Requirements List (CDRL).

CLIN 1006

The manufacturer part number has changed from Null to Stage 1.

CLIN 1007

The manufacturer part number has changed from Null to Stage 2.

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(watkinsc241659)

CLIN 1008

The manufacturer part number has changed from Null to Stage 3.

CLIN 1009

The manufacturer part number has changed from Null to Stage 4.

CLIN 1010

The manufacturer part number has changed from Null to Stage 5.

CLIN 1011

The manufacturer part number has changed from Null to Stage 6.

CLIN 1012

The manufacturer part number has changed from Null to Stage 7.

CLIN 1005 is added as follows:

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
1005		UNDEFINED	Each	UNDEFINED	$0.00
	Travel
	CS

Costs for transportation, lodging, meals, and incidental expenses in accrodance with FAR 31.205-46, Travel Costs. Fee is unallowable.

Costs are to be negotiated at the Task Order level. Additionally, multiple CLIN types are included for every stage of the IDIQ (CR or CS). Specific CLIN types (CPFF or CS) to be used will be negotiated at the Task Order level. FOB: Destination

MFR PART NR: Travel

PSC CD: L017

	MAX COST				$0.00
	SHARE RATIO

Docusign Envelope ID: 020F6356-3A02-44BD-8826-EB3D108F9413

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE	OF	PAGES
T	1		6

2. AMENDMENT/MODIFICATION NUMBER	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUISITION NUMBER	5. PROJECT NUMBER (*If applicable*)
P00002	06 Jun 2025	See Schedule	

6. ISSUED BY	CODE H92408	7. ADMINISTERED BY (*If other than Item 6*)	CODE S2206A
HQ USSOCOM SOF AT&L-KF, 7701 TAMPA POINT BOULEVARD TAMPA, FL 33621-5323 UNITED STATES CHRISTOPHER HUIZINGA, Contract Specialist, Email: CHRISTOPHER.L.HUIZINGA.CIV@SOCOM.MIL Telephone: 7036068472 Nicole Stevens, Contracting Officer, Email: nicole.l.stevens.mil@socom.mil Telephone: 8138267061		DCMA BOSTON BUILDING 1108 HANSCOM AFB, MA 01731 UNITED STATES SCD: PAS:	

8. NAME AND ADDRESS OF CONTRACTOR (*Number, street, county, State and ZIP Code*)

MERLIN LABS INC
STE 101, 129 SOUTH ST
BOSTON, MA 02111-2879
UNITED STATES
John Healy, Telephone: (401)330-7612

CODE 8BP30 | FACILITY CODE

(X)	
☐	9A. AMENDMENT OF SOLICITATION NUMBER
	9B. DATED (*SEE ITEM 11*)
☒	10A. MODIFICATION OF CONTRACT/ORDER NUMBER: H9240824D0001/H9240824F0010
	10B. DATED (*SEE ITEM 13*): 31 Jul 2024

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (*If required*)

See Section G - Contract Administration Data

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	
☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (*Specify authority*) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NUMBER IN ITEM 10A. 52.243-2(Alt II) Changes-Cost-Reimbursement and 52.245-1 Government Property
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (*such as changes in paying office, appropriation data, etc.*) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☐	D. OTHER (*Specify type of modification and authority*)

E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (*Organized by UCF section headings, including solicitation/contract subject matter where feasible.*)

The purpose of this bilateral modification is to award the negotiated in scope effort resulting from KTR proposal received 04 April 2025 and to establish a new CPFF Engineering Support CLIN within the scope of the Automated Crew and Workload (ACW) Indefinite Delivery/Indefinite Quantity (IDIQ) contract (H9240824D0001).

GFP is added to the contract and attached at Section J

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (*Type or print*)		16A. NAME AND TITLE OF CONTRACTING OFFICER (*Type or print*)	
Soo Cho COO		Nicole L. Stevens, Lt Col, USAF	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
Signed by: Soo Cho 40DA628AA9AE4B9... (Signature of person authorized to sign)	6/6/2025	(Signature of Contracting Officer)	6 June 2025

Previous edition unusable

STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

H9240824F0010P00002

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

Section A - Solicitation/Contract Form

The following changes have been made:

INFORMATION	FROM	TO
Header only - Purchase Requisition Number	F2VUB04205A001	See Schedule

Miscellaneous text in this section has been modified to:

Solicitation/Contract Form

Introduction

The purpose of this task order is for the Contractor to develop the initial design elements (PDR and CDR) for a potential integration and demonstration of an operationally relevant software and hardware system that is capable of reducing crew workload on a C-130J.

This contract incorporates the contractors proposal dated 22 May 2024. In the event that the negotiated agreement executed in the task order differs from the proposal the negotiated agreement supersedes the contractors proposal.

P00002 incorporates the contractor’s proposal dated 04 Apr25. In the event that the negotiated agreement executed in the task order differs from the proposal the negotiated agreement supersedes the contractor’s proposal.

Section B - Supplies or Services & Prices or Costs

As a result of this modification, the total amount was increased by USD 9,218,813.32 from USD 13,084,375.53 to USD 22,303,188.85.

The following CLIN(s) / SLIN(s) / ELIN(s) were added:

Item	Supplies / Services	Quantity	Unit	Unit Price	Amount
0001	The Contractor shall support normal programmatic activities to include, Working Group Meetings but not limited to, Technical Interchange Meetings (TIMs), Program Management Reviews (PMRs), Schedule Baseline Review (SBR), Design Reviews (PDR and CDR), In-Process Reviews (IPRs), and Test Readiness Review (TRR). SOW Reference Paragragh 4.1. FOB: Destination PSC CD: 1560	1	Lot	Estimated	Estimated Cost USD [***] Fixed Fee USD[***] Estimated Cost + Fixed Fee USD [***]
	Internal Number: 0001 Product Service Code: 1560 Pricing Arrangement: Cost Plus Fixed Fee

H9240824F0010P00002

Item	Supplies / Services	Quantity	Unit	Unit Price	Amount

000101	Funding Info Only Funding Info for CLIN 0001 ACRN: AB PR Number: F2VUB05139A001 PR Line Item Number: 0001 CIN: 00000000000011348103				Funded Amount USD [***]

Item	Supplies / Services	Quantity	Unit	Unit Price	Amount
0002	The Contractor shall design integration for the ACW system for various SOF aircraft mission design series, as specified at the TO level. Contractor shall fabricate, integrate, test, and evaluate the system. SOW Reference Paragraph 4.8. Internal Number: 0002 Product Service Code: 1560 Pricing Arrangement: Cost Plus Fixed Fee	1	Lot	Estimated	Estimated Cost USD [***] Fixed Fee USD [***] Estimated Cost + Fixed Fee USD [***]

Item	Supplies / Services	Quantity	Unit	Unit Price	Amount
000201	Funding Info Only Funding Info for CLIN 0002 ACRN: AB PR Number: F2VUB05139A001 PR Line Item Number: 0002 CIN: 00000000000011348104				Funded Amount USD [***]

Item	Supplies / Services	Quantity	Unit	Unit Price	Amount
000502

Funding Info Only Funding Info for
CLIN 0005

CLIN 0005 is $601,477.48.

$424,515.83 represents the Government’s share associated with this CLIN thereby fully funding the contract.

ACRN: AB

PR Number: F2VUB05139A001

PR Line Item Number: 0003

CIN: 00000000000011348105

Funded Amount USD [***]

H9240824F0010P00002

The following CLIN(s) / SLIN(s) / ELIN(s) were modified:

0005

INFORMATION	FROM	TO	CHANGED BY
Quantity	1	1
Amount	USD [***]	USD [***]	USD +[***]
Estimated Cost	USD [***]	USD [***]	USD +[***]

Section C - Description/Specifications/Statement of Work

The Requirements text has been modified to:

C-130J Aircrew Workload

Section E - Inspection and Acceptance

The inspection and acceptance locations for the following CLIN(s) / SLIN(s) / ELIN(s) were added:

0001

Inspection and Acceptance Location - DoDAAC: F2VUB1

INFORMATION	VALUE
Action	Both
Location	Destination
Acceptance Location	F2VUB1 F2VUB1 SOCOM SOF ATL FW AISR AF NO MILSBILLS PROC CP 8138262947, 7701 TAMPA POINT BLVD TAMPA, FL 33621-5323 UNITED STATES
Instructions	See Statement of Work (SOW) or Performance Work Statement (PWS) for Acceptance/inspection criteria.

0002

Inspection and Acceptance Location - DoDAAC: F2VUB1

INFORMATION	VALUE
Action	Both
Location	Destination
Acceptance Location	F2VUB1 F2VUB1 SOCOM SOF ATL FW AISR AF NO MILSBILLS PROC CP 8138262947, 7701 TAMPA POINT BLVD TAMPA, FL 33621-5323 UNITED STATES
Instructions	See Statement of Work (SOW) or Performance Work Statement (PWS) for Acceptance/inspection criteria.

Section F - Deliveries or Performance

The delivery information for the following CLIN(s) / SLIN(s) / ELIN(s) were added:

1007

Ship To - DoDAAC: F2VUB0

INFORMATION	VALUE
Address	Ship To F2VUB0 F2VUB0 HQ USSOCOM SOF AT L FW AF NO MILSBILLS PROC CP 8138262947, 7701 TAMPA POINT BLVD TAMPA, FL 33621-5323 UNITED STATES
Delivery	Delivery On Or Before 31 Jan 2026.

H9240824F0010P00002

0001

INFORMATION	VALUE
FoB Point	Destination
Payment Method	Contractor

Ship To - DoDAAC: F2VUB0

INFORMATION	VALUE
Address	Ship To F2VUB0 F2VUB0 HQ USSOCOM SOF AT L FW AF NO MILSBILLS PROC CP 8138262947, 7701 TAMPA POINT BLVD TAMPA, FL 33621-5323 UNITED STATES
Delivery	Delivery On Or Before 31 Jan 2026.

0002

INFORMATION	VALUE
FoB Point	Destination
Payment Method	Contractor

Ship To - DoDAAC: F2VUB0

INFORMATION	VALUE
Address	Ship To F2VUB0 F2VUB0 HQ USSOCOM SOF AT L FW AF NO MILSBILLS PROC CP 8138262947, 7701 TAMPA POINT BLVD TAMPA, FL 33621-5323 UNITED STATES
Delivery	Delivery On Or Before 31 Jan 2026.

Section G - Contract Administration Data

As a result of this modification, the total obligated amount was increased by USD 9,218,813.32 from USD 6,736,965.00 to USD 15,955,778.32.

The following ACRNs were added or modified:

As a result of this modification, ACRN AB was added, obligating USD 9,218,813.32.

ACRN	LOA				Total Amount Changed
AB	^^^097^2024^2025^^0400^000^^251^D^1160402BBB000000^^^^^5600^57008711^387700^52SW^^256 V3A^^2512111^^^				USD +[***]
	Line Item	PR/MIPR - PR Line Item#	CIN	Amount
	INFOSLIN 000101	F2VUB05139A001 - 0001	00000000000011348103	USD +[***]
	INFOSLIN 000201	F2VUB05139A001 - 0002	00000000000011348104	USD +[***]
	INFOSLIN 000502	F2VUB05139A001 - 0003	00000000000011348105	USD +[***]

Section J - List of Attachments

The following attachments were added:

Attachment 4 GFP List

H9240824D0001

(watkinsc241659)

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for CLIN 1005:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	Government	Destination	Government

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule for CLIN 1005 has been added:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC / CAGE
POP 07-JUN-2024 TO	N/A	N/A
06-JUN-2029		FOB: Destination

SECTION J - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

The Table of Contents has changed from:

Exhibit/Attachment Table of Contents

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Attachment 1	Atch 1 SOW	15	30-MAY-2024
Attachment 2	Exhibit A CDRLS	103	05-JUN-2024

to:

Exhibit/Attachment Table of Contents

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Attachment 1	Atch 1 ACW IDIQ SOW	14	20-AUG-2024
Attachment 2	Exhibit A CDRLs	115	20-AUG-2024

(End of Summary of Changes)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE	OF PAGES
U	1	27

2. AMENDMENT/MODIFICATION NUMBER	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUISITION NUMBER	5. PROJECT NUMBER *(If applicable)*
P00002	25 Sep 2025		

6. ISSUED BY CODE H92408

HQ USSOCOM
SOF AT&L-KF, 7701 TAMPA POINT BOULEVARD
TAMPA, FL 33621-5323
UNITED STATES
Erika Chwalik, Contracting Officer, Email: erika.n.chwalik.civ@socom.mil Telephone: 7578102382
Tornita Ezirike, Contract Specialist, Email: tornita.r.ezirike.ctr@socom.mil Telephone: 8138263400

7. ADMINISTERED BY *(If other than Item 6)* CODE S2206A

DCMA NORTHEAST
BUILDING 1108, HANSCOM AFB MA 01731
HANSCOM AFB, MA 01731
UNITED STATES
SCD: C PAS:

8. NAME AND ADDRESS OF CONTRACTOR *(Number, street, county, State and ZIP Code)*

MERLIN LABS INC
129 SOUTH ST STE 101
BOSTON, MA 02111-2879
UNITED STATES
John Healy, Email: john.healy@merlinlabs.com Telephone: 401-330-7612

CODE 8BP30 FACILITY CODE

(X)	
☐	9A. AMENDMENT OF SOLICITATION NUMBER
	9B. DATED *(SEE ITEM 11)*
☒	10A. MODIFICATION OF CONTRACT/ORDER NUMBER: H9240824D0001
	10B. DATED *(SEE ITEM 13)*: 07 Jun 2024

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*

See Section G - Contract Administration Data

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NUMBER IN ITEM 10A.
☒	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation data, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☐	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor ☒ is not ☐ is required to sign this document and return __________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (*Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

See Schedule

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*	16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)*
	ERIKA CHWALIK

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
(Signature of person authorized to sign)		*(Signature of Contracting Officer)*	25 Sep 2025

Previous edition unusable

STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

H9240824D0001P00002

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

Block 14 (Description of Amendment/Modification): The Purpose of this modification is to:

1) Remove the following FAR Clauses in accordance with Class Deviation 2025-O0003 (EO 14173, Ending Illegal Discrimination and Restoring Merit-Based Opportunity, and EO 14168, Defending Women from Gender Ideology Extremism and Restoring Biological Truth to the Federal Government), as implemented in FAR subpart 22.8:

a. 52.222-21, Prohibition of Segregated Facilities.

b. 52.222-26, Equal Opportunity.

2) Remove DFARS Clauses (now incorporated into DFARS Clause 252.245-7005 Management and Reporting of Government Property):

a. 252.245-7001 Tagging, Labeling, and Marking of Government-Furnished Property

b. 252.245-7004 Reporting, Reutilization, and Disposal (DEVIATION 2022-O0006)

3) Remove FAR Clause 52.252-1 Solicitation Provisions Incorporated By Reference; not applicable.

4) Other administrative fixes due to ECMW contract writing system migration, POC changes, and updates.

All other conditions and terms remain the same.

Section A - Solicitation/Contract Form

The following changes have been made:

INFORMATION	FROM	TO
Contractor POC	Name : AUSTIN PUGH Telephone : 6172269968	Name : John Healy Email : john.healy@merlinlabs.com Telephone : 401-330-7612
Paying Office	HQ0338 DFAS COLUMBUS CENTER SOUTH ENTITLEMENT OPERATIONS P.O. BOX 182317 COLUMBUS, OH 43218-2317 UNITED STATES	HQ0338 DFAS - COLUMBUS CENTER SOUTH ENTITLEMENT OPERATIONS, P O BOX 182317 COLUMBUS, OH 43218-2317 UNITED STATES
Contract Administrative Office	S2206A DCMA BOSTON BUILDING 1108 HANSCOM AFB, MA 01731 UNITED STATES	S2206A DCMA NORTHEAST BUILDING 1108, HANSCOM AFB MA 01731 HANSCOM AFB, MA 01731 UNITED STATES

Miscellaneous text in this section has been modified to:

MINIMUM/MAXIMUM

An Indefinite Delivery Indefinite Quantity (IDIQ) contract for the Automated Crew and Workload with a five-year base ordering period. The Government may issue Delivery/Task Orders (DO/TO) on both a Cost Reimbursable (CR) and Firm Fixed Price (FFP) basis. The minimum contract value is $7,500.00. There are NO orders guaranteed above the stated minimum.

Contract Minimum. The contract minimum amount is $7,500.00.

Contract Maximum. The maximum (total) dollar value of the program is $105,000,000.00.

Dollar Values have been included for each basic contract CLIN for purposes of the Government procurement systems ONLY. There are no minimum or maximum dollar values established at the CLIN level for this contract.

Section C - Description/Specifications/Statement of Work

The Requirements text has been modified to:

Admin Mod to delete clauses directed by EO, and other typographical errors.

H9240824D0001P00002

Section F - Deliveries or Performance

Miscellaneous text in this section has been modified to:

F1. ORDERING PERIOD: The basic IDIQ contract ordering period is available for 5 years and applicable to CLINs 0001 through 0013. Each individual order placed against this IDIQ will specify the period of performance or delivery date, as applicable.

F2. CONTRACT DELIVERIES: Specific delivery schedules, quantities, and further shipping detail will be defined in each applicable order.

Section G - Contract Administration Data

Additional Information/Notes

The following clauses were modified:

252.232-7006Wide Area WorkFlow Payment InstructionsJan 2023 hereby reads as follows:

hereby reads as follows:

(a) Definitions. As used in this clause:

“Department of Defense Activity Address Code (DoDAAC)” is a six position code that uniquely identifies a unit, activity, or organization.

“Document type” means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).

“Local processing office (LPO)” is the office responsible for payment certification when payment certification is done external to the entitlement system.

“Payment request” and “receiving report” are defined in the clause at 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(b) Electronic invoicing. The WAWF system provides the method to electronically process vendor payment requests and receiving reports, as authorized by Defense Federal Acquisition Regulation Supplement (DFARS) 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(c) WAWF access. To access WAWF, the Contractor shall:

(1) Have a designated electronic business point of contact in the System for Award Management at https://www.sam.gov; and

(2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this web site.

(d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the “Web Based Training” link on the WAWF home page at https://wawf.eb.mil/.

(e) WAWF methods of document submission. Document submissions may be via web entry, Electronic Data Interchange, or File Transfer Protocol.

(f) WAWF payment instructions. The Contractor shall use the following information when submitting payment requests and receiving reports in WAWF for this contract or task or delivery order:

(1) Document type. The Contractor shall submit payment requests using the following document type(s):

(i) For cost-type line items, including labor-hour or time-and-materials, submit a cost voucher.

(ii) For fixed price line items:

(A) That require shipment of a deliverable, submit the invoice and receiving report specified by the Contracting Officer.

H9240824D0001P00002

DFARS 252.232-7006 will be incorporated into each TO/DO with appropriate, DO/TO specific information completed.

(B) For services that do not require shipment of a deliverable, submit either the Invoice 2in1, which meets the requirements for the invoice and receiving report, or the applicable invoice and receiving report, as specified by the Contracting Officer.

DFARS 252.232-7006 will be incorporated into each TO/DO with appropriate, DO/TO specific information completed.

(iii) For customary progress payments based on costs incurred, submit a progress payment request.

(iv) For performance based payments, submit a performance based payment request.

(v) For commercial financing, submit a commercial financing request.

(2) Fast Pay requests are only permitted when Federal Acquisition Regulation (FAR) 52.213-1 is included in the contract.

[Note: The Contractor may use a WAWF “combo” document type to create some combinations of invoice and receiving report in one step.]

(3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.

DFARS 252.232-7006 will be incorporated into each TO/DO with appropriate, DO/TO specific information completed.

Routing Data Table*

Field Name in WAWF	Data to be entered in WAWF
Pay Official DoDAAC	HQ0338
Issue By DoDAAC	H92408
Admin DoDAAC**	H92408
Inspect By DoDAAC	F2VUB1
Ship To Code	F2VUB1
Ship From Code	N/A
Mark For Code	N/A
Service Approver (DoDAAC)	F2VUB1
Service Acceptor (DoDAAC)	F2VUB1
Accept at Other DoDAAC	N/A
LPO DoDAAC	N/A
DCAA Auditor DoDAAC	N/A
Other DoDAAC(s)	N/A

(4) Payment request. The Contractor shall ensure a payment request includes documentation appropriate to the type of payment request in accordance with the payment clause, contract financing clause, or Federal Acquisition Regulation 52.216-7, Allowable Cost and Payment, as applicable.

(5) Receiving report. The Contractor shall ensure a receiving report meets the requirements of DFARS Appendix F.

H9240824D0001P00002

(g) WAWF point of contact.

(1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity’s WAWF point of contact.

Erika N. Chwalik: erika.n.chwalik.civ@socom.mil

(2) Contact the WAWF helpdesk at 866-618-5988, if assistance is needed.

(End of clause)

5652.216-9000 Fixed Fee Information (2003) Sep 2003 hereby reads as follows:

hereby reads as follows:

Subject to the requirements of FAR 52.216-8 and all other withholding requirements of this contract, the fixed fee stated in Section B shall be paid to the contractor at the same percentage rate as the percentage of incurred and allowable costs proportionate to the total estimated cost.

(end of clause)

5652.228-9000 Required Insurance (2015) Dec 2015 hereby reads as follows:

hereby reads as follows:

The kinds and minimum amounts of insurance required in accordance with 52.228-5 “Insurance-Work on a Government Installation” are as follows:

TYPE	AMOUNT
Automobile Bodily Injury Liability	$200,000 per person/ $500,000 per occurrence (EXAMPLE)
Property Damage Liability	$20,000 per occurrence (EXAMPLE)
Workers Compensation & Occupational Disease	As required by federal and State Statutes
Employer’s Liability	$100,000(EXAMPLE)

(end of clause)

Section H - Special Contract Requirements

Additional Information/Notes

The following clauses were modified:

5652.204-9003 Disclosure of Unclassified Information (2023) Section HJul 2023 hereby reads as follows:

hereby reads as follows:

As prescribed in 5604.403(b), insert the following clause,

(a) The protection of sensitive but unclassified data reflecting Special Operations technologies, personnel, plans, and business associations requires due diligence on the part of those in possession of such information. The application of appropriate security measures to ensure the safekeeping of USSOCOM and company proprietary data, intellectual property, and personnel data is the responsibility of all parties who have access to such information. On September 21, 2001, the Department of Defense designated Headquarters US Special Operations Command (USSOCOM) a sensitive unit, as defined by Title 10 United States Code (USC) Section 130b (10 USC 130b).A See DoD Manual 5400.07, Freedom of Information Act Program, dated 25 January 2017 paragraph 5.2 c. (2)(a), In keeping with this designation, unclassified information related to USSOCOM military technology acquisitions managed by USSOCOM or any of its component commands, will be designated Controlled Unclassified Information (CUI). As such, the contractor hereby unequivocally agrees that it shall not release to anyone outside the Contractor’s organization any unclassified information, regardless of medium (e.g., film, tape, document, contractor’s external website, newspaper, magazine, journal, corporate annual report, email, text, conversation, social media, etc.), pertaining to any part of this contract or any program related to this contract, unless the Contracting Officer has given prior written approval. Furthermore, any release of information which associates USSOCOM, Special Operation Forces (SOF), or any component command with an acquisition program, contractor, or this contract is prohibited unless specifically authorized by the Contracting Officer.

H9240824D0001P00002

(b) That contractor shall submit a written request for approval and shall identify the specific information to be released, the medium to be used, and the purpose for the release. The contractor shall submit the request to the Contracting Officer at least 60 days before the proposed date for release for approval. No release of any restricted information shall be made without specific written authorization by the Contracting Officer.

The Contractor shall include a similar requirement to this clause in each subcontract under this contract to affect this requirement at each level of subcontracting. Subcontractors shall submit request for authorization to release through the prime contractor to the Contracting Officer.

(c) The Contractor further understands that Title 18 USC Section 701 specifically prohibits the use of the USSOCOM emblem or logo in any manner or medium (e.g., corporate website, marketing brochure, newspaper, magazine, etc.) unless authorized in writing by the Contracting Officer. A written request for use of the USSOCOM emblem or logo shall be submitted to Contracting Officer at least 60 days before proposed use. Forward any request to use the USSOCOM emblem or logo through the Contracting Officer.

(end of clause)

5652.216-9004 Procedures for Issuing Task/Delivery Orders under Single Award, Indefinite Delivery-Indefinite Quantity Contracts (2003) May 2005 hereby reads as follows:

hereby reads as follows:

(a) Soliciting Task/Delivery Order Proposals: When the Government has a requirement for services/supplies to be performed/delivered under this contract, the Contracting Officer will issue a request for task/delivery order proposal either in writing/by telephone/ electronic transmission. Each request will include, but not necessarily be limited to, the following:

1) Request for proposal number and/or title;

2) Contract Number;

3) Statement of Work;

4) Instructions to Offerors;

5) Items to be delivered and delivery schedule/performance period; and

6) A listing of Government furnished property to be provided to the Contractor, if required.

(b) Urgent Requirements: In the event of an urgent requirement, the Contractor shall provide a written proposal within the timeframe specified by the Contracting Officer in the specified format.

(c) Submission of Proposals: The Contractor’s proposal must comply with the Instructions to Offerors included in the request for task order proposal. The Contractor shall have no more than enter appropriate number of days to submit their proposals, unless:

1) A longer timeframe is specified in the request for task order proposal, or

2) It is an urgent requirement.

H9240824D0001P00002

Section I - Contract Clauses

Additional Information/Notes

The following clauses were modified:

52.204-24 Representation Regarding Certain Telecommunications and Video Surveillance Services or Equipment Nov 2021 hereby reads as follows:

hereby reads as follows:

The Offeror shall not complete the representation at paragraph (d)(1) of this provision if the Offeror has represented that it “does not provide covered telecommunications equipment or services as a part of its offered products or services to the Government in the performance of any contract, subcontract, or other contractual instrument” in paragraph (c)(1) in the provision at 52.204-26, Covered Telecommunications Equipment or Services-- Representation, or in paragraph (v)(2)(i) of the provision at 52.212-3, Offeror Representations and Certifications-Commercial Products and Commercial Services. The Offeror shall not complete the representation in paragraph (d)(2) of this provision if the Offeror has represented that it “does not use covered telecommunications equipment or services, or any equipment, system, or service that uses covered telecommunications equipment or services” in paragraph (c)(2) of the provision at 52.204-26, or in paragraph (v)(2)(ii) of the provision at 52.212-3.

(a) Definitions. As used in this provision-

Backhaul, covered telecommunications equipment or services, critical technology, interconnection arrangements, reasonable inquiry, roaming, and substantial or essential component have the meanings provided in the clause 52.204-25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment.

(b) Prohibition.

(1) Section 889(a)(1)(A) of the John S. McCain National Defense Authorization Act for Fiscal Year 2019 (Pub. L. 115-232) prohibits the head of an executive agency on or after August 13, 2019, from procuring or obtaining, or extending or renewing a contract to procure or obtain, any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system. Nothing in the prohibition shall be construed to--

(i) Prohibit the head of an executive agency from procuring with an entity to provide a service that connects to the facilities of a third-party, such as backhaul, roaming, or interconnection arrangements; or

(ii) Cover telecommunications equipment that cannot route or redirect user data traffic or cannot permit visibility into any user data or packets that such equipment transmits or otherwise handles.

(2) Section 889(a)(1)(B) of the John S. McCain National Defense Authorization Act for Fiscal Year 2019 (Pub. L. 115-232) prohibits the head of an executive agency on or after August 13, 2020, from entering into a contract or extending or renewing a contract with an entity that uses any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system. This prohibition applies to the use of covered telecommunications equipment or services, regardless of whether that use is in performance of work under a Federal contract. Nothing in the prohibition shall be construed to--

(i) Prohibit the head of an executive agency from procuring with an entity to provide a service that connects to the facilities of a third-party, such as backhaul, roaming, or interconnection arrangements; or

(ii) Cover telecommunications equipment that cannot route or redirect user data traffic or cannot permit visibility into any user data or packets that such equipment transmits or otherwise handles.

(c) Procedures. The Offeror shall review the list of excluded parties in the System for Award Management (SAM) (https://www.sam.gov) for entities excluded from receiving federal awards for “covered telecommunications equipment or services.”

(d) Representations. The Offeror represents that--

H9240824D0001P00002

(1) It [         ] will, [         ] will not provide covered telecommunications equipment or services to the Government in the performance of any contract, subcontract or other contractual instrument resulting from this solicitation. The Offeror shall provide the additional disclosure information required at paragraph (e)(1) of this section if the Offeror responds “will” in paragraph (d)(1) of this section; and

(2) After conducting a reasonable inquiry, for purposes of this representation, the Offeror represents that--

It [         ] does, [         ] does not use covered telecommunications equipment or services, or use any equipment, system, or service that uses covered telecommunications equipment or services. The Offeror shall provide the additional disclosure information required at paragraph (e)(2) of this section if the Offeror responds “does” in paragraph (d)(2) of this section.

(e) Disclosures.

(1) Disclosure for the representation in paragraph (d)(1) of this provision. If the Offeror has responded “will” in the representation in paragraph (d)(1) of this provision, the Offeror shall provide the following information as part of the offer:

(i) For covered equipment--

(A) The entity that produced the covered telecommunications equipment (include entity name, unique entity identifier, CAGE code, and whether the entity was the original equipment manufacturer (OEM) or a distributor, if known);

(B) A description of all covered telecommunications equipment offered (include brand; model number, such as OEM number, manufacturer part number, or wholesaler number; and item description, as applicable); and

(C) Explanation of the proposed use of covered telecommunications equipment and any factors relevant to determining if such use would be permissible under the prohibition in paragraph (b)(1) of this provision.

(ii) For covered services--

(A) If the service is related to item maintenance: A description of all covered telecommunications services offered (include on the item being maintained: Brand; model number, such as OEM number, manufacturer part number, or wholesaler number; and item description, as applicable); or

(B) If not associated with maintenance, the Product Service Code (PSC) of the service being provided; and explanation of the proposed use of covered telecommunications services and any factors relevant to determining if such use would be permissible under the prohibition in paragraph (b)(1) of this provision.

(2) Disclosure for the representation in paragraph (d)(2) of this provision. If the Offeror has responded “does” in the representation in paragraph (d)(2) of this provision, the Offeror shall provide the following information as part of the offer:

(i) For covered equipment--

(A) The entity that produced the covered telecommunications equipment (include entity name, unique entity identifier, CAGE code, and whether the entity was the OEM or a distributor, if known);

(B) A description of all covered telecommunications equipment offered (include brand; model number, such as OEM number, manufacturer part number, or wholesaler number; and item description, as applicable); and

(C) Explanation of the proposed use of covered telecommunications equipment and any factors relevant to determining if such use would be permissible under the prohibition in paragraph (b)(2) of this provision.

(ii) For covered services--

(A) If the service is related to item maintenance: A description of all covered telecommunications services offered (include on the item being maintained: Brand; model number, such as OEM number, manufacturer part number, or wholesaler number; and item description, as applicable); or

(B) If not associated with maintenance, the PSC of the service being provided; and explanation of the proposed use of covered telecommunications services and any factors relevant to determining if such use would be permissible under the prohibition in paragraph (b)(2) of this provision.

(End of provision)

H9240824D0001P00002

52.204-26 Covered Telecommunications Equipment or Services--Representation Oct 2020 hereby reads as follows:

hereby reads as follows:

(a) Definitions. As used in this provision, “covered telecommunications equipment or services” and “reasonable inquiry” have the meaning provided in the clause 52.204-25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment.

(b) Procedures. The Offeror shall review the list of excluded parties in the System for Award Management (SAM) (https://www.sam.gov) for entities excluded from receiving federal awards for “covered telecommunications equipment or services”.

(c) Representations.

(1) The Offeror represents that it [         ] does, [         ] does not provide covered telecommunications equipment or services as a part of its offered products or services to the Government in the performance of any contract, subcontract, or other contractual instrument.

(2) After conducting a reasonable inquiry for purposes of this representation, the offeror represents that it [         ] does, [        ] does not use covered telecommunications equipment or services, or any equipment, system, or service that uses covered telecommunications equipment or services.

(End of provision)

52.209-11 Representation by Corporations Regarding Delinquent Tax Liability or a Felony Conviction under any Federal Law Feb 2016 hereby reads as follows:

hereby reads as follows:

(a) As required by sections 744 and 745 of Division E of the Consolidated and Further Continuing Appropriations Act, 2015 (Pub. L. 113-235), and similar provisions, if contained in subsequent appropriations acts, the Government will not enter into a contract with any corporation that--

(1) Has any unpaid Federal tax liability that has been assessed, for which all judicial and administrative remedies have been exhausted or have lapsed, and that is not being paid in a timely manner pursuant to an agreement with the authority responsible for collecting the tax liability, where the awarding agency is aware of the unpaid tax liability, unless an agency has considered suspension or debarment of the corporation and made a determination that suspension or debarment is not necessary to protect the interests of the Government; or

(2) Was convicted of a felony criminal violation under any Federal law within the preceding 24 months, where the awarding agency is aware of the conviction, unless an agency has considered suspension or debarment of the corporation and made a determination that this action is not necessary to protect the interests of the Government.

(b) The Offeror represents that--

(1) It is [ _________ ] is not [ _________ ] a corporation that has any unpaid Federal tax liability that has been assessed, for which all judicial and administrative remedies have been exhausted or have lapsed, and that is not being paid in a timely manner pursuant to an agreement with the authority responsible for collecting the tax liability; and

(2) It is [ _________ ] is not [ _________ ] a corporation that was convicted of a felony criminal violation under a Federal law within the preceding 24 months.

(End of provision)

52.215-21 Requirements for Certified Cost or Pricing Data and Data Other Than Certified Cost or Pricing Data -- Modifications Nov 2021 hereby reads as follows:

hereby reads as follows:

(a) Exceptions from certified cost or pricing data.

(1) In lieu of submitting certified cost or pricing data for modifications under this contract, for price adjustments expected to exceed the threshold set forth in Federal Acquisition Regulation (FAR) 15.403-4(a)(1) on the date of the agreement on price or the date of the award, whichever is later, the Contractor may submit a written request for exception by submitting the information described in paragraphs (a)(1)(i) and (ii) of this clause. If the threshold for submission of certified cost or pricing data specified in FAR 15.403-4(a)(1) is adjusted for inflation as set forth in FAR 1.109(a), then pursuant to FAR 1.109(d) the changed threshold applies throughout the remaining term of the contract, unless there is a subsequent threshold adjustment. The Contracting Officer may require additional supporting information, but only to the extent necessary to determine whether an exception should be granted, and whether the price is fair and reasonable--

H9240824D0001P00002

(i) Identification of the law or regulation establishing the price offered. If the price is controlled under law by periodic rulings, reviews, or similar actions of a governmental body, attach a copy of the controlling document, unless it was previously submitted to the contracting office.

(ii) Information on modifications of contracts or subcontracts for commercial products or commercial services.

(A) If--

(1) The original contract or subcontract was granted an exception from certified cost or pricing data requirements because the price agreed upon was based on adequate price competition or prices set by law or regulation, or was a contract or subcontract for the acquisition of a commercial product or commercial service; and

(2) The modification (to the contract or subcontract) is not exempted based on one of these exceptions, then the Contractor may provide information to establish that the modification would not change the contract or subcontract from a contract or subcontract for the acquisition of a commercial product or commercial service, to a contract or subcontract for the acquisition of other than a commercial product or commercial service.

(B) For a commercial product and commercial service exception, the Contractor shall provide, at a minimum, information on prices at which the same item or similar items have previously been sold that is adequate for evaluating the reasonableness of the price of the modification. Such information may include--

(1) For catalog items, a copy of or identification of the catalog and its date, or the appropriate pages for the offered items, or a statement that the catalog is on file in the buying office to which the proposal is being submitted. Provide a copy or describe current discount policies and price lists (published or unpublished), e.g., wholesale, original equipment manufacturer, or reseller. Also explain the basis of each offered price and its relationship to the established catalog price, including how the proposed price relates to the price of recent sales in quantities similar to the proposed quantities.

(2) For market-priced items, the source and date or period of the market quotation or other basis for market price, the base amount, and applicable discounts. In addition, describe the nature of the market.

(3) For items included on an active Federal Supply Service Multiple Award Schedule contract, proof that an exception has been granted for the schedule item.

(2) The Contractor grants the Contracting Officer or an authorized representative the right to examine, at any time before award, books, records, documents, or other directly pertinent records to verify any request for an exception under this clause, and the reasonableness of price. For items priced using catalog or market prices, or law or regulation, access does not extend to cost or profit information or other data relevant solely to the Contractor’s determination of the prices to be offered in the catalog or marketplace.

(b) Requirements for certified cost or pricing data. If the Contractor is not granted an exception from the requirement to submit certified cost or pricing data, the following applies:

(1) The Contractor shall submit certified cost or pricing data, data other than certified cost or pricing data, and supporting attachments in accordance with the instructions contained in Table 15-2 of FAR 15.408, which is incorporated by reference with the same force and effect as though it were inserted here in full text. The instructions in Table 15-2 are incorporated as a mandatory format to be used in this contract, unless the Contracting Officer and the Contractor agree to a different format and change this clause to use Alternate I.

As soon as practicable after agreement on price, but before award (except for unpriced actions), the Contractor shall submit a Certificate of Current Cost or Pricing Data, as prescribed by FAR 15.406-2.

(End of clause)

52.216-7 Allowable Cost And Payment Aug 2018 hereby reads as follows:

hereby reads as follows:

(a) Invoicing.

(1) The Government will make payments to the Contractor when requested as work progresses, but (except for small business concerns) not more often than once every 2 weeks, in amounts determined to be allowable by the Contracting Officer in accordance with Federal Acquisition Regulation (FAR) subpart 31.2 in effect on the date of this contract and the terms of this contract. The Contractor may submit to an authorized representative of the Contracting Officer, in such form and reasonable detail as the representative may require, an invoice or voucher supported by a statement of the claimed allowable cost for performing this contract.

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(2) Contract financing payments are not subject to the interest penalty provisions of the Prompt Payment Act. Interim payments made prior to the final payment under the contract are contract financing payments, except interim payments if this contract contains Alternate I to the clause at 52.232-25.

(3) The designated payment office will make interim payments for contract financing on the 30th day after the designated billing office receives a proper payment request.

In the event that the Government requires an audit or other review of a specific payment request to ensure compliance with the terms and conditions of the contract, the designated payment office is not compelled to make payment by the specified due date.

(b) Reimbursing costs. (1) For the purpose of reimbursing allowable costs (except as provided in subparagraph (b)(2) of the clause, with respect to pension, deferred profit sharing, and employee stock ownership plan contributions), the term “costs” includes only--

(i) Those recorded costs that, at the time of the request for reimbursement, the Contractor has paid by cash, check, or other form of actual payment for items or services purchased directly for the contract;

(ii) When the Contractor is not delinquent in paying costs of contract performance in the ordinary course of business, costs incurred, but not necessarily paid, for--

(A) Supplies and services purchased directly for the contract and associated financing payments to subcontractors, provided payments determined due will be made--

(1) In accordance with the terms and conditions of a subcontract or invoice; and

(2) Ordinarily within 30 days of the submission of the Contractor’s payment request to the Government;

(B) Materials issued from the Contractor’s inventory and placed in the production process for use on the contract;

(C) Direct labor;

(D) Direct travel;

(E) Other direct in-house costs; and

(F) Properly allocable and allowable indirect costs, as shown in the records maintained by the Contractor for purposes of obtaining reimbursement under Government contracts; and

(iii) The amount of financing payments that have been paid by cash, check, or other forms of payment to subcontractors.

(2) Accrued costs of Contractor contributions under employee pension plans shall be excluded until actually paid unless--

(i) The Contractor’s practice is to make contributions to the retirement fund quarterly or more frequently; and

(ii) The contribution does not remain unpaid 30 days after the end of the applicable quarter or shorter payment period (any contribution remaining unpaid shall be excluded from the Contractor’s indirect costs for payment purposes).

(3) Notwithstanding the audit and adjustment of invoices or vouchers under paragraph (g) of this clause, allowable indirect costs under this contract shall be obtained by applying indirect cost rates established in accordance with paragraph (d) of this clause.

(4) Any statements in specifications or other documents incorporated in this contract by reference designating performance of services or furnishing of materials at the Contractor’s expense or at no cost to the Government shall be disregarded for purposes of cost-reimbursement under this clause.

(c) Small business concerns. A small business concern may receive more frequent payments than every 2 weeks.

(d) Final indirect cost rates. (1) Final annual indirect cost rates and the appropriate bases shall be established in accordance with Subpart 42.7 of the Federal Acquisition Regulation (FAR) in effect for the period covered by the indirect cost rate proposal.

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(2)(i) The Contractor shall submit an adequate final indirect cost rate proposal to the Contracting Officer (or cognizant Federal agency official) and auditor within the 6-month period following the expiration of each of its fiscal years. Reasonable extensions, for exceptional circumstances only, may be requested in writing by the Contractor and granted in writing by the Contracting Officer. The Contractor shall support its proposal with adequate supporting data.

(ii) The proposed rates shall be based on the Contractor’s actual cost experience for that period. The appropriate Government representative and the Contractor shall establish the final indirect cost rates as promptly as practical after receipt of the Contractor’s proposal.

(iii) An adequate indirect cost rate proposal shall include the following data unless otherwise specified by the cognizant Federal agency official:

(A) Summary of all claimed indirect expense rates, including pool, base, and calculated indirect rate.

(B) General and Administrative expenses (final indirect cost pool). Schedule of claimed expenses by element of cost as identified in accounting records (Chart of Accounts).

(C) Overhead expenses (final indirect cost pool). Schedule of claimed expenses by element of cost as identified in accounting records (Chart of Accounts) for each final indirect cost pool.

(D) Occupancy expenses (intermediate indirect cost pool). Schedule of claimed expenses by element of cost as identified in accounting records (Chart of Accounts) and expense reallocation to final indirect cost pools.

(E) Claimed allocation bases, by element of cost, used to distribute indirect costs.

(F) Facilities capital cost of money factors computation.

(G) Reconciliation of books of account (i.e., General Ledger) and claimed direct costs by major cost element.

(H) Schedule of direct costs by contract and subcontract and indirect expense applied at claimed rates, as well as a subsidiary schedule of Government participation percentages in each of the allocation base amounts.

(I) Schedule of cumulative direct and indirect costs claimed and billed by contract and subcontract.

(J) Subcontract information. Listing of subcontracts awarded to companies for which the contractor is the prime or upper-tier contractor (include prime and subcontract numbers; subcontract value and award type; amount claimed during the fiscal year; and the subcontractor name, address, and point of contact information).

(K) Summary of each time-and-materials and labor-hour contract information, including labor categories, labor rates, hours, and amounts; direct materials; other direct costs; and, indirect expense applied at claimed rates.

(L) Reconciliation of total payroll per IRS form 941 to total labor costs distribution.

(M) Listing of decisions/agreements/approvals and description of accounting/organizational changes.

(N) Certificate of final indirect costs (see 52.242-4, Certification of Final Indirect Costs).

(O) Contract closing information for contracts physically completed in this fiscal year (include contract number, period of performance, contract ceiling amounts, contract fee computations, level of effort, and indicate if the contract is ready to close).

(iv) The following supplemental information is not required to determine if a proposal is adequate, but may be required during the audit process:

(A) Comparative analysis of indirect expense pools detailed by account to prior fiscal year and budgetary data.

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(B) General organizational information and limitation on allowability of compensation for certain contractor personnel. See 31.205-6(p). Additional salary reference information is available at https://www.whitehouse.gov/wp-content/uploads/2017/11/ContractorCompensationCapContractsAwardedBeforeJune24.pdf and https://www. whitehouse.gov/wp-content/uploads/2017/11/ContractorCompensationCapContractsAwardedafterJune24.pdf.

(C) Identification of prime contracts under which the contractor performs as a subcontractor.

(D) Description of accounting system (excludes contractors required to submit a CAS Disclosure Statement or contractors where the description of the accounting system has not changed from the previous year’s submission).

(E) Procedures for identifying and excluding unallowable costs from the costs claimed and billed (excludes contractors where the procedures have not changed from the previous year’s submission).

(F) Certified financial statements and other financial data (e.g., trial balance, compilation, review, etc.).

(G) Management letter from outside CPAs concerning any internal control weaknesses.

(H) Actions that have been and/or will be implemented to correct the weaknesses described in the management letter from subparagraph G) of this section.

(I) List of all internal audit reports issued since the last disclosure of internal audit reports to the Government.

(J) Annual internal audit plan of scheduled audits to be performed in the fiscal year when the final indirect cost rate submission is made.

(K) Federal and State income tax returns.

(L) Securities and Exchange Commission 10-K annual report.

(M) Minutes from board of directors meetings.

(N) Listing of delay claims and termination claims submitted which contain costs relating to the subject fiscal year.

(O) Contract briefings, which generally include a synopsis of all pertinent contract provisions, such as: Contract type, contract amount, product or service(s) to be provided, contract performance period, rate ceilings, advance approval requirements, pre-contract cost allowability limitations, and billing limitations.

(v) The Contractor shall update the billings on all contracts to reflect the final settled rates and update the schedule of cumulative direct and indirect costs claimed and billed, as required in paragraph (d)(2)(iii)(I) of this section, within 60 days after settlement of final indirect cost rates.

(3) The Contractor and the appropriate Government representative shall execute a written understanding setting forth the final indirect cost rates. The understanding shall specify (i) the agreed-upon final annual indirect cost rates, (ii) the bases to which the rates apply, (iii) the periods for which the rates apply, (iv) any specific indirect cost items treated as direct costs in the settlement, and (v) the affected contract and/or subcontract, identifying any with advance agreements or special terms and the applicable rates. The understanding shall not change any monetary ceiling, contract obligation, or specific cost allowance or disallowance provided for in this contract. The understanding is incorporated into this contract upon execution.

(4) Failure by the parties to agree on a final annual indirect cost rate shall be a dispute within the meaning of the Disputes clause.

(5) Within 120 days (or longer period if approved in writing by the Contracting Officer) after settlement of the final annual indirect cost rates for all years of a physically complete contract, the Contractor shall submit a completion invoice or voucher to reflect the settled amounts and rates. The completion invoice or voucher shall include settled subcontract amounts and rates. The prime contractor is responsible for settling subcontractor amounts and rates included in the completion invoice or voucher and providing status of subcontractor audits to the contracting officer upon request.

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(6)(i) If the Contractor fails to submit a completion invoice or voucher within the time specified in paragraph (d)(5) of this clause, the Contracting Officer may--

(A) Determine the amounts due to the Contractor under the contract; and

(B) Record this determination in a unilateral modification to the contract.

(ii) This determination constitutes the final decision of the Contracting Officer in accordance with the Disputes clause.

(e) Billing rates. Until final annual indirect cost rates are established for any period, the Government shall reimburse the Contractor at billing rates established by the Contracting Officer or by an authorized representative (the cognizant auditor), subject to adjustment when the final rates are established. These billing rates--

(1) Shall be the anticipated final rates; and

(2) May be prospectively or retroactively revised by mutual agreement, at either party’s request, to prevent substantial overpayment or underpayment.

(f) Quick-closeout procedures. Quick-closeout procedures are applicable when the conditions in FAR 42.708(a) are satisfied.

(g) Audit. At any time or times before final payment, the Contracting Officer may have the Contractor’s invoices or vouchers and statements of cost audited. Any payment may be (1) Reduced by amounts found by the Contracting Officer not to constitute allowable costs or (2) Adjusted for prior overpayments or underpayments.

(h) Final payment. (1) Upon approval of a completion invoice or voucher submitted by the Contractor in accordance with paragraph (d)(5) of this clause, and upon the Contractor’s compliance with all terms of this contract, the Government shall promptly pay any balance of allowable costs and that part of the fee (if any) not previously paid.

(2) The Contractor shall pay to the Government any refunds, rebates, credits, or other amounts (including interest, if any) accruing to or received by the Contractor or any assignee under this contract, to the extent that those amounts are properly allocable to costs for which the Contractor has been reimbursed by the Government. Reasonable expenses incurred by the Contractor for securing refunds, rebates, credits, or other amounts shall be allowable costs if approved by the Contracting Officer. Before final payment under this contract, the Contractor and each assignee whose assignment is in effect at the time of final payment shall execute and deliver--

(i) An assignment to the Government, in form and substance satisfactory to the Contracting Officer, of refunds, rebates, credits, or other amounts (including interest, if any) properly allocable to costs for which the Contractor has been reimbursed by the Government under this contract; and

(ii) A release discharging the Government, its officers, agents, and employees from all liabilities, obligations, and claims arising out of or under this contract, except--

(A) Specified claims stated in exact amounts, or in estimated amounts when the exact amounts are not known;

(B) Claims (including reasonable incidental expenses) based upon liabilities of the Contractor to third parties arising out of the performance of this contract; provided, that the claims are not known to the Contractor on the date of the execution of the release, and that the Contractor gives notice of the claims in writing to the Contracting Officer within 6 years following the release date or notice of final payment date, whichever is earlier; and

(C) Claims for reimbursement of costs, including reasonable incidental expenses, incurred by the Contractor under the patent clauses of this contract, excluding, however, any expenses arising from the Contractor’s indemnification of the Government against patent liability.

(End of clause)

52.216-18 Ordering Aug 2020 hereby reads as follows:

hereby reads as follows:

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from                   through                  [insert dates].

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(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c) A delivery order or task order is considered “issued” when--

(1) If sent by mail (includes transmittal by U.S. mail or private delivery service), the Government deposits the order in the mail;

(2) If sent by fax, the Government transmits the order to the Contractor’s fax number; or

(3) If sent electronically, the Government either--

(i) Posts a copy of the delivery order or task order to a Government document access system, and notice is sent to the

Contractor; or

(ii) Distributes the delivery order or task order via email to the Contractor’s email address.

(d) Orders may be issued by methods other than those enumerated in this clause only if authorized in the contract.

(End of clause)

52.216-19 Order Limitations Oct 1995 hereby reads as follows:

hereby reads as follows:

(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than $7,500 (insert dollar figure or quantity), the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b) Maximum order. The Contractor is not obligated to honor -

(1) Any order for a single item in excess of $75,000,000 (insert dollar figure or quantity);

(2) Any order for a combination of items in excess of $75,000,000 (insert dollar figure or quantity); or

(3) A series of orders from the same ordering office within 30 days that together call for quantities exceeding the limitation in paragraph (b) (1) or (2) of this section.

(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) of this section.

(d) Notwithstanding paragraphs (b) and (c) of this section, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 5 days after issuance, with written notice stating the Contractor’s intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

(End of clause)

52.216-22 Indefinite Quantity Oct 1995 hereby reads as follows:

hereby reads as follows:

(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the “maximum”. The Government shall order at least the quantity of supplies or services designated in the Schedule as the “minimum”.

(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

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(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after one year of the Period of Performance of the order.

(End of clause)

52.216-24 Limitation Of Government Liability Apr 1984 hereby reads as follows:

hereby reads as follows:

(a) In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding                  dollars.

(b) The maximum amount for which the Government shall be liable if this contract is terminated is                   dollars.

This clause will be incorporated at the DO/TO level with specific dollar amounts.

(End of clause)

52.216-32 Task-Order and Delivery-Order Ombudsman Sep 2019 hereby reads as follows:

hereby reads as follows:

(a) In accordance with 41 U.S.C. 4106(g), the Agency has designated the following task-order and delivery-order Ombudsman for this contract. The Ombudsman must review complaints from the Contractor concerning all task-order and delivery-order actions for this contract and ensure the Contractor is afforded a fair opportunity for consideration in the award of orders, consistent with the procedures in the contract.

Lt Col Nicole Stevens, 7701 Tampa Point Blvd, Tampa, FL 33621, (813) 826-0457, nicole.l.stevens.mil@socom.mil

(b) Consulting an ombudsman does not alter or postpone the timeline for any other process (e.g., protests).

(c) Before consulting with the Ombudsman, the Contractor is encouraged to first address complaints with the Contracting Officer for resolution. When requested by the Contractor, the Ombudsman may keep the identity of the concerned party or entity confidential, unless prohibited by law or agency procedure.

(End of clause)

52.217-8 Option To Extend Services Nov 1999 hereby reads as follows:

hereby reads as follows:

The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting Officer may exercise the option by written notice to the Contractor within 30 days.

(End of clause)

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52.217-9 Option To Extend The Term Of The Contract Mar 2000 hereby reads as follows:

hereby reads as follows:

(a) The Government may extend the term of this contract by written notice to the Contractor within 30 days; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 30 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 66 months.

(End of clause)

52.219-28 Post-Award Small Business Program Rerepresentation Sep 2023 hereby reads as follows:

hereby reads as follows:

(a) Definitions. As used in this clause--

Long-term contract means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend Services, or other appropriate authority.

Small business concern--

(1) Means a concern, including its affiliates, that is independently owned and operated, not dominant in its field of operation, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (d) of this clause.

(2) Affiliates, as used in this definition, means business concerns, one of whom directly or indirectly controls or has the power to control the others, or a third party or parties control or have the power to control the others. In determining whether affiliation exists, consideration is given to all appropriate factors including common ownership, common management, and contractual relationships. SBA determines affiliation based on the factors set forth at 13 CFR 121.103.

(b) If the Contractor represented that it was any of the small business concerns identified in 19.000(a)(3) prior to award of this contract, the Contractor shall rerepresent its size and socioeconomic status according to paragraph (f) of this clause or, if applicable, paragraph (h) of this clause, upon occurrence of any of the following:

(1) Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2) Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.

(3) For long-term contracts--

(i) Within 60 to 120 days prior to the end of the fifth year of the contract; and

(ii) Within 60 to 120 days prior to the date specified in the contract for exercising any option thereafter.

(c) If the Contractor represented that it was any of the small business concerns identified in 19.000(a)(3) prior to award of this contract, the Contractor shall rerepresent its size and socioeconomic status according to paragraph (f) of this clause or, if applicable, paragraph (h) of this clause, when the Contracting Officer explicitly requires it for an order issued under a multiple-award contract.

(d) The Contractor shall rerepresent its size status in accordance with the size standard in effect at the time of this rerepresentation that corresponds to the North American Industry Classification System (NAICS) code(s) assigned to this contract. The small business size standard corresponding to this NAICS code(s) can be found at https://www.sba.gov/document/support--table-size-standards.

(e) The small business size standard for a Contractor providing an end item that it does not manufacture, process, or produce itself, for a contract other than a construction or service contract, is 500 employees, or 150 employees for information technology value-added resellers under NAICS code 541519, if the acquisition--

(1) Was set aside for small business and has a value above the simplified acquisition threshold;

(2) Used the HUBZone price evaluation preference regardless of dollar value, unless the Contractor waived the price evaluation preference; or

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(3) Was an 8(a), HUBZone, service-disabled veteran-owned, economically disadvantaged women-owned, or women-owned small business set-aside or sole-source award regardless of dollar value.

(f) Except as provided in paragraph (h) of this clause, the Contractor shall make the representation(s) required by paragraph (b) and (c) of this clause by validating or updating all its representations in the Representations and Certifications section of the System for Award Management (SAM) and its other data in SAM, as necessary, to ensure that they reflect the Contractor’s current status. The Contractor shall notify the contracting office in writing within the timeframes specified in paragraph (b) of this clause, or with its offer for an order (see paragraph (c) of this clause), that the data have been validated or updated, and provide the date of the validation or update.

(g) If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (f) or (h) of this clause.

(h) If the Contractor does not have representations and certifications in SAM, or does not have a representation in SAM for the NAICS code applicable to this contract, the Contractor is required to complete the following rerepresentation and submit it to the contracting office, along with the contract number and the date on which the rerepresentation was completed:

(1) The Contractor represents that it [                 ] is, [                 ] is not a small business concern under NAICS Code assigned to contract number                    .

(2) [Complete only if the Contractor represented itself as a small business concern in paragraph (h)(1) of this clause.] The Contractor represents that it [                 ] is, [                 ] is not, a small disadvantaged business concern as defined in 13 CFR 124.1001.

(3) [Complete only if the Contractor represented itself as a small business concern in paragraph (h)(1) of this clause.] The Contractor represents that it [                ] is, [                ] is not a women-owned small business concern.

(4) Women-owned small business (WOSB) joint venture eligible under the WOSB Program. The Contractor represents that it [                ] is, [                ] is not a joint venture that complies with the requirements of 13 CFR 127.506(a) through (c). [The Contractor shall enter the name and unique entity identifier of each party to the joint venture:                   .]

(5) Economically disadvantaged women-owned small business (EDWOSB) joint venture. The Contractor represents that it [                ] is, [                 ] is not a joint venture that complies with the requirements of 13 CFR 127.506(a) through (c). [The Contractor shall enter the name and unique entity identifier of each party to the joint venture:                   .]

(6) [Complete only if the Contractor represented itself as a small business concern in paragraph (h)(1) of this clause.] The Contractor represents that it [                   ] is, [                   ] is not a veteran-owned small business concern.

(7) [Complete only if the Contractor represented itself as a veteran-owned small business concern in paragraph (h)(6) of this clause.] The Contractor represents that it [                  ] is, [                  ] is not a service-disabled veteran-owned small business concern.

(8) [Complete only if the Contractor represented itself as a small business concern in paragraph (h)(1) of this clause.] The Contractor represents that--

(i) It [                   ] is, [                   ] is not a HUBZone small business concern listed, on the date of this representation, on the List of Qualified HUBZone Small Business Concerns maintained by the Small Business Administration, and no material changes in ownership and control, principal office, or HUBZone employee percentage have occurred since it was certified in accordance with 13 CFR part 126; and

(ii) It [                   ] is, [                    ] is not a HUBZone joint venture that complies with the requirements of 13 CFR part 126, and the representation in paragraph (h)(8)(i) of this clause is accurate for each HUBZone small business concern participating in the HUBZone joint venture. [The Contractor shall enter the names of each of the HUBZone small business concerns participating in the HUBZone joint venture:                     .] Each HUBZone small business concern participating in the HUBZone joint venture shall submit a separate signed copy of the HUBZone representation.

[Contractor to sign and date and insert authorized signer’s name and title.]

(End of clause)

52.222-2 Payment For Overtime Premiums Jul 1990 hereby reads as follows:

hereby reads as follows:

(a) The use of overtime is authorized under this contract if the overtime premium cost does not exceed the negotiated amounts in the original proposed rates or the overtime premium is paid for work --

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(1) Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature;

(2) By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;

(3) To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or

(4) That will result in lower overall costs to the Government.

(b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall--

(1) Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;

(2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

(3) Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each affected contract; and

(4) Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel.

* Insert either “zero” or the dollar amount agreed to during negotiations. The inserted figure does not apply to the exceptions in paragraph (a)(1) through (a)(4) of the clause.

(End of clause)

52.223-3 Hazardous Material Identification and Material Safety Data (FEB 2021) - Alternate I Feb 2021 Alternate I Jul 1995 hereby reads as follows:

(a) “Hazardous material,” as used in this clause, includes any material defined as hazardous under the latest version of Federal Standard No. 313 (including revisions adopted during the term of the contract).

(b) The offeror must list any hazardous material, as defined in paragraph (a) of this clause, to be delivered under this contract. The hazardous material shall be properly identified and include any applicable identification number, such as National Stock Number or Special Item Number. This information shall also be included on the Material Safety Data Sheet submitted under this contract.

Material (if none, insert None) Identification No.

(c) This list must be updated during performance of the contract whenever the Contractor determines that any other material to be delivered under this contract is hazardous.

(d) The apparently successful offeror agrees to submit, for each item as required prior to award, a Material Safety Data Sheet, meeting the requirements of 29 CFR 1910.1200(g) and the latest version of Federal Standard No. 313, for all hazardous material identified in paragraph (b) of this clause. Data shall be submitted in accordance with Federal Standard No. 313, whether or not the apparently successful offeror is the actual manufacturer of these items. Failure to submit the Material Safety Data Sheet prior to award may result in the apparently successful offeror being considered nonresponsible and ineligible for award.

(e) If, after award, there is a change in the composition of the item(s) or a revision to Federal Standard No. 313, which renders incomplete or inaccurate the data submitted under paragraph (d) of this clause, the Contractor shall promptly notify the Contracting Officer and resubmit the data.

(f) Neither the requirements of this clause nor any act or failure to act by the Government shall relieve the Contractor of any responsibility or liability for the safety of Government, Contractor, or subcontractor personnel or property.

(g) Nothing contained in this clause shall relieve the Contractor from complying with applicable Federal, State, and local laws, codes, ordinances, and regulations (including the obtaining of licenses and permits) in connection with hazardous material.

(h) The Government’s rights in data furnished under this contract with respect to hazardous material are as follows:

(1) To use, duplicate and disclose any data to which this clause is applicable. The purposes of this right are to--

(i) Except as provided in paragraph (i)(2), the Contractor shall prepare and submit a sufficient number of Material Safety Data Sheets (MSDS’s), meeting the requirements of 29 CFR 1910.1200(g) and the latest version of Federal Standard No. 313, for all hazardous materials identified in paragraph (b) of this clause.

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(1) For items shipped to consignees, the Contractor shall include a copy of the MSDS’s with the packing list or other suitable shipping document which accompanies each shipment. Alternatively, the Contractor is permitted to transmit MSDS’s to consignees in advance of receipt of shipments by consignees, if authorized in writing by the Contracting Officer.

(2) For items shipped to consignees identified by mailing address as agency depots, distribution centers or customer supply centers, the Contractor shall provide one copy of the MSDS’s in or on each shipping container. If affixed to the outside of each container, the MSDS’s must be placed in a weather resistant envelope.

(ii) Obtain medical treatment for those affected by the material; and

(iii) Have others use, duplicate, and disclose the data for the Government for these purposes.

(2) To use, duplicate, and disclose data furnished under this clause, in accordance with subparagraph (h)(1) of this clause, in precedence over any other clause of this contract providing for rights in data.

(3) The Government is not precluded from using similar or identical data acquired from other sources.

(End of clause)

52.223-7 Notice Of Radioactive Materials Jan 1997 hereby reads as follows:

hereby reads as follows:

(a) The Contractor shall notify the Contracting Officer or designee, in writing,                     * days prior to the delivery of, or prior to completion of any servicing required by this contract of, items containing either (1) radioactive material requiring specific licensing under the regulations issued pursuant to the Atomic Energy Act of 1954, as amended, as set forth in Title 10 of the Code of Federal Regulations, in effect on the date of this contract, or (2) other radioactive material not requiring specific licensing in which the specific activity is greater than 0.002 microcuries per gram or the activity per item equals or exceeds 0.01 microcuries. Such notice shall specify the part or parts of the items which contain radioactive materials, a description of the materials, the name and activity of the isotope, the manufacturer of the materials, and any other information known to the Contractor which will put users of the items on notice as to the hazards involved (OMB No. 9000-0107).

* The Contracting Officer shall insert the number of days required in advance of delivery of the item or completion of the servicing to assure that required licenses are obtained and appropriate personnel are notified to institute any necessary safety and health precautions. See FAR 23.601(d).

(b) If there has been no change affecting the quantity of activity, or the characteristics and composition of the radioactive material from deliveries under this contract or prior contracts, the Contractor may request that the Contracting Officer or designee waive the notice requirement in paragraph (a) of this clause. Any such request shall-

(1) Be submitted in writing;

(2) State that the quantity of activity, characteristics, and composition of the radioactive material have not changed; and

(3) Cite the contract number on which the prior notification was submitted and the contracting office to which it was submitted.

(c) All items, parts, or subassemblies which contain radioactive materials in which the specific activity is greater than 0.002 microcuries per gram or activity per item equals or exceeds 0.01 microcuries, and all containers in which such items, parts or subassemblies are delivered to the Government shall be clearly marked and labeled as required by the latest revision of MIL-STD 129 in effect on the date of the contract.

(d) This clause, including this paragraph (d), shall be inserted in all subcontracts for radioactive materials meeting the criteria in paragraph (a) of this clause.

(End of clause)

52.232-19 Availability Of Funds For The Next Fiscal Year Apr 1984 hereby reads as follows:

hereby reads as follows:

Funds are not presently available for performance under this contract beyond              . The Government’s obligation for performance of this contract beyond that date is contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment may arise for performance under this contract beyond               , until funds are made available to the Contracting Officer for performance and until the Contractor receives notice of availability, to be confirmed in writing by the Contracting Officer.

This clause will be incorporated at the DO/TO level, as necessary, with the appropriate information.

(End of clause)

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52.243-7 Notification Of Changes Jan 2017 hereby reads as follows:

hereby reads as follows:

(a) Definitions.

“Contracting Officer,” as used in this clause, does not include any representative of the Contracting Officer.

“Specifically authorized representative (SAR),” as used in this clause, means any person the Contracting Officer has so designated by written notice (a copy of which shall be provided to the Contractor) which shall refer to this subparagraph and shall be issued to the designated representative before the SAR exercises such authority.

(b) Notice. The primary purpose of this clause is to obtain prompt reporting of Government conduct that the Contractor considers to constitute a change to this contract. Except for changes identified as such in writing and signed by the Contracting Officer, the Contractor shall notify the Administrative Contracting Officer in writing, within 60 calendar days from the date that the Contractor identifies any Government conduct (including actions, inactions, and written or oral communications) that the Contractor regards as a change to the contract terms and conditions. On the basis of the most accurate information available to the Contractor, the notice shall state--

(1) The date, nature, and circumstances of the conduct regarded as a change;

(2) The name, function, and activity of each Government individual and Contractor official or employee involved in or knowledgeable about such conduct;

(3) The identification of any documents and the substance of any oral communication involved in such conduct;

(4) In the instance of alleged acceleration of scheduled performance or delivery, the basis upon which it arose;

(5) The particular elements of contract performance for which the Contractor may seek an equitable adjustment under this clause, including--

(i) What line items have been or may be affected by the alleged change;

(ii) What labor or materials or both have been or may be added, deleted, or wasted by the alleged change;

(iii) To the extent practicable, what delay and disruption in the manner and sequence of performance and effect on continued performance have been or may be caused by the alleged change;

(iv) What adjustments to contract price, delivery schedule, and other provisions affected by the alleged change are estimated; and

(6) The Contractor’s estimate of the time by which the Government must respond to the Contractor’s notice to minimize cost, delay or disruption of performance.

(c) Continued performance. Following submission of the notice required by (b) above, the Contractor shall diligently continue performance of this contract to the maximum extent possible in accordance with its terms and conditions as construed by the Contractor, unless the notice reports a direction of the Contracting Officer or a communication from a SAR of the Contracting Officer, in either of which events the Contractor shall continue performance; provided, however, that if the Contractor regards the direction or communication as a change as described in (b) above, notice shall be given in the manner provided. All directions, communications, interpretations, orders and similar actions of the SAR shall be reduced to writing and copies furnished to the Contractor and to the Contracting Officer. The Contracting Officer shall countermand any action which exceeds the authority of the SAR.

(d) Government response. The Contracting Officer shall promptly, within 60 calendar days after receipt of notice, respond to the notice in writing. In responding, the Contracting Officer shall either--

(1) Confirm that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance;

(2) Countermand any communication regarded as a change;

(3) Deny that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance; or

(4) In the event the Contractor’s notice information is inadequate to make a decision under (1), (2), or (3) above, advise the Contractor what additional information is required, and establish the date by which it should be furnished and the date thereafter by which the Government will respond.

(e) Equitable adjustments.

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(1) If the Contracting Officer confirms that Government conduct effected a change as alleged by the Contractor, and the conduct causes an increase or decrease in the Contractor’s cost of, or the time required for, performance of any part of the work under this contract, whether changed or not changed by such conduct, an equitable adjustment shall be made--

(i) In the contract price or delivery schedule or both; and

(ii) In such other provisions of the contract as may be affected.

(2) The contract shall be modified in writing accordingly. In the case of drawings, designs or specifications which are defective and for which the Government is responsible, the equitable adjustment shall include the cost and time extension for delay reasonably incurred by the Contractor in attempting to comply with the defective drawings, designs or specifications before the Contractor identified, or reasonably should have identified, such defect. When the cost of property made obsolete or excess as a result of a change confirmed by the Contracting Officer under this clause is included in the equitable adjustment, the Contracting Officer shall have the right to prescribe the manner of disposition of the property. The equitable adjustment shall not include increased costs or time extensions for delay resulting from the Contractor’s failure to provide notice or to continue performance as provided, respectively, in (b) and (c) above.

Note: The phrases acontract pricea and acosta wherever they appear in the clause, may be appropriately modified to apply to cost-reimbursement or incentive contracts, or to combinations thereof.

(End of clause)

52.244-2 Subcontracts Jun 2020 hereby reads as follows:

hereby reads as follows:

(a) Definitions. As used in this clause--

Approved purchasing system means a Contractor’s purchasing system that has been reviewed and approved in accordance with Part 44 of the Federal Acquisition Regulation (FAR).

Consent to subcontract means the Contracting Officer’s written consent for the Contractor to enter into a particular subcontract.

Subcontract means any contract, as defined in FAR Subpart 2.1, entered into by a subcontractor to furnish supplies or services for performance of the prime contract or a subcontract. It includes, but is not limited to, purchase orders, and changes and modifications to purchase orders.

(b) When this clause is included in a fixed-price type contract, consent to subcontract is required only on unpriced contract actions (including unpriced modifications or unpriced delivery orders), and only if required in accordance with paragraph (c) or (d) of this clause.

(c) If the Contractor does not have an approved purchasing system, consent to subcontract is required for any subcontract that:

(1) Is of the cost-reimbursement, time-and-materials, or labor-hour type; or

(2) Is fixed-price and exceeds:

(i) For a contract awarded by the Department of Defense, the Coast Guard, or the National Aeronautics and Space Administration, the greater of the simplified acquisition threshold, as defined in FAR 2.101 on the date of subcontract award, or 5 percent of the total estimated cost of the contract; or

(ii) For a contract awarded by a civilian agency other than the Coast Guard and the National Aeronautics and Space Administration, either the simplified acquisition threshold, as defined in FAR 2.101 on the date of subcontract award, or 5 percent of the total estimated cost of the contract.

(d) If the Contractor has an approved purchasing system, the Contractor nevertheless shall obtain the Contracting Officer as written consent before placing the following subcontracts:

(e)(1) The Contractor shall notify the Contracting Officer reasonably in advance of placing any subcontract or modification thereof for which consent is required under paragraph (b), (c), or (d) of this clause, including the following information:

(i) A description of the supplies or services to be subcontracted.

(ii) Identification of the type of subcontract to be used.

(iii) Identification of the proposed subcontractor.

(iv) The proposed subcontract price.

H9240824D0001P00002

(v) The subcontractor’s current, complete, and accurate certified cost or pricing data and Certificate of Current Cost or Pricing Data, if required by other contract provisions.

(vi) The subcontractor’s Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other provisions of this contract.

(vii) A negotiation memorandum reflecting;

(A) The principal elements of the subcontract price negotiations;

(B) The most significant considerations controlling establishment of initial or revised prices;

(C) The reason certified cost or pricing data were or were not required;

(D) The extent, if any, to which the Contractor did not rely on the subcontractor’s certified cost or pricing data in determining the price objective and in negotiating the final price;

(E) The extent to which it was recognized in the negotiation that the subcontractor’s certified cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor; and the effect of any such defective data on the total price negotiated;

(F) The reasons for any significant difference between the Contractor’s price objective and the price negotiated; and

(G) A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.

(2) The Contractor is not required to notify the Contracting Officer in advance of entering into any subcontract for which consent is not required under paragraph (c), (d), or (e) of this clause.

(f) Unless the consent or approval specifically provides otherwise, neither consent by the Contracting Officer to any subcontract nor approval of the Contractor’s purchasing system shall constitute a determination:

(1) Of the acceptability of any subcontract terms or conditions;

(2) Of the allowability of any cost under this contract; or

(3) To relieve the Contractor of any responsibility for performing this contract.

(g) No subcontract or modification thereof placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursement type subcontracts shall not exceed the fee limitations in FAR 15.404-4(c)(4)(i).

(h) The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government.

(i) The Government reserves the right to review the Contractor’s purchasing system as set forth in FAR Subpart 44.3.

(j) Paragraphs (c) and (e) of this clause do not apply to the following subcontracts, which were evaluated during negotiations:

(End of clause)

52.246-11 Higher-Level Contract Quality Requirement Dec 2014 hereby reads as follows:

hereby reads as follows:

(a) The Contractor shall comply with the higher-level quality standard(s) listed below.

To be determined at the Task Order level.

(b) The Contractor shall include applicable requirements of the higher-level quality standard(s) listed in paragraph (a) of this clause and the requirement to flow down such standards, as applicable, to lower-tier subcontracts, in--

(1) Any subcontract for critical and complex items (see 46.203(b) and (c)); or

(2) When the technical requirements of a subcontract require--

H9240824D0001P00002

(i) Control of such things as design, work operations, in-process control, testing, and inspection; or

(ii) Attention to such factors as organization, planning, work instructions, documentation control, and advanced metrology.

(End of clause)

52.247-1 Commercial Bill Of Lading Notations Feb 2006 hereby reads as follows:

hereby reads as follows:

When the Contracting Officer authorizes supplies to be shipped on a commercial bill of lading and the Contractor will be reimbursed these transportation costs as direct allowable costs, the Contractor shall ensure before shipment is made that the commercial shipping documents are annotated with either of the following notations, as appropriate:

(a) If the Government is shown as the consignor or the consignee, the annotation shall be:

“Transportation is for the                  and the actual total transportation charges paid to the carrier(s) by the consignor or consignee are assignable to, and shall be reimbursed by, the Government.”

(b) If the Government is not shown as the consignor or the consignee, the annotation shall be:

“Transportation is for the                   and the actual total transportation charges paid to the carrier(s) by the consignor or consignee shall be reimbursed by the Government, pursuant to cost-reimbursement contract no.                  . This may be confirmed by contacting                   .”

Fill-ins to be determined at the Task Order level.

(End of clause)

52.252-2 Clauses Incorporated By Reference Feb 1998 hereby reads as follows:

hereby reads as follows:

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

www.acquisition.gov

(End of clause)

52.252-4 Alterations in Contract Apr 1984 hereby reads as follows:

hereby reads as follows:

Portions of this contract are altered as follows:

(End of clause)

252.209-7010 Critical Safety Items Aug 2011 hereby reads as follows:

hereby reads as follows:

(a) Definitions.

H9240824D0001P00002

Aviation critical safety item means a part, an assembly, installation equipment, launch equipment, recovery equipment, or support equipment for an aircraft or aviation weapon system if the part, assembly, or equipment contains a characteristic any failure, malfunction, or absence of which could cause--

(i) A catastrophic or critical failure resulting in the loss of, or serious damage to, the aircraft or weapon system;

(ii) An unacceptable risk of personal injury or loss of life; or

(iii) An uncommanded engine shutdown that jeopardizes safety.

Design control activity. (i) With respect to an aviation critical safety item, means the systems command of a military department that is specifically responsible for ensuring the airworthiness of an aviation system or equipment, in which an aviation critical safety item is to be used; and

(ii) With respect to a ship critical safety item, means the systems command of a military department that is specifically responsible for ensuring the seaworthiness of a ship or ship equipment, in which a ship critical safety item is to be used.

Ship critical safety item means any ship part, assembly, or support equipment containing a characteristic, the failure, malfunction, or absence of which could cause--

(i) A catastrophic or critical failure resulting in loss of, or serious damage to, the ship; or

(ii) An unacceptable risk of personal injury or loss of life.

(b) Identification of critical safety items. One or more of the items being procured under this contract is an aviation or ship critical safety item. The following items have been designated aviation critical safety items or ship critical safety items by the designated design control activity:

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(Insert additional lines as necessary)

(c) Heightened quality assurance surveillance. Items designated in paragraph (b) of this clause are subject to heightened, risk-based surveillance by the designated quality assurance representative.

(End of clause)

252.232-7007 Limitation Of Government’s Obligation Apr 2014 hereby reads as follows:

hereby reads as follows:

(a) Contract line item(s)                   is/are incrementally funded. For this/these item(s), the sum of $----                            of the total price is presently available for payment and allotted to this contract. An allotment schedule is set forth in paragraph (j) of this clause.

(b) For items(s) identified in paragraph (a) of this clause, the Contractor agrees to perform up to the point at which the total amount payable by the Government, including reimbursement in the event of termination of those item(s) for the Government’s convenience, approximates the total amount currently allotted to the contract. The Contractor is not authorized to continue work on those item(s) beyond that point. The Government will not be obligated in any event to reimburse the Contractor in excess of the amount allotted to the contract for those item(s) regardless of anything to the contrary in the clause entitled “TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT.” As used in this clause, the total amount payable by the Government in the event of termination of applicable contract line item(s) for convenience includes costs, profit and estimated termination settlement costs for those item(s).

(c) Notwithstanding the dates specified in the allotment schedule in paragraph (j) of this clause, the Contractor will notify the Contracting Officer in writing at least ninety days prior to the date when, in the Contractor’s best judgment, the work will reach the point at which the total amount payable by the Government, including any cost for termination for convenience, will approximate 85 percent of the total amount then allotted to the contract for performance of the applicable item(s). The notification will state (1) the estimated date when that point will be reached and (2) an estimate of additional funding, if any, needed to continue performance of applicable line items up to the next scheduled date for allotment of funds identified in paragraph (j) of this clause, or to a mutually agreed upon substitute date. The notification will also advise the Contracting Officer of the estimated amount of additional funds that will be required for the timely performance of the item(s) funded pursuant to this clause, for subsequent period as may be specified in the allotment schedule in paragraph (j) of this clause, or otherwise agreed to by the parties. If after such notification additional funds are not allotted by the date identified in the Contractor’s notification, or by an agreed substitute date, the Contracting Officer will terminate any item (s) for which additional funds have not been allotted, pursuant to the clause of this contract entitled “TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT”.

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(d) When additional funds are allotted for continued performance of the contract line item(s) identified in paragraph (a) of this clause, the parties will agree as to the period of contract performance which will be covered by the funds. The provisions of paragraph (b) through (d) of this clause will apply in like manner to the additional allotted funds and agreed substitute date, and the contract will be modified accordingly.

(e) If, solely by reason of failure of the Government to allot additional funds, by the dates indicated below, in amounts sufficient for timely performance of the contract line item(s) identified in paragraph (a) of this clause, the Contractor incurs additional costs or is delayed in the performance of the work under this contract and if additional funds are allotted, an equitable adjustment will be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the item(s), or in the time of delivery, or both. Failure to agree to any such equitable adjustment hereunder will be a dispute concerning a question of fact within the meaning of the clause entitled “disputes.”

(f) The Government may at any time prior to termination allot additional funds for the performance of the contract line item(s) identified in paragraph (a) of this clause.

(g) The termination provisions of this clause do not limit the rights of the Government under the clause entitled “DEFAULT.” The provisions of this clause are limited to work and allotment of funds for the contract line item(s) set forth in paragraph (a) of this clause. This clause no longer applies once the contract is fully funded except with regard to the rights or obligations of the parties concerning equitable adjustments negotiated under paragraphs (d) or (e) of this clause.

(h) Nothing in this clause affects the right of the Government to this contract pursuant to the clause of this contract entitled “TERMINATION FOR CONVENIENCE OF THE GOVERNMENT.”

(i) Nothing in this clause shall be construed as authorization of voluntary services whose acceptance is otherwise prohibited under 31 U.S.C. 1342.

(j) The parties contemplate that the Government will allot funds to this contract in accordance with the following schedule:

On execution of contract $--

a(month) (day), (year) $--

a(month) (day), (year) $--

a(month) (day), (year) $--

This clause will be incorporated in any DO/TO issued, if necessary, with the appropriate information.

(End of clause)

252.245-7005 Management and Reporting of Government Property. Jan 2024

252.251-7000 Ordering From Government Supply Sources Aug 2012 hereby reads as follows:

hereby reads as follows:

(a) When placing orders under Federal Supply Schedules, Personal Property Rehabilitation Price Schedules, or Enterprise Software Agreements, the Contractor shall follow the terms of the applicable schedule or agreement and authorization. Include in each order:

(1) A copy of the authorization (unless a copy was previously furnished to the Federal Supply Schedule, Personal Property Rehabilitation Price Schedule, or Enterprise Software Agreement contractor).

(2) The following statement: Any price reductions negotiated as part of an Enterprise Software Agreement issued under a Federal Supply Schedule contract shall control. In the event of any other inconsistencies between an Enterprise Software Agreement, established as a Federal Supply Schedule blanket purchase agreement, and the Federal Supply Schedule contract, the latter shall govern.

(3) The completed address(es) to which the Contractor’s mail, freight, and billing documents are to be directed.

(b) When placing orders under nonmandatory schedule contracts and requirements contracts, issued by the General Services Administration (GSA) Office of Information Resources Management, for automated data processing equipment, software and maintenance, communications equipment and supplies, and teleprocessing services, the Contractor shall follow the terms of the applicable contract and the procedures in paragraph (a) of this clause.

(c) When placing orders for Government stock on a reimbursable basis, the Contractor shall--

(1) Comply with the requirements of the Contracting Officer’s authorization, using FEDSTRIP or MILSTRIP procedures, as appropriate;

(2) Use only the GSA Form 1948-A, Retail Services Shopping Plate, when ordering from GSA Self-Service Stores;

(3) Order only those items required in the performance of Government contracts; and

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(4) Pay invoices from Government supply sources promptly. For purchases made from DoD supply sources, this means within 30 days of the date of a proper invoice (see also Defense Federal Acquisition Regulation Supplement (DFARS) 251.105). For purchases made from DoD supply sources, this means within 30 days of the date of a proper invoice. The Contractor shall annotate each invoice with the date of receipt. The Contractor’s failure to pay may also result in the DoD supply source refusing to honor the requisition (see DFARS 251.102(f)) or in the Contracting Officer terminating the Contractor’s authorization to use DoD supply sources. In the event the Contracting Officer decides to terminate the authorization due to the Contractor’s failure to pay in a timely manner, the Contracting Officer shall provide the Contractor with prompt written notice of the intent to terminate the authorization and the basis for such action. The Contractor shall have 10 days after receipt of the Government’s notice in which to provide additional information as to why the authorization should not be terminated. The termination shall not provide the Contractor with an excusable delay for failure to perform or complete the contract in accordance with the terms of the contract, and the Contractor shall be solely responsible for any increased costs.

(d) When placing orders for Government stock on a non-reimbursable basis, the Contractor shall:

(1) Comply with the requirements of the Contracting Officer’s authorization; and

(2) When using electronic transactions to submit requisitions on a non-reimbursable basis only, place orders by authorizing contract number using the Defense Logistics Management System (DLMS) Supplement to Federal Implementation Convention 511R, Requisition; and acknowledge receipts by authorizing contract number using the DLMS Supplement 527R, Receipt, Inquiry, Response and Material Receipt Acknowledgement.

(e) Only the Contractor may request authorization for subcontractor use of Government supply sources. The Contracting Officer will not grant authorizations for subcontractor use without approval of the Contractor.

(f) Government invoices shall be submitted to the Contractor’s billing address, and Contractor payments shall be sent to the Government remittance address specified below:

Contractor’s Billing Address [include point of contact and telephone number]:

Government Remittance Address: Erika N. Chwalik erika.n.chwalik.civ@socom.mil

(End of clause)

5652.237-9001 Key Personnel Requirements (2003) Sep 2003 hereby reads as follows:

hereby reads as follows:

(a) Certain experienced professional and/or technical personnel are essential for successful accomplishment of the work to be performed under this contract. Such personnel are defined as “Key Personnel” and are those persons whose resumes were submitted for evaluation of the proposal. The contractor agrees that such personnel shall not be removed from the contract work or replaced without compliance with the following:

1) If one or more of the key personnel, for any reason, becomes or is expected to become unavailable for work under this contract for a continuous period exceeding 30 work days, or is expected to devote substantially less effort to the work than indicated in the proposal or initially anticipated, the contractor shall, subject to the concurrence of the Contracting Officer or an authorized representative, promptly replace personnel with personnel of equal ability and qualifications.

2) All requests for approval of substitutions hereunder must be in writing and provide a detailed explanation of the circumstances necessitating the proposed substitutions. The request must contain a resume for the proposed substitute, and any other information requested by the Contracting Officer. The Contracting Officer shall promptly notify the contractor of approval or disapproval in writing.

(b) If the Contracting Officer determines that suitable and timely replacement of Key Personnel who have been reassigned, terminated or have otherwise become unavailable for the contract work is not reasonably forthcoming or that the resultant reduction of productive effort would be so substantial as to impair successful completion of the contract, the Contracting Officer may terminate the contract for default or for the convenience of the Government, as appropriate, or make an equitable adjustment to the contract to compensate the Government for any resultant delay, loss or damage.

(c) The follow positions are identified as Key Personnel:

(Insert Key Personnel Positions)

(end of clause)

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The following clauses were deleted:

FAR Clauses Incorporated by Reference

Number	Title	Effective Date	Alternate/ Deviation	Variation Effective Date
52.222-21	Prohibition Of Segregated Facilities	Apr 2015
52.222-26	Equal Opportunity	Sep 2016

FAR Clauses Incorporated by Full Text

52.252-1	Solicitation Provisions Incorporated By Reference	(Feb 1998)

52.252-1 SOLICITATION PROVISIONS INCORPORATED BY REFERENCE (FEB 1998) This solicitation incorporates one or more solicitation provisions by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. The offeror is cautioned that the listed provisions may include blocks that must be completed by the offeror and submitted with its quotation or offer. In lieu of submitting the full text of those provisions, the offeror may identify the provision by paragraph identifier and provide the appropriate information with its quotation or offer. Also, the full text of a solicitation provision may be accessed electronically at this/these address(es): www.acquisiton.gov (End of provision)

DFARS Clauses Incorporated by Reference

Number	Title	Effective Date	Alternate/ Deviation	Variation Effective Date
252.245-7001	Tagging, Labeling, and Marking of Government-Furnished Property	Apr 2012
252.245-7004	Reporting, Reutilization, and Disposal (DEVIATION 2022-O0006)	Nov 2021	Deviation null	Nov 2021